Semi-Annual Report


November 30, 2001                       U.S. Equity Funds
Classes I and Q                         Pilgrim MagnaCap
                                        Pilgrim Growth and Income
                                        Pilgrim Research Enhanced Index
                                        Pilgrim Growth Opportunities
                                        Pilgrim LargeCap Growth
                                        Pilgrim MidCap Opportunities
                                        Pilgrim MidCap Growth
                                        Pilgrim Growth + Value
                                        Pilgrim SmallCap Opportunities
                                        Pilgrim SmallCap Growth

                                        Equity & Income Funds
                                        Pilgrim Balanced
                                        Pilgrim Convertible


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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 Letter to Shareholders ..................    1
                 Portfolio Managers' Reports:
                 U.S. Equity Funds .......................    2
                 Equity & Income Funds ...................   22
                 Index Descriptions ......................   26
                 Statements of Assets and Liabilities ....   28
                 Statements of Operations ................   34
                 Statements of Changes in Net Assets .....   37
                 Financial Highlights ....................   44
                 Notes to Financial Statements ...........   56
                 Portfolios of Investments ...............   74
                 Shareholder Meetings ....................  104

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Classes I and Q November 30, 2001 Semi-Annual Report for the Pilgrim Funds.

In February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are twelve Funds included in this Semi-Annual Report.

On March 1, 2002, several name changes are scheduled to take place with the Pilgrim Funds to reflect our new association with the Aetna Funds under ING Group. The integrated fund family will be called ING Funds. You will receive further communications regarding these changes as they become effective. Effective March 4, 2002, we anticipate that Pilgrim Funds investors will have access to and exchangeability with the Aetna Funds, providing you an even wider array of investment options to help you meet your financial goals.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

                                        Sincerely,
                                        ING Pilgrim Group, LLC
                                        January 15, 2002

PILGRIM MAGNACAP FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Thomas Jackson, Senior Vice President and Senior Portfolio Manager; Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager serves as Auxiliary Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, it invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria:

* A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3*.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: The U.S. stock market declined significantly in the last six months with the S&P 500 Index down 8.66%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attack all weighed on equity prices. These negatives have been offset to some degree by unprecedented ease by the Federal Reserve, a federal tax cut with the prospect of more fiscal ease to come, significantly declining oil prices (which are the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows at least, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide some hope that the worst may be behind us.

Over the last six months there was no large performance advantage to either growth stocks or value stocks. Similarly, size of market capitalization was not a large performance differentiator during this period.

Performance: For the six months ended November 30, 2001, the Fund's Class Q shares declined 8.81% compared to an 8.66% decline in the S&P 500 Index.

Portfolio Specifics: The Fund has been significantly rebalanced since mid-year. Many holdings with premium valuations to the market were sold. Purchases were concentrated on large companies with investment grade* balance sheets that had the ability to have grown their dividends historically. A very important criterion in the selection of these investments was that they were selling at valuation discounts to the stock market.

For the last six months, the Fund's performance was helped by its holdings in the Financial Services, Consumer Staples, and Consumer Cyclical sectors and was hurt by its Technology and Energy holdings.

Market Outlook: While the length and depth of the market decline over the last eighteen months has been painful, the good news is that stocks are more reasonably priced than they have been in some time. Given the substantial decline in short term interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are more attractive than they have been for years. However, stocks have rebounded substantially over the last couple of months in anticipation of an economic rebound, and the critical question is "When and how rapidly will the economy and corporate profits begin to expand again?" The Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low by historical measures and consumer debt levels are high, but it should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will impede or shorten the recovery is the question. Most analysts now believe that the economy will be expanding again by mid-2002 at the latest. Given the uncertainties in the outlook, our strategy is to balance the portfolio between two types of companies: 1). Attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy; and 2). Attractively valued companies that will have a leveraged benefit if the economy rebounds strongly. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power in a period when the average company is experiencing pricing pressure. Companies in the Healthcare, Tobacco, and Property and Casualty Insurance industries meet this criterion.

* Credit quality refers to the Fund's underlying investments, not to the stability or saftey of the Fund.

Portfolio Managers' Report                                 PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

                           Average Annual Total Returns for the
                              Periods Ended November 30, 2001
                              -------------------------------
                                            Since Inception
                                               of Class Q
                                1 Year          11/19/99
                                ------          --------
         Class Q               -11.80%          -6.88%
         S&P 500 Index         -12.22%          -8.31%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of Pilgrim MagnaCap Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 12/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings; each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 26.

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PILGRIM GROWTH AND INCOME FUND                        Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Thomas Jackson, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The principle objective of the Pilgrim Growth and Income Fund (the "Fund") is long-term capital appreciation with income as a secondary objective.

Market Overview: The U.S. stock market declined significantly in the last six months with the S&P 500 Index down 8.66%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attack all weighed on equity prices over the last six months. These negatives have been offset to some degree by unprecedented ease by the Federal Reserve, a federal tax cut with the prospect of more fiscal ease to come, significantly declining oil prices (which are the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows at least, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide some hope that the worst may be behind us.

Over the last six months there was no large advantage to either growth stocks or value stocks. Similarly, size of market capitalization was not a large performance differentiator during this period.

Performance: For the period from commencement (October 4, 2001) through November 30, 2001, the Fund's Class Q shares returned 3.92% compared to a 9.73% return for the S&P 500 Index.

Portfolio Specifics: For the last six months, the Fund's performance was helped by its holdings in the Communications, Healthcare, Consumer Staples, and Financial Services sectors and was hurt by its Energy and Technology holdings. Almost the entire underperformance relative to the S&P 500 can be attributed to the Fund's holding in Enron Corporation, which we liquidated well above current prices but clearly not soon enough.

Market Outlook: While the length and depth of the market decline over the last eighteen months or so has been painful, the good news is that stocks are more reasonably priced than they have been for some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are more attractive than they have been for years. However, stocks have rebounded substantially over the last couple of months in anticipation of an economic rebound, and the critical question is: "When and how rapidly will the economy and corporate profits begin to expand again?" The Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low by historical measures and consumer debt levels are high, but it should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will impede or shorten the recovery is the question. Most analysts now believe that the economy will be expanding again by mid-2002 at the latest.

Given the uncertainties in the outlook, our current strategy is to balance the portfolio between two types of companies: 1). Attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy; and 2). Attractively valued companies that will have a leveraged benefit if the economy rebounds strongly. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power in a period when the average company is experiencing pricing pressure. Companies in the Healthcare, Tobacco, and Property and Casualty Insurance industries meet this criterion.

Portfolio Manager's Report                        PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                   Total Returns for
                                   the Period Ended
                                   November 30, 2001
                                   -----------------
                                    Since Inception
                                      of Class Q
                                       10/04/01
                                   -----------------
        Class Q                          3.92%
        S&P 500 Index                    9.73% (1)

Based on a $10,000 initial investment, the table above illustrates the total return of the Pilgrim Growth and Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 10/1/01.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, economic and political risks not found in investments that are solely domestic. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 26.

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PILGRIM RESEARCH
ENHANCED INDEX FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Aeltus Investment Management, Inc., led by Hugh Whelan, Co-Portfolio Manager and Douglas Cote, Co-Portfolio Manager.

Goal: The Pilgrim Research Enhanced Index Fund (the "Fund") seeks capital appreciation by investing primarily in large companies contained in the S&P 500 Index.

Market Overview: For the six-month period ending November 30, 2001, U.S. equity market as measured by the S&P 500 Index posted a negative return. The July - September period produced the worst quarterly returns to U.S. equities since the crash of 1987, but in the context of September 11th, it seems unworthy of the term `bad news'.

Prior to the terrorist attacks on the World Trade Center and the Pentagon, the U.S. economy was already struggling. The consumer, who had been propping up the economy, began to spend less and became less confident as unemployment rose to 5.4% by the end of October. The stock market looked like it was ready to retest it's March-April lows. From June 1st through Sept. 10th, the S&P 500 Index lost 10.5%. But not all news was bleak, manufacturing was actually showing signs that a recovery was underway, inflation remained low, oil prices were declining and both fiscal and monetary policy were in a stimulus mode.

Then the attack on America hit. September 11, 2001 is a day we will never forget. Normal activity in the country came to a standstill as Americans watched in horror while the worst terrorist attack in history claimed thousands of innocent lives. One instant result was to bring almost to a standstill the normal economic life of the nation. A second effect has been to create a sense of vulnerability.

Investors' reactions to the September terrorist attacks focused on concern over their economic consequences, sharp revaluations of effected industries and an overall increase in required risk premiums. The best performing sectors during the period were the Health Care and Consumer Cyclical sectors. The poorest performing sectors were the Utility and Energy sectors.

Performance: For the six months ended November 30, 2001, the Fund's Class I shares declined 8.85% compared to a decline of 8.66% for the S&P 500 Index.

Portfolio Specifics: The Fund underperformed the S&P 500 Index during the period primarily due to the underperformance of the prior manager for this fund. Since the change in management on August 1, 2001, the Fund has outperformed the S&P 500 Index due to effective individual stock selection by the quantitative model we use to manage the Fund. For the period our value factor -- free cashflow to price -- and our price momentum factor were effective. The least effective factors in our model were earnings momentum and earnings estimate trend.

Security selection was particularly effective within the Consumer Staples and Communication Services sectors. Within the Consumer Staples sector, an underweight in Viacom Inc. and an overweight in Philip Morris Cos. added to the Fund's strong relative performance. Within Communication Services sector the Fund benefited from its underweight of Qwest, which performed poorly during the quarter. The Fund's sector allocation detracted from performance, as the Fund was underweight in Technology, which rebounded sharply in the fourth quarter. This was partially offset by the Fund's underweight in the Consumer Cyclical sector, which performed poorly during the period.

Our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, is pointing the Fund towards greater weightings in Consumer Cyclicals and Technology, and, towards lower weightings in Energy and Financials. Currently our largest overweight is in the Financial sector; our largest underweight is in the Communication Services sector.

Market Outlook: It now appears very likely that the U.S. economy will experience a recession over the next few quarters. Recent recessions in the U.S. have lasted between 6 to 18 months. U.S. equity markets have historically rebounded well before recessions end. Also, based on a historical analysis of 28 U.S. equity market crises since the fall of France in 1940, U.S. equities have generally posted positive returns of 10% to 12% following the markets' adverse reaction to those crises. The positive response of stocks is attributable to declines in elevated levels of fear and required risk premiums as well as to the delayed effects of stimulative fiscal and monetary policies designed to counter economic weakness. The recent actions of the Federal Reserve and the Federal government are consistent with these historical patterns and we believe argue for positive equity returns in the near future.

                                                             PILGRIM RESEARCH
Portfolio Managers' Report                                   ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                           Average Annual Total Returns for the
                              Periods Ended November 30, 2001
                       ------------------------------------------------
                                    Since Inception     Since Inception
                                       of Class I         of Class Q
                       1 Year           12/30/98           04/04/00
                       ------           --------           --------
  Class I              -12.04%           -2.90%                 --
  Class Q              -12.32%              --              -15.74%
  S&P 500 Index        -12.22%           -1.35%(1)          -14.10%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 01/01/99.

(2)  Since inception performance for the index is shown from 04/01/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 26.

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PILGRIM GROWTH OPPORTUNITIES FUND                     Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Growth Opportunities Fund (the "Fund") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class I shares fell 22.83%, underperforming the benchmark S&P 500 Index, which dropped 8.66% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, growth benchmarks severely underperformed value benchmarks during the last six months.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as the "Life Sciences Revolution" and the "Ubiquitous Semiconductor" while paring back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were RightChoice Managed Care, Boston Scientific, Gilead Sciences, and Genesis Microchip.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                     PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                            Average Annual Total Returns for the
                              Periods Ended November 30, 2001
                       ------------------------------------------------
                                    Since Inception     Since Inception
                                       of Class I         of Class Q
                       1 Year           03/31/97           06/01/00
                       ------           --------           --------
  Class I              -40.37%            7.05%                 --
  Class Q              -40.51%              --              -39.92%
  S&P 500 Index        -12.22%           10.67%(1)          -12.60%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 4/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-size companies may entail greater price volatility than investing in stocks of larger companies.

                See accompanying index descriptions on page 26.

PILGRIM LARGECAP GROWTH FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding, at the time of purchase, to the upper 90% of the S&P 500 Index.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class Q shares fell 18.74%, underperforming the benchmark Russell 1000 Growth Index, which dropped 9.19% over the same time period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the value benchmarks did not suffer price declines to the extent that the growth benchmarks did.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as the "Life Sciences Revolution" and the "Ubiquitous Semiconductor" while we pared back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were Immunex, PeopleSoft, Nokia, and Intel.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                          PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                       Average Annual Total Returns
                                  for the Periods Ended November 30, 2001
                                  ---------------------------------------
                                                     Since Inception
                                       1 Year            7/21/97
                                       ------            -------
      Class Q                          -37.62%            12.79%
      Russell 1000 Growth Index        -22.80%             3.19% (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 8/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

PILGRIM MIDCAP OPPORTUNITIES FUND                     Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class I shares fell 20.16%, underperforming the benchmark S&P MidCap 400 Index, which dropped 6.77% over the same time period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell Midcap Growth Index fell 11.57% over the six month period, while the Russell Midcap Value Index fell only 6.12%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while we pared back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were Gilead Sciences, CheckPoint Software, VERITAS Software, and Brocade Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                Average Annual Total Returns for the
                                   Periods Ended November 30, 2001
                            ------------------------------------------------
                                         Since Inception     Since Inception
                                            of Class I         of Class Q
                            1 Year           8/20/98             4/4/00
                            ------           -------             ------
  Class I                   -33.52%           15.69%                 --
  Class Q                   -33.73%              --              -28.45%
  S&P MidCap 400 Index        1.74%           19.53%(1)           -0.87%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 9/1/98.

(2)  Since inception performance for the index is shown from 4/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

PILGRIM MIDCAP GROWTH FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim MidCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its assets in common stock that the portfolio managers feel have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class Q shares fell 20.17%, underperforming the Russell Midcap Growth Index which dropped 11.57% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell Midcap Growth Index fell 11.57% over the six month period, while the Russell Midcap Value Index fell only 6.12%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while we pared back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were Gilead Sciences, CheckPoint Software, VERITAS Software, and Brocade Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                            PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                    Average Annual Total Returns for the Periods
                                              Ended November 30, 2001
                                     -----------------------------------------
                                                               Since Inception
                                                                 of Class Q
                                     1 Year        5 Year          6/30/94
                                     ------        ------          -------
  Class Q                            -33.62%        8.42%           13.19%
  Russell Midcap Growth Index        -19.02%        7.84%           12.94%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 07/01/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price volatility than those of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

PILGRIM GROWTH + VALUE FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Adviser to the Pilgrim Growth + Value Fund. Louis Navellier is the Portfolio Manager.

Goal: The Pilgrim Growth + Value Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities.

Market Overview: The six month period ending November 30, 2001, will be remembered as one of the most catastrophic and volatile periods in the history of our country. An uninspired stock market had already dropped almost 20% before the tragic events of September 11th. By the end of the third quarter, the Nasdaq Composite Index had fallen 30.63% with a drop of almost 12% in the weeks that followed September 11.

The events of September 11th produced a dramatic shock to U.S. financial and transportation systems and unquestionably disrupted business and triggered a substantial drop in consumer spending. Consumer spending, which accounts for almost 70% of the overall U.S. economy, had kept the U.S. economy above water all year. However, unemployment figures rose dramatically during the period, dampening consumer confidence and sending the U.S. economy into what most economists now term a recession.

The Nasdaq Composite rallied significantly during October and November, rising over 35% from its September lows. Technology and cyclical stocks were primarily responsible for the Nasdaq's recovery. The Composite was able to make up considerable lost ground and finished the six-month period down 8.52%.

Performance: The Fund's Class Q shares declined 20.68% during the six months ended November 30, 2001, compared to the Russell 2000 Index and Russell 3000 Index, which were down 6.54% and 8.72%, respectively.

Portfolio  Specifics: The  Fund's top performing stocks for the period included:
Autozone Inc., Affiliated Comp Services, St. Jude Medical, Mohawk Industries and Alliant Techsystems. Among the under-performing stocks were the following:
Emulex, Americredit, American Eagle Outfitters, Med-Design Group and PDI Inc.

Our primary reward-to-risk measure was supplemented with short-term reward-to-risk measures. The fundamental models have been enhanced with new fundamental variables derived from forecasted earnings and earnings growth data. Analysis of the short-term reward-to-risk measures and the new fundamental variables has indicated that the impact of the reward risk measures upon the performance of the portfolio exceeds that of the changes to the fundamental variables. The portfolio optimization procedure was also recently enhanced with some adjustments to this final step in the process of creating our portfolios.

Market Outlook: The stock market recovery since the market lows in late September is now being proclaimed a "new bull market". That is the good news. The bad news is that many of the stocks that have led the stock market's recovery, namely cyclical and technology stocks, are going to lag the overall stock market's earnings recovery. Many of these cyclical and technology stocks are fundamentally overvalued relative to the overall stock market. As a result, many of these stocks that rallied in the past few months may be subjected to severe profit taking due to their false start. This is especially true for many technology stocks, such as those in the Nasdaq 100 Index that trade at over 70 times current earnings and over 50 times fiscal 2003 forecasted earnings.

It is now apparent that the timing of the U.S. economic recovery has become less certain. Unfortunately, the economic stimulus package that was passed by the House of Representatives has stalled in the Senate. Due to the political problems associated with the economic stimulus package, the burden on fixing the U.S. economy now rests solely with the Federal Reserve Board. The Federal Reserve Board cut key interest rates for the eleventh time in 2001 due to rising unemployment and continued low short-term market rates. The Consumer Price Index
(CPI) recently fell 0.3%, illustrating that deflation is now spreading to the consumer. The appearance of widespread deflation is one reason that short-term interest rates have fallen precipitously. The world is awash in excess capacity, so price discounting will likely persist until the U.S and other economies worldwide begin to recover.

The primary reason we are confident that the stock market will continue recovering despite a sputtering economy is that the flow of funds into the stock market has improved considerably. Unlike the outflows that plagued the stock market last year, in the past several weeks the stock market has been benefiting from inflows. There is no doubt that the more than $2.3 trillion dollars on the sidelines in money market accounts will wander back into the market. Bond investors, who have been rattled recently after rising interest rates, will also redirect money to the stock market. Much of the future success of the stock market is dependent on the persistent inflows that will drive the overall stock market higher on order imbalances.

We expect that the stock market will become increasingly selective and gravitate to the stocks that are already posting positive earnings growth. Overall, we remain extremely confident in the Fund's portfolio.

Portfolio Managers' Report                           PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                     Average Annual Total Returns
                                for the Periods Ended November 30, 2001
                                ---------------------------------------
                                                   Since Inception
                                                     of Class Q
                                      1 Year           6/5/00
                                      ------           ------
  Class Q                             -30.97%         -40.78%
  Russell 2000 Index                    4.82%          -0.82%(1)
  Russell 3000 Index                  -11.22%         -12.10%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index and the Russell 3000 Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 6/01/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

PILGRIM SMALLCAP OPPORTUNITIES FUND                   Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim SmallCap Opportunities Fund (the "Fund") seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class I shares fell 22.46%, underperforming the benchmark Russell 2000 Index, which dropped 6.54% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell 2000 Growth Index plunged 12.25% over the six-month period, while the Russell 2000 Value Index fell a mere 0.85%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while paring back investments in more defensive sectors such as consumer-related stocks and energy. Among the biggest individual contributors over the past six months were Aeroflex Incorporated, RightChoice Managed Care, ISIS Pharmaceuticals, and WebEx Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Manager's Report                   PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                      Average Annual Total Returns
                                for the Periods Ended November 30, 2001
                            -------------------------------------------------
                                         Since Inception      Since Inception
                                            of Class I           of Class Q
                            1 Year           4/01/99               4/4/00
                            ------           -------               ------
  Class I                   -31.68%           11.74%                  --
  Class Q                   -31.59%              --               -27.72%
  Russell 2000 Index          4.82%            7.08%               -7.75% (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 4/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                See accompanying index descriptions on page 26.

Portfolio Manager's Report                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class Q shares fell 22.09%, underperforming the benchmark Russell 2000 Growth Index, which dropped 12.25% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell 2000 Growth Index plunged 12.25% over the six-month period, while the Russell 2000 Value Index fell a mere 0.85%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while paring back investments in more defensive sectors such as consumer-related stocks and energy. Among the biggest individual contributors over the past six months were Aeroflex Incorporated, RightChoice Managed Care, ISIS Pharmaceuticals, and WebEx Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

PILGRIM SMALLCAP GROWTH FUND                          Portfolio Manager's Report
--------------------------------------------------------------------------------

                                   Average Annual Total Returns for the Periods
                                             Ended November 30, 2001
                                   --------------------------------------------
                                                                Since Inception
                                                                  of Class Q
                                      1 Year        5 Year          8/31/95
                                      ------        ------          -------
  Class Q                             -29.38%        6.54%           8.74%
  Russell 2000 Growth Index            -9.32%        2.03%           3.63% (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 9/1/95.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price volatility than those of larger companies.

                See accompanying index descriptions on page 26.

PILGRIM BALANCED FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Thomas Jackson, Senior Vice President and Portfolio Manager-Equities; Robert K. Kinsey, Vice President and Portfolio Manager-Fixed Income; Edwin Schriver, Senior Vice President and Senior Portfolio Manager-Fixed Income, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Balanced Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in a mix of equity and debt securities with an emphasis on overall total return.

Market Overview: The U.S. stock market declined significantly in the last six months with the S&P 500 Index down 8.66%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attack all weighed on equity prices over the last six months. These negatives have been offset to some degree by unprecedented ease by the Federal Reserve, a federal tax cut with the prospect of more fiscal ease to come, significantly declining oil prices (which are the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows at least, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide some hope that the worst may be behind us.

So far 2001 has been another strong year for investment grade* bonds; the widely watched Lehman Brothers Aggregate Bond Index returned 9.14% year to date. The horrifying events in New York and Washington, DC on September 11th were initially met with a dramatic flight to quality and significant underperformance of riskier sectors. Across the globe major central banks moved quickly to flood the system with liquidity through repo and direct easings. The bonds of airlines and insurers were particularly hard hit, but all credit sectors sustained damage in the early stages of the crisis. Credit product eventually caught a bid in November as many jumbo new issues were well received by the markets. The dramatic collapse of Enron chastened holders of it's paper and related industries.

Through November, the high yield market has had another bearish year in which the average bond returned less than its stated coupon rate. This makes four bad years in a row for high yield. The high yield market sold off dramatically during September, with most indexes falling about 6.5%. This wiped out gains for the entire year and left the major indexes near a 0% year-to-date return at the end of September. October began with high yield spreads at historically wide levels that appeared very attractive given expected default rates going forward. Subsequently, October and November were very strong months and the major indexes finished November with positive year-to-date returns in the two to five percent range.

Moody's November commentary discussed the impact of monetary easing and a steep yield curve on future default rates, stating "the positive factors are indeed so strong that they virtually assure improvement by the second half of 2002." Moody's now forecasts 2002 high yield default rates at 7.5% down from the trailing twelve months figure of approximately 9%. This outlook bodes well for expected high yield returns in 2002, as lower default rates should be a powerful catalyst for lower spreads and higher bond prices.

Performance: For the six months ended November 30, 2001, the Fund's Class Q shares returned -4.27% compared to -13.76% for the S&P Barra Value Index, 5.73% for the Lehman Brothers Aggregate Bond Index and -2.87% for the Composite Index of 60% S&P 500/ 40% Lehman Brothers Aggregate Bond Index.

Portfolio Specifics: For the last six months, the Fund's performance in the equity component of the fund was helped by its holdings in the Communications, Healthcare, Consumer Staples and Financial Services sectors and was hurt by its Energy and Technology holdings.

The investment grade* component of the Fund continues to produce strong returns so far this year. We added bonds issued by Bristol Myers Squibb, Disney, Wells Fargo, GMAC, Ford, ConAgra, Campbells Soup, Progress Energy, and Exelon at cheaper levels in the weeks following the terrorist attack. Moreover, we extended the duration of our Worldcom and Province of Quebec holdings in order to increase our spread duration. We remain neutral on mortgages, asset-backed securities, and agencies, and market weight the long end of the curve.

The high yield component of the fund maintained a fairly aggressive credit profile throughout the year. Exposure to high yield as a percentage of the portfolio was reduced earlier in the summer as part of an overall credit quality* upgrade.

Market Outlook: While the length and depth of the market decline over the last eighteen months or so has been painful, the good news is that stocks are more reasonably priced than they have been for some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are more attractive than they have been for years. However, stocks have rebounded substantially over the last couple of months in anticipation of an economic rebound, and the critical question is: "When and how rapidly will the economy and corporate profits begin to expand again?" The Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low by historical measures and consumer debt levels are high, but it should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will impede or shorten the recovery is the question. Most analysts now believe that the economy will be expanding again by mid-2002 at the latest.

Given the uncertainties in the outlook, our current strategy for the equity component of the fund is to balance the portfolio between two types of companies: 1). Attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy; and 2). Attractively valued companies that will have a leveraged benefit if the economy rebounds strongly. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power in a period when the average company is experiencing pricing pressure. Companies in the Healthcare, Tobacco, and Property and Casualty Insurance industries meet this criterion.

Despite the fact that the US is now officially in recession, we believe that many spread sectors are priced for just such an environment. While we remain highly selective as to particular issuers, we are net buyers of risk. That is, we continue to add spread product and spread duration; and in the fourth quarter of 2001 we plan to go down in credit quality* by adding BBB rated issues. The frequency and size of Fed easings in 2001 is unprecedented, and increased federal spending will surely lead to an increase in the issuance of Treasuries. While the direction of rates is harder to forecast, the general trend in 2002 is likely to be upwards as capital markets begin to anticipate an economic recovery.

With respect to the high yield portion of the Fund, we remain optimistic on the longer-term prospects. Therefore, we are maintaining a modestly aggressive credit risk exposure with the average credit quality* approximating single B. Moody's now projects defaults to peak at approximately 11% in early 2002 and fall significantly later in the year. Current bond prices reflect an

* Credit quality refers to the Fund's underlying investments, not the the stability or saftey of the Fund.

Portfolio Managers' Report                                 PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

expectation of default rates near 10% for an extended period of time, providing cause for optimism that significant bond appreciation is probable at some point for long-term investors. As more investors become comfortable that default rates will be declining over the foreseeable future, we believe bond prices should rise as spreads narrow in anticipation of lower default losses. Default rates last peaked at 13% in 1991, a year in which high yield returns exceeded 35%.

                                         Average Annual Total Returns for the Periods
                                                   Ended November 30, 2001
                                         -------------------------------------------
                                                                     Since Inception
                                                                       of Class Q
                                            1 Year       5 Year          8/31/95
                                            ------       ------          -------
Class Q                                      -2.69%        8.13%           9.31%
S&P Barra Value Index                        -8.56%        8.80%          12.46%(1)
Lehman Brothers Aggregate
 Bond Index                                  11.16%        7.36%           7.49%(1)
Composite Index (60% S&P 500 Index/40%
 Lehman Brothers Aggregate Bond Index)       -2.98%        9.41%          11.59%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Balanced Fund against the S&P Barra Value Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 9/1/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 26.

PILGRIM CONVERTIBLE FUND                              Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Andrew Chow, Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Convertible Fund (the "Fund") seeks to maximize total return by investing in convertible preferred stock and convertible bonds.

Market Overview: The six months ending November 30, 2001, in the equity markets were a wild period which saw plunging valuations both before and immediately after the events of September 11th and then a dramatic recovery which regained the majority of the losses, although most major equity indices still showed significant negative returns for the six months in question. Initially, the transportation sector was perceived to be the big loser in the aftermath of September 11th , but that sector rallied very strongly in October and November. Instead falling energy prices appear to be the sole long lasting economic impact of the attacks. That combined with sector specific issues such as the meltdown of Enron made the energy and utilities groups major underperformers for the six-month period. Telecom stocks also underperformed as the downturn in that sector spread from the smaller competitive access carriers to the larger incumbent carriers. In contrast, the long suffering computer group actually outperformed the overall market as investors began pricing in expectations of a rebound in demand.

Throughout the period, the Federal Reserve continued to lower short term interest rates. The targeted rate for Fed Funds now stands below that reached at the low's of the 1992-1993 interest rate cycle. In fact, the Fed's target for short term rates is the lowest it has been since the recession of 1961.

Although new issuance in the convertible market virtually ceased in the period immediately following September 11th, activity has been significantly more robust than that in the straight equity market. Issuance in 2001 has already surpassed that in all of 2000 and will be at all time record levels for the year as a whole. The ability of firms to access the capital markets via convertibles in difficult conditions and the ability of the convertible market to maintain good liquidity even at the worst periods of this year bode well for the further development of the sector in the years ahead.

Performance: For the six months ended November 30, 2001, the Fund's Class Q shares returned -8.72% compared to a return of -7.34% for the Credit Suisse First Boston Convertible Index.

Taking a look at the "big" picture, the decline in the market over the last six months means that the many market indices now have given back all of the gains made during the great bull run of 1999. It's instructive to look at how various vehicles performed over the course of this market cycle rather than focusing on just the "bull" period or the "bear" period.

Portfolio Specifics: The Fund remained fully invested during the past six months and was unable to escape the general downtrend in the equity markets. Although the Fund got good results from its holdings such as Imclone (IMCL) and IDEC Pharmaceutical (IDPH) in the healthcare sector this was not enough to offset our losses in other areas. The Fund's holdings in the telecom, telecom equipment and energy sectors were sources of underperformance during this period. For example our investments in Juniper Networks (JNPR), Transocean Sedco (RIG) and Kerr-McGee (KMG) all negatively impacted returns.

Market Outlook: The Federal Reserve is on record that it will maintain a tendency toward lowering short term rates as of December 2001. However, further rate declines at this point are frankly rather meaningless from the standpoint of economic stimulus. There simply isn't much additional real investment that will occur if Fed Funds are at 1.50% rather than 1.75%.

Nevertheless, a pickup in economic activity seems to be in the cards within the next six months. We are already seeing signs of increased demand in the key semiconductor sector. The real question is how much of a rebound is already priced into valuations and whether actual earnings can meet those expectations. In the semiconductor case, we think the market has rather aggressive assumptions about the magnitude of the rebound which accounts for our slightly underweighting in that group. We are also underweight in the telecom sector as we think it will take a few more quarters to unwind excess capacity in that sector. We remain constructive on the healthcare industry and that is our main overweight position.

Notwithstanding the above, the Fund intends to remain fully invested. In the long run that may be the way to outperform the majority of active investors and I believe that will continue to be the case going forward.

Portfolio Manager's Report                              PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                 Average Annual Total Returns for the Periods
                                                           Ended November 30, 2001
                                                 --------------------------------------------
                                                                              Since Inception
                                                                                of Class Q
                                                    1 Year        5 Year          8/31/95
                                                    ------        ------          -------
Class Q                                              -8.04%        12.63%          13.85%
Credit Suisse First Boston Convertible Index         -3.56%         8.38%           9.43%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Convertible Fund against the Credit Suisse First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Since inception performance for index is shown from 9/1/95.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has greater a effect on the fund's performance.

                See accompanying index descriptions on page 26.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The Russell Midcap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The Russell 2000 Value Index is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The S&P Barra Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The Russell Midcap Value Index is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The National Association of Purchasing Managers Index (NAPM) is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.

The Industrial Production Index (IP) measures the changes in output in U.S. manufacturing, mining and electric and gas utilities industries.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.

The Merrill Lynch Convertible Index is an index representing the entire domestic convertible market, including all credit qualities, but excluding mandatory preferred stock securities.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

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                                       27

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                     Pilgrim          Pilgrim          Pilgrim         Pilgrim          Pilgrim
                                    Pilgrim        Growth and        Research           Growth         LargeCap          MidCap
                                   MagnaCap          Income       Enhanced Index    Opportunities       Growth        Opportunities
                                     Fund             Fund             Fund             Fund             Fund             Fund
                                 -------------    -------------    -------------    -------------    -------------    -------------
ASSETS:
Investments in securities, at
 value*                          $ 338,043,361    $ 170,304,664    $ 145,572,028    $ 366,085,378    $ 390,619,985    $  92,765,645
Short-term investments, at
 value                              21,295,000       23,507,667          247,000          957,000        2,315,000          910,000
Cash                                       709              991              293        3,123,683               59              978
Receivables:
 Fund shares sold                      320,569          979,954        1,068,045          220,720        1,040,281          171,404
 Dividends and interest                973,863          303,708          234,735            9,619           90,156           10,939
 Investment securities sold                 --               --        2,386,352       12,343,239       17,200,231        4,499,175
 Other                                  56,143            2,396               --               --           66,729               --
Prepaid expenses                        29,499            2,975           42,128           22,277            3,469           70,913
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Total assets                     360,719,144      195,102,355      149,550,581      382,761,916      411,335,910       98,429,054
                                 -------------    -------------    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                       --               --          901,103       14,865,617       16,031,354        3,254,106
Payable for fund shares
 redeemed                              900,560           96,894        1,123,766          729,785        1,543,117          103,555
Payable to affiliates                  367,988          292,492          192,365          574,469          467,043          110,035
Other accrued expenses and
 liabilities                           329,809          295,550          319,901          203,886          273,208          102,411
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Total liabilities                  1,598,357          684,936        2,537,135       16,373,757       18,314,722        3,570,107
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS                       $ 359,120,787    $ 194,417,419    $ 147,013,446    $ 366,388,159    $ 393,021,188    $  94,858,947
                                 =============    =============    =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                  $ 381,876,886    $ 203,465,908    $ 183,154,225    $ 746,591,515    $ 692,549,467    $ 144,757,139
Accumulated net investment
 loss                                 (815,378)         (21,055)        (382,242)      (4,113,089)      (3,057,488)        (872,454)
Accumulated net realized
 gain(loss) on investments and
 futures contracts                   3,552,490       (5,163,770)     (31,268,374)    (410,614,272)    (331,013,739)     (58,586,679)
Net unrealized appreciation
 (depreciation) of investments     (25,493,211)      (3,863,664)      (4,490,163)      34,524,005       34,542,948        9,560,941
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS                       $ 359,120,787    $ 194,417,419    $ 147,013,446    $ 366,388,159    $ 393,021,188    $  94,858,947
                                 =============    =============    =============    =============    =============    =============
*Cost of securities              $ 363,536,572    $ 174,168,328    $ 150,062,191    $ 331,561,373    $ 356,077,037    $  83,204,704

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                      Pilgrim         Pilgrim         Pilgrim         Pilgrim         Pilgrim
                                      Pilgrim        Growth and       Research        Growth          LargeCap         MidCap
                                      MagnaCap         Income      Enhanced Index  Opportunities       Growth      Opportunities
                                        Fund            Fund            Fund           Fund             Fund            Fund
                                    ------------    ------------    ------------    ------------    ------------    ------------
Class A:
Net assets                          $231,708,244    $188,018,738    $ 11,994,408    $107,627,295    $111,934,305    $ 16,352,932
Shares authorized                     80,000,000     100,000,000       unlimited       unlimited       unlimited       unlimited
Par value                           $       0.00    $      0.001    $       0.01    $       0.01    $       0.00    $       0.01
Shares outstanding                    22,413,150      12,455,414       1,336,234       7,503,747       5,651,604       1,407,902
Net asset value and redemption
 price per share                    $      10.34    $      15.10    $       8.98    $      14.34    $      19.81    $      11.62
Maximum offering price per share
 (5.75%)(1)                         $      10.97    $      16.02    $       9.53    $      15.21    $      21.02    $      12.33
Class B:
Net assets                          $ 92,995,303    $  4,239,605    $ 63,097,605    $111,148,962    $163,841,301    $ 20,939,452
Shares authorized                     80,000,000     100,000,000       unlimited       unlimited       unlimited       unlimited
Par value                           $       0.00    $      0.001    $       0.01    $       0.01    $       0.00    $       0.01
Shares outstanding                     9,290,319         282,885       7,176,109       8,238,560       8,394,337       1,844,507
Net asset value and redemption
 price per share(2)                 $      10.01    $      14.99    $       8.79    $      13.49    $      19.52    $      11.35
Maximum offering price per share    $      10.01    $      14.99    $       8.79    $      13.49    $      19.52    $      11.35
Class C:
Net assets                          $ 10,085,975    $  2,138,890    $ 48,362,811    $ 62,709,296    $ 82,629,005    $ 13,358,377
Shares authorized                     20,000,000      50,000,000       unlimited       unlimited       unlimited       unlimited
Par value                           $       0.00    $      0.001    $       0.01    $       0.01    $       0.00    $       0.01
Shares outstanding                     1,006,762         143,110       5,499,241       4,639,726       4,246,224       1,182,345
Net asset value and redemption
 price per share(2)                 $      10.02    $      14.95    $       8.79    $      13.52    $      19.46    $      11.30
Maximum offering price per share    $      10.02    $      14.95    $       8.79    $      13.52    $      19.46    $      11.30
Class I:
Net assets                                   n/a             n/a    $ 22,938,264    $ 61,106,438             n/a    $ 41,539,003
Shares authorized                            n/a             n/a       unlimited       unlimited             n/a       unlimited
Par value                                    n/a             n/a    $       0.01            0.01             n/a    $       0.01
Shares outstanding                           n/a             n/a       2,531,792       4,146,828             n/a       3,531,454
Net asset value and redemption
 price per share                             n/a             n/a    $       9.06    $      14.74             n/a    $      11.76
Maximum offering price per share             n/a             n/a    $       9.06    $      14.74             n/a    $      11.76
Class M:
Net assets                          $ 14,118,355             n/a             n/a             n/a             n/a             n/a
Shares authorized                      5,000,000             n/a             n/a             n/a             n/a             n/a
Par value                           $       0.00             n/a             n/a             n/a             n/a             n/a
Shares outstanding                     1,383,004             n/a             n/a             n/a             n/a             n/a
Net asset value and redemption
 price per share                    $      10.21             n/a             n/a             n/a             n/a             n/a
Maximum offering price per share
 (3.50%)(3)                         $      10.58             n/a             n/a             n/a             n/a             n/a
Class Q:
Net assets                          $ 10,212,910    $     20,186    $    620,358    $  6,040,996    $ 34,616,577    $  2,669,183
Shares authorized                                     20,000,000       unlimited       unlimited       unlimited       unlimited
Par value                           $       0.00    $       0.00    $       0.01    $       0.01    $       0.00    $       0.01
Shares outstanding                       988,808           1,337          69,181         419,942       1,718,194         228,701
Net asset value and redemption
 price per share                    $      10.33    $      15.10    $       8.97    $      14.39    $      20.15    $      11.67
Maximum offering price per share    $      10.33    $      15.10    $       8.97    $      14.39    $      20.15    $      11.67
Class T:
Net assets                                   n/a             n/a             n/a    $ 17,755,172             n/a             n/a
Shares authorized                            n/a             n/a             n/a       unlimited             n/a             n/a
Par value                                    n/a             n/a             n/a    $       0.01             n/a             n/a
Shares outstanding                           n/a             n/a             n/a       1,304,472             n/a             n/a
Net asset value and redemption
 price per share(2)                          n/a             n/a             n/a    $      13.61             n/a             n/a
Maximum offering price per share             n/a             n/a             n/a    $      13.61             n/a             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    Pilgrim          Pilgrim          Pilgrim          Pilgrim
                                    MidCap          Growth +          SmallCap        SmallCap
                                    Growth            Value        Opportunities       Growth
                                     Fund             Fund             Fund             Fund
                                 -------------    -------------    -------------    -------------
ASSETS:
Investments in securities, at
 value*                          $ 247,768,984    $ 453,232,649    $ 348,092,264    $ 252,353,178
Short-term investments, at
 value                                 985,000       28,606,000       13,123,000        8,211,000
Cash                                 1,938,852              974              416        1,035,560
Receivables:
 Fund shares sold                      591,593        1,579,903        1,324,303          276,617
 Dividends and interest                 29,473          304,963              935              610
 Investment securities sold         12,206,048        7,601,624       19,046,189       13,078,378
 Other                                   8,194           17,466               --               --
Prepaid expenses                        42,854          164,374          144,302           47,044
Reimbursement due from
 manager                                    --               --               --            8,890
                                 -------------    -------------    -------------    -------------
  Total assets                     263,570,998      491,507,953      381,731,409      275,011,277
                                 -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased               10,613,155        4,346,144       24,564,632       18,587,321
Payable for fund shares
 redeemed                            1,029,000        2,274,863        1,299,749        1,855,781
Payable to affiliates                  352,815          804,683          629,775          428,992
Other accrued expenses
 and liabilities                       364,732          350,392          310,017          249,528
                                 -------------    -------------    -------------    -------------
  Total liabilities                 12,359,702        7,776,082       26,804,173       21,121,622
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $ 251,211,296    $ 483,731,871    $ 354,927,236    $ 253,889,655
                                 =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                  $ 351,607,122    $ 884,333,349    $ 456,233,085    $ 301,411,790
Accumulated net investment
 loss                               (2,323,849)      (4,733,500)      (4,198,597)      (2,752,407)
Accumulated net realized loss
 on investments and foreign
 currencies                       (127,260,378)    (438,234,022)    (132,111,174)     (76,252,703)
Net unrealized appreciation of
 investments and foreign
 currencies                         29,188,401       42,366,044       35,003,922       31,482,975
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $ 251,211,296    $ 483,731,871    $ 354,927,236    $ 253,889,655
                                 =============    =============    =============    =============
*Cost of securities              $ 218,580,583    $ 410,866,605    $ 313,088,342    $ 220,870,203

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    Pilgrim         Pilgrim         Pilgrim         Pilgrim
                                     MidCap         Growth +        SmallCap        SmallCap
                                     Growth          Value       Opportunities       Growth
                                      Fund           Fund            Fund            Fund
                                  ------------    ------------    ------------    ------------
Class A:
Net assets                        $ 66,454,283    $113,338,054    $135,034,830    $ 84,780,343
Shares authorized                    unlimited       unlimited       unlimited       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00
Shares outstanding                   5,477,105      10,189,802       4,662,217       9,059,232
Net asset value and
 redemption price per share       $      12.13    $      11.12    $      28.96    $       9.36
Maximum offering price per
 share (5.75%)(1)                 $      12.87    $      11.80    $      30.73    $       9.93
Class B:
Net assets                        $ 60,870,734    $236,777,195    $149,974,413    $ 55,235,157
Shares authorized                    unlimited       unlimited       unlimited       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00
Shares outstanding                   4,316,200      22,189,597       5,517,742       4,754,742
Net asset value and
 redemption price per share(2)    $      14.10    $      10.67    $      27.18    $      11.62
Maximum offering price per
 share                            $      14.10    $      10.67    $      27.18    $      11.62
Class C:
Net assets                        $111,440,424    $133,123,137    $ 58,132,530    $108,139,506
Shares authorized                    unlimited       unlimited       unlimited       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00
Shares outstanding                  10,066,999      12,482,280       2,143,257      11,894,082
Net asset value and
 redemption price per share(2)    $      11.07    $      10.66    $      27.12    $       9.09
Maximum offering price per
 share                            $      11.07    $      10.66    $      27.12    $       9.09
Class I:
Net assets                                 n/a             n/a    $        168             n/a
Shares authorized                          n/a             n/a       unlimited             n/a
Par value                                  n/a             n/a    $       0.01             n/a
Shares outstanding                         n/a             n/a               6             n/a
Net asset value and
 redemption price per share                n/a             n/a    $      29.24             n/a
Maximum offering price per
 share                                     n/a             n/a    $      29.24             n/a
Class Q:
Net assets                        $ 12,445,855    $    493,485    $  2,299,933    $  5,734,649
Shares authorized                    unlimited       unlimited       unlimited       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00
Shares outstanding                     806,430          44,820          79,240         547,672
Net asset value and
 redemption price per share       $      15.43    $      11.01    $      29.02    $      10.47
Maximum offering price per
 share                            $      15.43    $      11.01    $      29.02    $      10.47
Class T:
Net assets                                 n/a             n/a    $  9,485,362             n/a
Shares authorized                          n/a             n/a       unlimited             n/a
Par value                                  n/a             n/a    $       0.01             n/a
Shares outstanding                         n/a             n/a         345,591             n/a
Net asset value and
 redemption price per share(2)             n/a             n/a    $      27.45             n/a
Maximum offering price per
 share                                     n/a             n/a    $      27.45             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim          Pilgrim
                                                   Balanced        Convertible
                                                     Fund             Fund
                                                 -------------    -------------
ASSETS:
Investments in securities, at value*             $ 108,388,134    $ 268,685,533
Short-term investments, at value                    11,362,078       15,059,000
Cash                                                        --              870
Receivables:
 Fund shares sold                                      201,157          789,583
 Dividends and interest                                721,384        1,590,608
 Investment securities sold                            554,384          517,500
Prepaid expenses                                        50,069           42,688
                                                 -------------    -------------
  Total assets                                     121,277,206      286,685,782
                                                 -------------    -------------
LIABILITIES:
Payable for investment securities purchased          1,306,110          500,000
Payable for fund shares redeemed                       124,940          977,573
Payable to affiliates                                  141,082          359,247
Payable to custodian                                   169,400               --
Other accrued expenses and liabilities                 132,777          230,352
                                                 -------------    -------------
  Total liabilities                                  1,874,309        2,067,172
                                                 -------------    -------------
NET ASSETS                                       $ 119,402,897    $ 284,618,610
                                                 =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 127,884,013    $ 369,479,091
Accumulated net investment income                      498,446        1,235,901
Accumulated net realized loss on investments        (1,818,741)     (87,378,658)
Net unrealized appreciation (depreciation) of
 investments                                        (7,160,821)       1,282,276
                                                 -------------    -------------
NET ASSETS                                       $ 119,402,897    $ 284,618,610
                                                 =============    =============
* Cost of securities                             $ 115,548,955    $ 267,403,257

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                      Pilgrim         Pilgrim
                                                      Balanced      Convertible
                                                        Fund           Fund
                                                    ------------    ------------
Class A:
Net assets                                          $ 58,171,909    $ 74,206,382
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                     4,683,329       4,649,706
Net asset value and redemption price per share      $      12.42    $      15.96
Maximum offering price per share (5.75%)(1)         $      13.18    $      16.93
Class B:
Net assets                                          $ 34,058,324    $102,739,250
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                     2,552,733       5,877,717
Net asset value and redemption price per share(2)   $      13.34    $      17.48
Maximum offering price per share                    $      13.34    $      17.48
Class C:
Net assets                                          $ 20,886,608    $ 94,338,159
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                     1,752,160       5,762,896
Net asset value and redemption price per share(2)   $      11.92    $      16.37
Maximum offering price per share                    $      11.92    $      16.37
Class Q:
Net assets                                          $    396,546    $ 13,334,819
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                        32,140         859,663
Net asset value and redemption price per share      $      12.34    $      15.51
Maximum offering price per share                    $      12.34    $      15.51
Class T:
Net assets                                          $  5,889,510             n/a
Shares authorized                                      unlimited             n/a
Par value                                           $       0.00             n/a
Shares outstanding                                       442,736             n/a
Net asset value and redemption price per share(2)   $      13.30             n/a
Maximum offering price per share                    $      13.30             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Pilgrim         Pilgrim          Pilgrim         Pilgrim          Pilgrim
                                        Pilgrim       Growth and       Research          Growth         LargeCap         MidCap
                                       MagnaCap         Income      Enhanced Index   Opportunities       Growth       Opportunities
                                         Fund            Fund            Fund             Fund            Fund            Fund
                                     ------------    ------------    ------------    -------------    -------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*     $  3,182,036    $  1,239,439    $  1,147,330    $     286,335    $   1,032,917    $     51,907
Interest                                  509,364         203,014          14,800           41,064          140,159          92,709
                                     ------------    ------------    ------------    -------------    -------------    ------------
Total investment income                 3,691,400       1,442,453       1,162,130          327,399        1,173,076         144,616
                                     ------------    ------------    ------------    -------------    -------------    ------------
EXPENSES:
Investment management fees              1,380,426         650,450         556,635        2,002,308        1,636,436         509,578
Distribution fees:
 Class A                                  366,493         241,908          17,001          189,227          228,860          28,240
 Class B                                  499,164          21,606         336,482          639,520          914,717         112,964
 Class C                                   50,436          10,809         283,113          367,843          475,909          74,358
 Class M                                   56,843              --              --               --               --              --
 Class Q                                   12,699               8             666            8,255           34,651           3,310
 Class T                                       --              --              --          102,865               --              --
Transfer agent fees:
 Class A                                  200,133         193,677           5,731           65,848          136,609          16,704
 Class B                                   74,853           4,327          28,597           66,770          191,032          20,040
 Class C                                    6,926           2,239          23,054           37,422           99,333          12,508
 Class I                                       --              --             389              872               --             728
 Class M                                   11,305              --              --               --               --              --
 Class Q                                      151               6              37               88            2,869              34
 Class T                                       --              --              --            9,820               --              --
Administrative and service fees            12,810         104,583         118,864          452,069           21,960          56,448
Shareholder reporting fees                 74,847          21,960          45,750          188,779           54,900          27,450
Registration and filing fees               61,594          93,458          16,059           69,765          150,707          46,427
Professional fees                          30,195          25,620          22,363           79,280           21,960          37,515
Custody and accounting fees                87,291          29,097          79,182          110,585          175,680          36,600
Directors' fees                            15,189           5,124           5,490           18,235           18,300           5,124
Insurance fees                              4,700           1,900           1,277            1,701           15,985           1,239
Miscellaneous fees                          5,502           8,292           3,682           29,236           11,129          27,803
                                     ------------    ------------    ------------    -------------    -------------    ------------
 Total expenses                         2,951,557       1,415,064       1,544,372        4,440,488        4,191,037       1,017,070
                                     ------------    ------------    ------------    -------------    -------------    ------------
Less:
 Waived and reimbursed fees                    --              --              --               --               --              --
                                     ------------    ------------    ------------    -------------    -------------    ------------
 Net expenses                           2,951,557       1,415,064       1,544,372        4,440,488        4,191,037       1,017,070
                                     ------------    ------------    ------------    -------------    -------------    ------------
Net investment income (loss)              739,843          27,389        (382,242)      (4,113,089)      (3,017,961)       (872,454)
                                     ------------    ------------    ------------    -------------    -------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments and futures               15,761,716       8,505,048     (19,649,867)    (145,708,065)    (150,405,962)    (27,539,125)
Net change in unrealized
 appreciation (depreciation) of
 investments and futures              (55,612,331)    (30,558,741)      3,245,596       27,582,605       51,153,615       2,090,121
                                     ------------    ------------    ------------    -------------    -------------    ------------
 Net realized and unrealized loss
  on investments and futures          (39,850,615)    (22,053,693)    (16,404,271)    (118,125,460)     (99,252,347)    (25,449,004)
                                     ------------    ------------    ------------    -------------    -------------    ------------
Decrease in net assets resulting
 from operations                     $(39,110,772)   $(22,026,304)   $(16,786,513)   $(122,238,549)   $(102,270,308)   $(26,321,458)
                                     ============    ============    ============    =============    =============    ============
* Foreign taxes                      $      2,247              --    $      4,103               --               --              --

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                       Pilgrim         Pilgrim          Pilgrim          Pilgrim
                                       MidCap          Growth +         SmallCap         SmallCap
                                       Growth           Value        Opportunities        Growth
                                        Fund             Fund             Fund             Fund
                                    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*    $     143,672    $   1,157,001    $      63,471    $      48,545
Interest                                  199,825          360,603          225,023          371,094
                                    -------------    -------------    -------------    -------------
Total investment income                   343,497        1,517,604          288,494          419,639
                                    -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees              1,040,544        2,786,826        1,953,548        1,476,006
Distribution fees:
 Class A                                  128,600          199,315          211,614          172,034
 Class B                                  336,231        1,358,721          849,495          311,164
 Class C                                  617,255          761,406          326,824          638,789
 Class Q                                   16,619              579            3,062            8,632
 Class T                                       --               --           56,619               --
Transfer agent fees:
 Class A                                   66,904           49,829           72,230           95,948
 Class B                                   60,849           95,111           83,858           59,977
 Class C                                  111,762           52,350           32,267          125,325
 Class Q                                    1,400              138              298            2,142
 Class T                                       --               --            5,296               --
Administrative and service fees            13,542          486,022          378,355           14,640
Shareholder reporting fees                 75,030          112,545          115,015           70,638
Registration and filing fees               54,901           83,394           81,877           53,791
Professional fees                          27,633          146,400          228,750           36,966
Custody and accounting fees                98,820           87,840           55,815           80,154
Directors' fees                             8,601           18,300           15,555           10,980
Insurance fees                              3,578            4,678            7,182            3,588
Miscellaneous fees                          5,077            7,650            9,431           16,638
                                    -------------    -------------    -------------    -------------
 Total expenses                         2,667,346        6,251,104        4,487,091        3,177,412
                                    -------------    -------------    -------------    -------------
Less:
 Waived and reimbursed fees                    --               --               --            5,366
                                    -------------    -------------    -------------    -------------
 Net expenses                           2,667,346        6,251,104        4,487,091        3,172,046
                                    -------------    -------------    -------------    -------------
Net investment loss                    (2,323,849)      (4,733,500)      (4,198,597)      (2,752,407)
                                    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized loss on investments      (78,035,573)    (129,288,359)     (78,472,124)     (51,694,671)
Net change in unrealized
 appreciation (depreciation) of
 investments                            7,984,964          931,527      (24,780,233)     (24,590,349)
                                    -------------    -------------    -------------    -------------
 Net realized and unrealized loss
  on investments                      (70,050,609)    (128,356,832)    (103,252,357)     (76,285,020)
                                    -------------    -------------    -------------    -------------
Decrease in net assets resulting
 from operations                    $ (72,374,458)   $(133,090,332)   $(107,450,954)   $ (79,037,427)
                                    =============    =============    =============    =============
* Foreign taxes                                --    $       5,897               --               --

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Pilgrim          Pilgrim
                                                                        Balanced       Convertible
                                                                          Fund            Fund
                                                                      ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                      $    412,804    $  1,557,834
Interest                                                                 2,564,185       3,957,216
                                                                      ------------    ------------
 Total investment income                                                 2,976,989       5,515,050
                                                                      ------------    ------------
EXPENSES:
Investment management fees                                                 455,831       1,175,724
Distribution fees:
 Class A                                                                   103,541         144,776
 Class B                                                                   169,344         550,294
 Class C                                                                   107,084         507,052
 Class Q                                                                       465          23,986
 Class T                                                                    24,721              --
Transfer agent fees:
 Class A                                                                    52,932          69,137
 Class B                                                                    31,161          87,208
 Class C                                                                    19,393          83,422
 Class Q                                                                       372           1,495
 Class T                                                                     5,480              --
Administrative and service fees                                              9,150          62,952
Shareholder reporting fees                                                  42,456          57,959
Registration and filing fees                                                24,954              --
Professional fees                                                           16,836          57,096
Custody and accounting fees                                                 38,796          45,933
Directors' fees                                                              2,013           9,150
Insurance fees                                                               1,922           3,623
Miscellaneous fees                                                           3,492          10,841
                                                                      ------------    ------------
 Total expenses                                                          1,109,943       2,890,648
                                                                      ------------    ------------
Less:
 Waived and reimbursed fees                                                 85,875              --
                                                                      ------------    ------------
 Net expenses                                                            1,024,068       2,890,648
                                                                      ------------    ------------
Net investment income                                                    1,952,921       2,624,402
                                                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                                    671,734     (84,641,053)
Net change in unrealized appreciation (depreciation) of investments     (8,424,209)     47,237,401
                                                                      ------------    ------------
 Net realized and unrealized loss on investments                        (7,752,475)    (37,403,652)
                                                                      ------------    ------------
Decrease in net assets resulting from operations                      $ (5,799,554)   $(34,779,250)
                                                                      ============    ============
* Foreign taxes                                                       $      2,050              --

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                           Pilgrim MagnaCap Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months        Year
                                                 Ended           Ended            Ended
                                              November 30,       May 31,         June 30,
                                                 2001             2001            2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $     739,843    $     631,110    $   1,079,687
Net realized gain (loss) on investments         15,761,716       63,559,889       29,968,024
Net change in unrealized depreciation of
 investments                                   (55,612,331)     (72,272,816)     (35,597,984)
                                             -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                    (39,110,772)      (8,081,817)      (4,550,273)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,439,361)      (1,630,626)      (1,038,566)
  Class B                                               --          (22,115)              --
  Class C                                               --             (945)              --
  Class M                                          (25,311)          (4,626)         (12,763)
  Class Q                                          (90,549)         (66,993)              --
Net realized gain from investments             (57,616,918)     (47,090,684)     (48,878,271)
                                             -------------    -------------    -------------
Total distributions                            (59,172,139)     (48,815,989)     (49,929,600)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                25,242,633       36,855,285      169,844,202
Net proceeds from shares issued in merger               --       69,632,639               --
Shares resulting from dividend
 reinvestments                                  47,889,255       40,302,303       45,853,052
                                             -------------    -------------    -------------
                                                73,131,888      146,790,227      215,697,254
Cost of shares redeemed                        (45,247,867)     (78,040,728)    (245,236,862)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      27,884,021       68,749,499      (29,539,608)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (70,398,890)      11,851,693      (84,019,481)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            429,519,677      417,667,984      501,687,465
                                             -------------    -------------    -------------
End of period                                $ 359,120,787    $ 429,519,677    $ 417,667,984
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $    (815,378)   $          --    $     872,876
                                             =============    =============    =============

                                                     Pilgrim Growth and Income Fund
                                             -----------------------------------------------
                                               Six Months      Five Months         Year
                                                 Ended           Ended            Ended
                                              November 30,       May 31,        December 31,
                                                 2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $      27,389    $    (350,783)   $    (158,364)
Net realized gain (loss) on investments          8,505,048       (8,374,851)      36,335,197
Net change in unrealized depreciation of
 investments                                   (30,558,741)      (5,227,499)     (43,042,039)
                                             -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                    (22,026,304)     (13,953,133)      (6,865,206)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                          (48,444)              --          (22,244)
  Class B                                               --               --               --
  Class C                                               --               --               --
  Class M                                               --               --               --
  Class Q                                               --               --               --
Net realized gain from investments              (4,093,062)              --      (41,013,548)
                                             -------------    -------------    -------------
Total distributions                             (4,141,506)              --      (41,035,792)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                13,028,063        9,762,846       44,113,735
Net proceeds from shares issued in merger               --       32,272,403               --
Shares resulting from dividend
 reinvestments                                   3,622,009               --       35,741,121
                                             -------------    -------------    -------------
                                                16,650,072       42,035,249       79,854,856
Cost of shares redeemed                        (17,389,518)     (34,544,687)     (58,698,351)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        (739,446)       7,490,562       21,156,505
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (26,907,256)      (6,462,571)     (26,744,493)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            221,324,675      227,787,246      254,531,739
                                             -------------    -------------    -------------
End of period                                $ 194,417,419    $ 221,324,675    $ 227,787,246
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $     (21,055)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim Research Enhanced Index Fund
                                               -----------------------------------------------
                                                 Six Months     Seven Months         Year
                                                    Ended           Ended            Ended
                                                November 30,       May 31,        October 31,
                                                    2001            2001              2000
                                               -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                            $    (382,242)   $    (745,522)   $  (1,241,287)
Net realized loss on investments and futures     (19,649,867)      (9,758,933)      (1,264,718)
Net change in unrealized appreciation
 (depreciation) of investments and futures         3,245,596      (17,931,672)       4,751,252
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                       (16,786,513)     (28,436,127)       2,245,247
                                               -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                        --               --       (3,268,200)
                                               -------------    -------------    -------------
Total distributions                                       --               --       (3,268,200)
                                               -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   8,252,295       22,144,706       70,474,849
Shares resulting from dividend
 reinvestments                                            --               --        1,900,825
                                               -------------    -------------    -------------
                                                   8,252,295       22,144,706       72,375,674
Cost of shares redeemed                          (25,806,886)     (47,147,064)     (66,766,343)
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       (17,554,591)     (25,002,358)       5,609,331
                                               -------------    -------------    -------------
Net increase (decrease) in net assets            (34,341,104)     (53,438,485)       4,586,378
                                               -------------    -------------    -------------
NET ASSETS:
Beginning of period                              181,354,550      234,793,035      230,206,657
                                               -------------    -------------    -------------
End of period                                  $ 147,013,446    $ 181,354,550    $ 234,793,035
                                               =============    =============    =============
Undistributed net investment income (loss)
 at end of period                              $    (382,242)   $          --    $          --
                                               =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                       Pilgrim Growth Opportunities Fund
                                             -----------------------------------------------
                                               Six Months      Five Months          Year
                                                 Ended            Ended            Ended
                                              November 30,       May 31,        December 31,
                                                  2001            2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (4,113,089)   $  (4,047,103)   $  (8,378,898)
Net realized gain (loss) on investments       (145,708,065)    (186,849,526)     (44,978,445)
Net change in unrealized appreciation
 (depreciation) of investments                  27,582,605       (9,865,713)    (137,522,500)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                    (122,238,549)    (200,762,342)    (190,879,843)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
 Class A                                                --               --               --
 Class B                                                --               --               --
 Class C                                                --               --               --
 Class Q                                                --               --               --
Net realized gain from investments                      --               --      (41,120,168)
                                             -------------    -------------    -------------
Total distributions                                     --               --      (41,120,168)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                37,310,696       85,048,337      726,623,810
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                          --               --       30,960,648
                                             -------------    -------------    -------------
                                                37,310,696       85,048,337      757,584,458
Cost of shares redeemed                        (79,868,305)     (80,753,091)    (225,228,540)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (42,557,609)       4,295,246      532,355,918
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (164,796,158)    (196,467,096)     300,355,907
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            531,184,317      727,651,413      427,295,506
                                             -------------    -------------    -------------
End of period                                $ 366,388,159    $ 531,184,317    $ 727,651,413
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $  (4,113,089)   $          --    $          --
                                             =============    =============    =============

                                                      Pilgrim LargeCap Growth Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months        Year
                                                 Ended            Ended           Ended
                                              November 30,       May 31,         June 30,
                                                 2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (3,017,961)   $  (7,121,127)   $  (5,317,970)
Net realized gain (loss) on investments       (150,405,962)    (174,109,898)      13,498,698
Net change in unrealized appreciation
 (depreciation) of investments                  51,153,615     (173,014,281)     147,558,169
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                    (102,270,308)    (354,245,306)     155,738,897
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
 Class A                                           (23,469)              --               --
 Class B                                                --               --               --
 Class C                                                --               --               --
 Class Q                                           (16,058)              --               --
Net realized gain from investments                      --       (8,506,681)      (3,085,512)
                                             -------------    -------------    -------------
Total distributions                                (39,527)      (8,506,681)      (3,085,512)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                85,952,310      305,120,966      532,535,020
Net proceeds from shares issued in merger               --      110,393,160               --
Shares resulting from dividend
 reinvestments                                      26,929        5,079,126        2,521,879
                                             -------------    -------------    -------------
                                                85,979,239      420,593,252      535,056,899
Cost of shares redeemed                       (106,799,080)    (238,728,153)     (93,636,480)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (20,819,841)     181,865,099      441,420,419
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (123,129,676)    (180,886,888)     594,073,804
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            516,150,864      697,037,752      102,963,948
                                             -------------    -------------    -------------
End of period                                $ 393,021,188    $ 516,150,864    $ 697,037,752
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $  (3,057,488)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim MidCap Opportunities Fund
                                             -----------------------------------------------
                                               Six Months      Five Months          Year
                                                  Ended           Ended            Ended
                                              November 30,       May 31,        December 31,
                                                  2001            2001              2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $    (872,454)   $    (879,029)   $  (1,458,611)
Net realized gain (loss) on investments        (27,539,125)     (25,966,455)       7,746,077
Net change in unrealized appreciation
 (depreciation) of investments                   2,090,121      (14,150,486)     (15,822,878)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (26,321,458)     (40,995,970)      (9,535,412)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                      --               --      (15,667,624)
                                             -------------    -------------    -------------
Total distributions                                     --               --      (15,667,624)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                16,018,954        9,802,023      106,404,210
Net proceeds from shares issued in merger               --       30,843,894               --
Shares resulting from dividend
 reinvestments                                          --               --       12,544,986
                                             -------------    -------------    -------------
                                                16,018,954       40,645,917      118,949,196
Cost of shares redeemed                        (21,529,851)     (31,459,743)     (22,301,858)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      (5,510,897)       9,186,174       96,647,338
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (31,832,355)     (31,809,796)      71,444,302
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            126,691,302      158,501,098       87,056,796
                                             -------------    -------------    -------------
End of period                                $  94,858,947    $ 126,691,302    $ 158,501,098
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $    (872,454)   $          --    $          --
                                             =============    =============    =============

                                                       Pilgrim MidCap Growth Fund
                                             -----------------------------------------------
                                               Six Months      Eleven Months       Year
                                                 Ended             Ended          Ended
                                              November 30,        May 31,        June 30,
                                                  2001              2001           2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (2,323,849)   $  (5,522,878)   $  (6,452,374)
Net realized gain (loss) on investments        (78,035,573)     (18,681,763)      85,093,448
Net change in unrealized appreciation
 (depreciation) of investments                   7,984,964     (163,691,749)     119,946,995
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (72,374,458)    (187,896,390)     198,588,069
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments              (2,035,802)     (93,914,355)     (88,397,148)
                                             -------------    -------------    -------------
Total distributions                             (2,035,802)     (93,914,355)     (88,397,148)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                23,767,331      222,525,037      353,806,052
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                   1,024,441       44,622,188       78,987,177
                                             -------------    -------------    -------------
                                                24,791,772      267,147,225      432,793,229
Cost of shares redeemed                        (55,751,340)    (170,111,949)    (281,762,942)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (30,959,568)      97,035,276      151,030,287
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (105,369,828)    (184,775,469)     261,221,208
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            356,581,124      541,356,593      280,135,385
                                             -------------    -------------    -------------
End of period                                $ 251,211,296    $ 356,581,124    $ 541,356,593
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $  (2,323,849)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                         Pilgrim Growth + Value Fund
                                            -----------------------------------------------------
                                               Six Months       Seven Months           Year
                                                 Ended             Ended               Ended
                                              November 30,        May 31,           October 31,
                                                  2001              2001               2000
                                            ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                         $    (4,733,500)   $    (8,973,823)   $   (13,479,347)
Net realized gain (loss) on investments        (129,288,359)      (301,751,046)        96,147,664
Net change in unrealized appreciation
 (depreciation) of investments                      931,527       (104,576,146)        50,016,590
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations                     (133,090,332)      (415,301,015)       132,684,907
                                            ---------------    ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                       --        (93,173,524)       (52,769,105)
Tax return of capital                                    --         (2,724,028)                --
                                            ---------------    ---------------    ---------------
Total distributions                                      --        (95,897,552)       (52,769,105)
                                            ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 55,607,174        271,208,423        795,463,400
Net proceeds from shares issued in merger                --                 --                 --
Shares resulting from dividend
 reinvestments                                           --         62,411,607         32,130,552
                                            ---------------    ---------------    ---------------
                                                 55,607,174        333,620,030        827,593,952
Cost of shares redeemed                        (108,666,342)      (199,253,732)      (253,638,470)
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction       (53,059,168)       134,366,298        573,955,482
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets          (186,149,500)      (376,832,269)       653,871,284
                                            ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                             669,881,371      1,046,713,640        392,842,356
                                            ---------------    ---------------    ---------------
End of period                               $   483,731,871    $   669,881,371    $ 1,046,713,640
                                            ===============    ===============    ===============
Undistributed net investment loss at
 end of period                              $    (4,733,500)   $            --    $            --
                                            ===============    ===============    ===============

                                                     Pilgrim SmallCap Opportunities Fund
                                            -----------------------------------------------------
                                              Six Months        Five Months            Year
                                                Ended              Ended               Ended
                                             November 30,         May 31,          December 31,
                                                 2001               2001               2000
                                            ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                         $    (4,198,597)   $    (3,643,091)   $   (10,536,111)
Net realized gain (loss) on investments         (78,472,124)       (21,202,558)       (16,488,885)
Net change in unrealized appreciation
 (depreciation) of investments                  (24,780,233)       (81,917,523)       (45,920,205)
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations                     (107,450,954)      (106,763,172)       (72,945,201)
                                            ---------------    ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments              (12,207,533)                --        (99,067,878)
Tax return of capital                                    --                 --                 --
                                            ---------------    ---------------    ---------------
Total distributions                             (12,207,533)                --        (99,067,878)
                                            ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 90,157,375         39,685,223        488,213,149
Net proceeds from shares issued in merger                --         29,533,351                 --
Shares resulting from dividend
 reinvestments                                    8,875,556                 --         69,587,907
                                            ---------------    ---------------    ---------------
                                                 99,032,931         69,218,574        557,801,056
Cost of shares redeemed                         (88,861,126)       (71,756,890)      (306,341,551)
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction        10,171,805         (2,538,316)       251,459,505
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets          (109,486,682)      (109,301,488)        79,446,426
                                            ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                             464,413,918        573,715,406        494,268,980
                                            ---------------    ---------------    ---------------
End of period                               $   354,927,236    $   464,413,918    $   573,715,406
                                            ===============    ===============    ===============
Undistributed net investment loss at
 end of period                              $    (4,198,597)   $            --    $            --
                                            ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                      Pilgrim SmallCap Growth Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months        Year
                                                  Ended           Ended           Ended
                                              November 30,       May 31,         June 30,
                                                  2001             2001            2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (2,752,407)   $  (6,648,603)   $  (7,259,094)
Net realized gain (loss) on investments        (51,694,671)       5,605,591       85,003,902
Net change in unrealized appreciation
 (depreciation) of investments                 (24,590,349)    (130,267,810)     102,235,975
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (79,037,427)    (131,310,822)     179,980,783
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                (394,336)     (55,662,276)    (158,396,508)
                                             -------------    -------------    -------------
Total distributions                               (394,336)     (55,662,276)    (158,396,508)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                85,194,704      219,056,344      364,010,289
Shares resulting from dividend
 reinvestments                                     182,988       23,213,444      136,805,877
                                             -------------    -------------    -------------
                                                85,377,692      242,269,788      500,816,166
Cost of shares redeemed                       (115,486,655)    (199,385,564)    (331,453,908)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (30,108,963)      42,884,224      169,362,258
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (109,540,726)    (144,088,874)     190,946,533
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            363,430,381      507,519,255      316,572,722
                                             -------------    -------------    -------------
End of period                                $ 253,889,655    $ 363,430,381    $ 507,519,255
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $  (2,752,407)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                          Pilgrim Balanced Fund
                                             -----------------------------------------------
                                              Six Months      Eleven Months        Year
                                                 Ended            Ended            Ended
                                             November 30,        May 31,         June 30,
                                                 2001              2001            2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   1,952,921    $   3,904,269    $   1,744,544
Net realized gain (loss) on investments            671,734       (1,616,640)      10,481,616
Net change in unrealized appreciation
 (depreciation) of investments                  (8,424,209)      (3,330,551)     (17,791,175)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                      (5,799,554)      (1,042,922)      (5,565,015)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,194,207)      (2,160,525)        (229,987)
  Class B                                         (538,415)        (985,710)        (140,731)
  Class C                                         (378,723)        (682,525)        (417,990)
  Class Q                                           (7,986)         (10,659)          (4,652)
  Class T                                         (111,902)        (298,008)              --
Net realized gain from investments                (484,742)     (10,205,280)      (7,355,531)
                                             -------------    -------------    -------------
Total distributions                             (2,715,975)     (14,342,707)      (8,148,891)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                22,865,358       32,659,504       14,115,466
Net proceeds from shares issued in merger               --               --      120,445,073
Shares resulting from dividend
 reinvestments                                   2,142,040       11,072,991        6,982,714
                                             -------------    -------------    -------------
                                                25,007,398       43,732,495      141,543,253
Cost of shares redeemed                        (25,170,822)     (41,904,310)     (24,486,297)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        (163,424)       1,828,185      117,056,956
                                             -------------    -------------    -------------
Net increase (decrease) in net assets           (8,678,953)     (13,557,444)     103,343,050
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            128,081,850      141,639,294       38,296,244
                                             -------------    -------------    -------------
End of period                                $ 119,402,897    $ 128,081,850    $ 141,639,294
                                             =============    =============    =============
Undistributed net investment income at
 end of period                               $     498,446    $     776,758    $   1,009,916
                                             =============    =============    =============

                                                        Pilgrim Convertible Fund
                                            -----------------------------------------------
                                             Six Months      Eleven Months        Year
                                                Ended            Ended            Ended
                                            November 30,        May 31,         June 30,
                                                2001              2001            2000
                                            -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                       $   2,624,402    $   7,393,607    $   4,826,371
Net realized gain (loss) on investments       (84,641,053)      25,240,635       70,655,086
Net change in unrealized appreciation
 (depreciation) of investments                 47,237,401     (125,518,453)      29,680,606
                                            -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                    (34,779,250)     (92,884,211)     105,162,063
                                            -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                      (1,225,525)      (2,742,655)      (1,119,420)
  Class B                                      (1,045,571)      (1,907,503)        (674,174)
  Class C                                      (1,029,152)      (2,150,950)        (908,198)
  Class Q                                        (311,178)      (1,131,972)        (450,509)
  Class T                                              --               --               --
Net realized gain from investments             (1,658,653)     (91,080,548)     (42,129,281)
                                            -------------    -------------    -------------
Total distributions                            (5,270,079)     (99,013,628)     (45,281,582)
                                            -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               30,709,905      161,509,462      220,047,461
Net proceeds from shares issued in merger              --               --               --
Shares resulting from dividend
 reinvestments                                  3,407,183       62,313,647       38,566,753
                                            -------------    -------------    -------------
                                               34,117,088      223,823,109      258,614,214
Cost of shares redeemed                       (81,702,160)    (143,352,464)     (93,851,800)
                                            -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions    (47,585,072)      80,470,645      164,762,414
                                            -------------    -------------    -------------
Net increase (decrease) in net assets         (87,634,401)    (111,427,194)     224,642,895
                                            -------------    -------------    -------------
NET ASSETS:
Beginning of period                           372,253,011      483,680,205      259,037,310
                                            -------------    -------------    -------------
End of period                               $ 284,618,610    $ 372,253,011    $ 483,680,205
                                            =============    =============    =============
Undistributed net investment income at
 end of period                              $   1,235,901    $   2,222,925    $   2,762,398
                                            =============    =============    =============


                 See Accompanying Notes to Financial Statements

PILGRIM MAGNACAP FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Class Q
                                            -----------------------------------
                                            Six Months  Eleven Months   Period
                                              Ended         Ended        Ended
                                             Nov. 30,       May 31,     June 30,
                                               2001         2001(4)      2000(1)
                                              ------        ------       ------
Per Share Operating Performance:
 Net asset value, beginning of period   $      13.55         15.84        16.26
 Income from investment operations:
 Net investment income                  $       0.06          0.07         0.05
 Net realized and unrealized loss
 on investments                         $      (1.27)        (0.38)       (0.47)
 Total from investment operations       $      (1.21)        (0.31)       (0.42)
 Less distributions from:
 Net investment income                  $       0.11          0.10           --
 Net realized gains on investments      $       1.90          1.88           --
 Total distributions                    $       2.01          1.98           --
 Net asset value, end of period         $      10.33         13.55        15.84
 Total Return(2):                       %      (8.81)        (2.60)       (2.58)
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $     10,213        11,184        9,928
 Ratios to average net assets:
 Expenses(3)                            %       1.14          1.11         1.24
 Net investment income(3)               %       0.82          0.53         0.46
 Portfolio turnover rate                %         51            92           26

----------
(1)  Class Q commenced offering of shares on November 19, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                  PILGRIM GROWTH AND INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                  Class Q
                                               ------------
                                               Period Ended
                                                November 30,
                                                  2001(1)
                                                  -------
Per Share Operating Performance:
 Net asset value, beginning of period     $        14.53
 Income from investment operations:
 Net investment income                    $         0.01
 Net realized and unrealized gain
 on investments                           $         0.56
 Total from investment operations         $         0.57
 Net asset value, end of period           $        15.10
 Total Return(2):                         %         3.92
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $           20
 Ratios to average net assets:
 Expenses(3)                              %         1.41
 Net investment income(3)                 %         0.38
 Portfolio turnover rate                  %           57

----------
(1)  Class Q commenced offering of shares on October 4, 2001.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

PILGRIM RESEARCH ENHANCED INDEX FUND (UNAUDITED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        Class I                                  Class Q
                                                       -----------------------------------------     -----------------------------
                                                                    Seven                                         Seven
                                                       Six Months   Months                Period     Six Months   Months    Period
                                                         Ended      Ended    Year Ended    Ended        Ended     Ended      Ended
                                                        Nov. 30,    May 31,    Oct. 31,   Oct. 31,     Nov. 30,   May 31,   Oct. 31,
                                                          2001      2001(6)      2000     1999(1)        2001     2001(6)   2000(2)
                                                         ------     ------      ------    ------        ------    ------    ------
Per Share Operating Performance:
 Net asset value, beginning of period              $       9.94      11.25       11.17     10.00          9.85     11.17     11.98
 Income from investment operations:
 Net investment income                             $       0.02       0.02        0.04      0.06          0.01        --        --
 Net realized and unrealized gain (loss) on
 investments                                       $      (0.90)     (1.33)       0.19      1.11         (0.89)    (1.32)    (0.81)
 Total from investment operations                  $      (0.88)     (1.31)       0.23      1.17         (0.88)    (1.32)    (0.81)
 Less distributions from:
 Net realized gains on investments                 $         --         --        0.15        --            --        --        --
 Total distributions                               $         --         --        0.15        --            --        --        --
 Net asset value, end of period                    $       9.06       9.94       11.25     11.17          8.97      9.85     11.17
 Total Return(3)                                   %      (8.85)    (11.64)       2.00     11.70         (8.93)   (11.82)    (6.76)
Ratios and Supplemental Data:
 Net assets, end of period (000's)                 $     22,938     25,172      28,473    27,927           620       456       273
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)       %       1.07       1.04        1.07      0.98(5)       1.34      1.29      1.32
 Gross expenses prior to expense reimbursement(4)  %       1.07       1.04        1.07      1.23          1.34      1.29      1.32
 Net investment income (loss) after expense
 reimbursement(4)                                  %       0.40       0.27        0.34      0.62(5)      (0.17)    (0.03)    (0.05)
 Portfolio turnover rate                           %         74         26          57        26            74        26        57

----------
(1)  The Fund commenced operations on December 31, 1998.
(2)  Class Q commenced offering of shares on April 4, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS               PILGRIM GROWTH OPPORTUNITIES FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           Class I
                                             ----------------------------------------------------------------
                                             Six Months  Five Months                                  Period
                                                Ended       Ended        Year Ended December 31,       Ended
                                               Nov. 30,    May 31,    -----------------------------   Dec. 31,
                                                2001       2001(6)     2000       1999       1998     1997(1)
                                               -------     -------    -------    -------    -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       19.10       26.05      33.76      26.28      21.36     17.90
 Income from investment operations:
 Net investment income (loss)            $       (0.10)      (0.08)     (0.15)     (0.17)     (0.05)     0.01
 Net realized and unrealized gain
 (loss) on investments                   $       (4.26)      (6.87)     (6.07)     20.49       5.18      4.30
 Total from investment operations        $       (4.36)      (6.95)     (6.22)     20.32       5.13      4.31
 Less distributions from:
 Net realized gains on investments       $          --          --       1.49      12.84       0.21      0.85
 Total distributions                     $          --          --       1.49      12.84       0.21      0.85
 Net asset value, end of period          $       14.74       19.10      26.05      33.76      26.28     21.36
 Total Return(3)                         %      (22.83)     (26.68)    (18.74)     93.86      24.06     24.29
Ratios and Supplemental Data:
 Net assets, end of period (000's)       $      61,106      79,174    108,005    132,953     83,233   113,529
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                        %        1.41        1.31       1.16       1.00       1.00      1.02(5)
 Gross expenses prior to expense
 reimbursement(4)                        %        1.41        1.31       1.16       1.00       1.00      1.02
 Net investment income (loss) after
 expense reimbursement(4)                %       (1.26)      (0.92)     (0.56)     (0.61)     (0.13)     0.08(5)
 Portfolio turnover rate                 %         251         217        326        286         98        32

                                                          Class Q
                                             --------------------------------
                                             Six Months  Five Months  Period
                                               Ended        Ended      Ended
                                              Nov. 30,     May 31,    Dec. 31,
                                                2001       2001(6)    2000(2)
                                               -------     -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       18.70       25.48      32.58
 Income from investment operations:
 Net investment income (loss)            $       (0.11)      (0.10)     (0.15)
 Net realized and unrealized gain
 (loss) on investments                   $       (4.20)      (6.68)     (5.46)
 Total from investment operations        $       (4.31)      (6.78)     (5.61)
 Less distributions from:
 Net realized gains on investments       $          --          --       1.49
 Total distributions                     $          --          --       1.49
 Net asset value, end of period          $       14.39       18.70      25.48
 Total Return(3)                         %      (23.05)     (26.61)    (17.55)
 Ratios and Supplemental Data:
 Net assets, end of period (000's)       $       6,041       7,947     10,274
Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                        %        1.66        1.56       1.41
 Gross expenses prior to expense
 reimbursement(4)                        %        1.66        1.56       1.41
 Net investment income (loss) after
 expense reimbursement(4)                %       (1.50)      (1.17)     (0.81)
 Portfolio turnover rate                 %         251         217        326

----------
(1)  Class I commenced offering of shares on March 31, 1997.
(2)  Class Q commenced offering of shares on June 1, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM LARGECAP GROWTH FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class Q
                                                 ------------------------------------------------------------------------
                                                 Six Months    Eleven Months   Year     Three Months    Year      Period
                                                    Ended          Ended       Ended       Ended       Ended       Ended
                                                 November 30,     May 31,     June 30,    June 30,    March 31,  March 31,
                                                    2001          2001(6)      2000        1999(2)      1999      1998(1)
                                                   -------        -------     -------      -------     -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period        $       24.81          43.71       28.43        25.24       15.66      12.50
 Income from investment operations:
 Net investment loss                         $       (0.19)         (0.17)      (0.20)       (0.03)      (0.02)     (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $       (4.46)        (18.26)      15.86         3.22        9.87       3.26
 Total from investment operations            $       (4.65)        (18.43)      15.66         3.19        9.85       3.25
 Less distributions from:
 Net investment income                       $        0.01             --          --           --          --       0.01
 Net realized gains on investments           $          --           0.47        0.38           --        0.27       0.08
 Total distributions                         $        0.01           0.47        0.38           --        0.27       0.09
 Net asset value, end of period              $       20.15          24.81       43.71        28.43       25.24      15.66
 Total Return(3):                            %      (18.74)        (42.50)      55.57        12.64       63.76      62.47
Ratios and Supplemental Data:
 Net assets, end of period (000's)           $      34,617         12,534      24,838        6,044       4,908        799
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 (recoupment)(4)(5)                          %        1.25           1.19        1.26         1.23        1.26       1.25
 Gross expenses prior to expense
 reimbursement/(recoupment)(4)               %        1.25           1.19        1.26         1.25        1.91      10.45
 Net investment loss after expense
 reimbursement/(recoupment)(4)(5)            %       (0.68)         (0.50)     (0.77)        (0.36)      (0.28)     (0.62)
 Portfolio turnover rate                     %         275            331         139           27         253        306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS               PILGRIM MIDCAP OPPORTUNITIES FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class I
                                          -----------------------------------------------------
                                          Six Months   Five Months          Year Ended
                                             Ended        Ended             December 31,
                                            Nov. 30,     May 31,    ---------------------------
                                             2001        2001(6)     2000      1999     1998(1)
                                            -------      -------    -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     14.73        19.26      21.34     12.99     10.00
 Income from investment operations:
 Net investment loss                    $     (0.08)       (0.06)     (0.13)    (0.15)    (0.02)
 Net realized and unrealized gain
 (loss) on investments                  $     (2.89)       (4.47)      0.23     12.09      3.01
 Total from investment operations       $     (2.97)       (4.53)      0.10     11.94      2.99
 Less distributions from:
 Net realized gains on investments      $        --           --       2.18      3.59        --
 Total distributions                    $        --           --       2.18      3.59        --
 Net asset value, end of period         $     11.76        14.73      19.26     21.34     12.99
 Total Return(3):                       %    (20.16)      (23.52)      0.08    103.19     29.90
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $    41,539       52,007     68,006    67,954    33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %      1.47         1.52       1.36      1.41      1.50(5)
 Gross expenses prior to expense
 reimbursement(4)                       %      1.47         1.52       1.36      1.41      2.01
 Net investment loss after expense
 reimbursement(4)                       %     (1.19)       (0.97)     (0.66)    (1.04)    (0.70)(5)
 Portfolio turnover rate                %       229          182        188       201        61

                                                         Class Q
                                          --------------------------------------
                                          Six Months   Five Months
                                            Ended         Ended     Period Ended
                                           Nov. 30,      May 31,    December 31,
                                             2001        2001(6)       2000(2)
                                            -------      -------       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     14.63        19.16         22.57
 Income from investment operations:
 Net investment loss                    $     (0.10)       (0.08)        (0.06)
 Net realized and unrealized gain
 (loss) on investments                  $     (2.86)       (4.45)        (1.17)
 Total from investment operations       $     (2.96)       (4.53)        (1.23)
 Less distributions from:
 Net realized gains on investments      $        --           --          2.18
 Total distributions                    $        --           --          2.18
 Net asset value, end of period         $     11.67        14.63         19.16
 Total Return(3):                       %    (20.23)      (23.64)        (5.86)
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $     2,669        3,071         3,264
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %      1.73         1.82          1.61
 Gross expenses prior to expense
 reimbursement(4)                       %      1.73         1.82          1.61
 Net investment loss after expense
 reimbursement(4)                       %     (1.45)       (1.28)        (0.91)
 Portfolio turnover rate                %       229          182           188

----------
(1)  Fund commenced operations on August 20, 1998.
(2)  Class Q commenced offering of shares on April 4, 2000
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM MIDCAP GROWTH FUND (UNAUDITED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          Class Q
                                             --------------------------------------------------------------------
                                               Six      Eleven               Three
                                              Months    Months     Year     Months
                                              Ended      Ended     Ended     Ended        Year Ended March 31,
                                             Nov. 30,   May 31,   June 30,  June 30,  ---------------------------
                                               2001     2001(5)    2000     1999(1)    1999      1998      1997
                                              -------   -------   -------   -------   -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     19.49     35.67     26.94     25.14     23.30     18.01     17.99
 Income from investment operations:
 Net investment loss                      $     (0.03)    (0.12)    (0.29)    (0.06)    (0.12)    (0.21)    (0.04)
 Net realized and unrealized gain (loss)
 on investments                           $     (3.90)   (10.10)    17.92      1.86      3.56      7.48      0.32
 Total from investment operations         $     (3.93)   (10.22)    17.63      1.80      3.44      7.27      0.28
 Less distributions from:
 Net realized gains on investments        $      0.13      5.96      8.90        --      1.60      1.98      0.26
 Total distributions                      $      0.13      5.96      8.90        --      1.60      1.98      0.26
 Net asset value, end of period           $     15.43     19.49     35.67     26.94     25.14     23.30     18.01
 Total Return(2):                         %    (20.17)   (33.14)    77.87      7.16     15.77     42.00      1.39
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    12,446    16,412    19,792    19,383    14,350    12,204    13,115
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/(recoupment)(3)(4)         %      1.23      1.19      1.26      1.24      1.23      1.22      1.25
 Gross expenses prior to expense
 reimbursement/(recoupment)(3)            %      1.23      1.18      1.26      1.25      1.31      1.95      1.84
 Net investment loss after expense
 reimbursement/(recoupment)(3)(4)         %     (0.98)    (0.58)    (1.00)    (0.95)    (0.71)    (0.97)    (0.69)
 Portfolio turnover rate                  %       221       262       148        55       154       200       153

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                     PILGRIM GROWTH + VALUE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class Q
                                                        --------------------------------------
                                                         Six Months   Seven Months   Period
                                                           Ended          Ended       Ended
                                                        November 30,     May 31,     Oct. 31,
                                                           2001          2001(4)     2001(1)
                                                          -------        -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period               $       13.88          24.90       26.73
 Income from investment operations:
 Net investment loss                                $       (0.12)         (0.18)      (0.05)
 Net realized and unrealized loss on investments    $       (2.75)         (8.62)      (1.78)
 Total from investment operations                   $       (2.87)         (8.80)      (1.83)
 Less distributions from:
 Net realized gains on investments                  $          --           2.16         --
 Tax return of capital                              $          --           0.06         --
 Total distributions                                $          --           2.22         --
 Net asset value, end of period                     $       11.01          13.88       24.90
 Total Return(2)                                    %      (20.68)        (38.00)      (6.85)
Ratios and Supplemental Data:
 Net assets, end of period (000's)                  $         493            454       1,346
 Ratios to average net assets:
 Expenses(3)                                        %        1.67           1.69        1.53
 Net investment loss(3)                             %       (0.77)         (1.43)      (1.19)
 Portfolio turnover rate                            %          93             95         163

----------
(1)  Class Q commenced offering of shares on June 5, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM SMALLCAP OPPORTUNITIES FUND (UNAUDITED)             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class I
                                                 -------------------------------------------------
                                                 Six Months   Five Months
                                                   Ended         Ended     Year Ended December 31,
                                                  Nov. 30,      May 31,    -----------------------
                                                    2001        2001(6)      2000         1999(1)
                                                   -------      -------     -------       -------
Per Share Operating Performance:
 Net asset value, beginning of period         $      39.02        47.47       59.54         31.78
 Income from investment operations:
 Net investment loss                          $      (0.18)       (0.14)      (1.00)        (0.08)
 Net realized and unrealized gain (loss) on
 investments                                  $      (8.61)       (8.31)      (2.17)        35.40
 Total from investment operations             $      (8.79)       (8.45)      (3.17)        35.32
 Less distributions from:
 Net realized gains on investments            $       0.99           --        8.90          7.56
 Total distributions                          $       0.99           --        8.90          7.56
 Net asset value, end of period               $      29.24        39.02       47.47         59.54
 Total Return(3)                              %     (22.46)      (17.80)      (5.21)       126.05
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $         --*          --*         --*           --*
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %       1.09         1.31        1.15          0.47(5)
 Gross expenses prior to expense
 reimbursement(4)                             %       1.09         1.31        1.15          0.47
 Net investment loss after expense
 reimbursement(4)                             %      (1.09)       (1.03)      (0.75)        (0.35)(5)
 Portfolio turnover rate                      %        171          104         134           223

                                                                 Class Q
                                                  --------------------------------------
                                                  Six Months    Five Months     Period
                                                     Ended         Ended        Ended
                                                    Nov. 30,      May 31,     December 31,
                                                     2001         2001(6)       2000(2)
                                                    -------       -------       -------
Per Share Operating Performance:
 Net asset value, beginning of period         $       38.81         47.20         60.86
 Income from investment operations:
 Net investment loss                          $       (0.34)        (0.20)        (0.27)
 Net realized and unrealized gain (loss) on
 investments                                  $       (8.46)        (8.19)        (4.49)
 Total from investment operations             $       (8.80)        (8.39)        (4.76)
 Less distributions from:
 Net realized gains on investments            $        0.99            --          8.90
 Total distributions                          $        0.99            --          8.90
 Net asset value, end of period               $       29.02         38.81         47.20
 Total Return(3)                              %      (22.64)       (17.78)        (8.29)
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $       2,300         2,832         2,545
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %        1.77          1.56          1.40
 Gross expenses prior to expense
 reimbursement(4)                             %        1.77          1.56          1.40
 Net investment loss after expense
 reimbursement(4)                             %       (1.62)        (1.28)        (1.10)
 Portfolio turnover rate                      %         171           104           134

----------
(1)  Class I commenced offering of shares on April 1, 1999.
(2)  Class Q commenced offering of shares on April 4, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.
*    Amount represents less than $1,000.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                    PILGRIM SMALLCAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       Class Q
                                                       ---------------------------------------------------------------------
                                                         Six      Eleven                Three
                                                        Months    Months     Year      Months
                                                         Ended     Ended     Ended      Ended        Year Ended March 31,
                                                       Nov. 30,   May 31,   June 30,  June 30,   ---------------------------
                                                         2001     2001(5)    2000      1999(1)    1999      1998      1997
                                                        -------   -------   -------    -------   -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period               $     13.46     20.47     21.19      18.56     19.27     13.19     14.16
 Income from investment operations:
 Net investment loss                                $     (0.08)    (0.16)    (0.21)     (0.06)    (0.15)     0.03     (0.07)
 Net realized and unrealized gain (loss)
 on investments                                     $     (2.89)    (4.61)    10.30       2.69      0.22      6.16     (0.77)
 Total from investment operations                   $     (2.97)    (4.77)    10.09       2.63      0.07      6.19     (0.84)
 Less distributions from:
 Net realized gains on investments                  $      0.02      2.24     10.81         --      0.78      0.11      0.13
 Total distributions                                $      0.02      2.24     10.81         --      0.78      0.11      0.13
 Net asset value, end of period                     $     10.47     13.46     20.47      21.19     18.56     19.27     13.19
 Total Return(2):                                   %    (22.09)   (25.46)    61.08      14.17     (0.96)    47.01     (6.03)
Ratios and Supplemental Data:
 Net assets, end of period (000's)                  $     5,735     9,080    12,569     11,013     9,107    12,508     1,013
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 (recoupment)(3)(4)                                 %      1.50      1.50      1.52       1.45      1.53      1.52      1.51
 Gross expenses prior to expense reimbursement/
 (recoupment)(3)                                    %      1.50      1.49      1.57       1.49      1.63      2.39     10.79
 Net investment loss after expense reimbursement/
 (recoupment)(3)(4)                                 %     (1.23)    (1.01)    (1.21)     (1.21)    (0.97)    (1.52)    (1.02)
 Portfolio turnover rate                            %       163       170       127         32        90        92       113

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM BALANCED FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      Class Q
                                                       --------------------------------------------------------------------
                                                         Six      Eleven              Three
                                                        Months    Months     Year     Months
                                                        Ended      Ended    Ended      Ended       Year Ended March 31,
                                                       Nov. 30,   May 31,  June 30,   June 30,  ---------------------------
                                                         2001     2001(5)    2000     1999(1)    1999      1998      1997
                                                        -------   -------   -------   -------   -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period               $     13.23     14.94     19.04     18.85     18.48     13.42     12.69
 Income from investment operations:
 Net investment income                              $      0.19      0.44      0.54      0.11      0.44      0.30      0.24
 Net realized and unrealized gain (loss) on
 investments                                        $     (0.76)    (0.54)    (0.57)     0.16      2.50      5.07      0.73
 Total from investment operations                   $     (0.57)    (0.10)    (0.03)     0.27      2.94      5.37      0.97
 Less distributions from:
 Net investment income                              $      0.27      0.47      0.40      0.08      0.50      0.31      0.24
 Net realized gains on investments                  $      0.05      1.14      3.67        --      2.07        --        --
 Total distributions                                $      0.32      1.61      4.07      0.08      2.57      0.31      0.24
 Net asset value, end of period                     $     12.34     13.23     14.94     19.04     18.85     18.48     13.42
 Total Return(2):                                   %     (4.27)    (0.70)    (0.60)     1.44     17.49     40.21      7.60
Ratios and Supplemental Data:
 Net assets, end of period (000's)                  $       397       373       230       190       176       166        73
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)     %      1.29      1.25      1.30      1.25      1.25      1.26      1.26
 Gross expenses prior to expense reimbursement(3)   %      1.43      1.46      1.51      1.51      1.63     11.28    126.75
 Net investment income after expense
 reimbursement(3)(4)                                %      3.61      3.61      3.36      2.30      2.41      4.09      2.15
 Portfolio turnover rate                            %        59        76       173        63       165       260       213

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                        PILGRIM CONVERTIBLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      Class Q
                                                      ---------------------------------------------------------------------
                                                        Six      Eleven                Three
                                                      Months     Months     Year      Months
                                                       Ended      Ended     Ended      Ended        Year Ended March 31,
                                                      Nov. 30,   May 31,   June 30,   June 30,  ---------------------------
                                                       2001      2001(5)    2000      1999(1)    1999      1998      1997
                                                      -------    -------   -------    -------   -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period             $     17.37      26.85     22.51      21.22     18.47     15.19     13.72
 Income from investment operations:
 Net investment income                            $      0.21       0.59      0.44       0.09      0.43      0.48      0.42
 Net realized and unrealized gain (loss)
 on investments                                   $     (1.73)     (4.84)     7.82       1.31      3.09      4.19      1.50
 Total from investment operations                 $     (1.52)     (4.25)     8.26       1.40      3.52      4.67      1.92
 Less distributions from:
 Net investment income                            $      0.25       0.53      0.35       0.11      0.46      0.48      0.42
 Net realized gains on investments                $      0.09       4.70      3.57         --      0.31      0.91      0.03
 Total distributions                              $      0.34       5.23      3.92       0.11      0.77      1.39      0.45
 Net asset value, end of period                   $     15.51      17.37     26.85      22.51     21.22     18.47     15.19
 Total Return(2):                                 %     (8.72)    (17.50)    40.36       6.62     19.66     31.54     14.13
Ratios and Supplemental Data:
 Net assets, end of period (000's)                $    13,335     29,629    56,165     17,537     8,741     7,080     4,599
 Ratio to average net assets:
 Net expenses after expense reimbursement/
 (recoupment)(3)(4)                               %      1.16       1.15      1.25       1.23      1.23      1.22      1.25
 Gross expenses prior to expense reimbursement/
 (recoupment)(3)                                  %      1.16       1.14      1.25       1.23      1.35      2.35      2.90
 Net investment income after expense
 reimbursement/(recoupment)(3)(4)                 %      2.35       2.47      1.88       2.04      2.37      5.99      3.29
 Portfolio turnover rate                          %        46        145       129         28       138       160       167

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

        NOTES TO FINANCIAL STATEMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Growth and Income Fund, Inc., Pilgrim Mayflower Trust ("PMT"), Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund and Pilgrim Equity Trust ("PET"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). Five of the Portfolios in this report are: Pilgrim LargeCap Growth Fund ("LargeCap Growth"), Pilgrim MidCap Growth Fund ("MidCap Growth"), Pilgrim SmallCap Growth Fund ("SmallCap Growth"), Pilgrim Balanced Fund ("Balanced") and Pilgrim Convertible Fund ("Convertible"). PIF is a Maryland Corporation organized in 1969 with two separate series (Portfolios). One of the Portfolios in this report is Pilgrim MagnaCap Fund ("MagnaCap"). Pilgrim Growth and Income Fund, Inc. ("Growth and Income") is a Maryland corporation organized in 1969. PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). Two of the Portfolios in this report are: Pilgrim Growth + Value Fund ("Growth + Value") and Pilgrim Research Enhanced Index Fund ("Research Enhanced Index"). Pilgrim Growth Opportunities Fund ("Growth Opportunities") is a Massachusetts business trust organized in 1986. Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") is a Massachusetts business trust organized in 1986. PET is a Massachusetts business trust organized in 1998 with one series: Pilgrim MidCap Opportunities Fund ("MidCap Opportunities"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. This Semi-Annual Report only covers Funds that offer Class I or Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

Reorganizations. On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (each a "Reorganization" and collectively, the "Reorganizations"):

    Disappearing Funds           Surviving Funds
    ------------------           ---------------
Pilgrim MidCap Growth Fund       Pilgrim MidCap Opportunities Fund
Pilgrim SmallCap Growth Fund     Pilgrim SmallCap Opportunities Fund

Each proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place during the first half of 2002.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and

--------------------------------------------------------------------------------

     economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions and Futures Contracts. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at November 30, 2001.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually                      Semi-Annually             Quarterly
     --------                      -------------             ---------
     Research Enhanced Index       MagnaCap                  Balanced
     Growth Opportunities          Growth and Income         Convertible
     LargeCap Growth
     Midcap Opportunities
     MidCap Growth
     Growth and Value
     SmallCap Opportunities
     SmallCap Growth

     Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In

--------------------------------------------------------------------------------

     addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were the following at May 31, 2001:

                                                   Expiration
                                   Amount             Dates
                                ------------      ------------
     Growth and Income          $  5,700,014          2010
     Research Enhanced Index       8,618,344      2008 to 2009
     Growth Opportunities        254,659,070          2009
     LargeCap Growth             174,106,032      2009 to 2010
     MidCap Opportunites          31,574,828      2008 to 2009
     Growth + Value              308,761,269          2009
     SmallCap Opportunities       58,556,297          2009

     The capital loss carryforwards of LargeCap Growth, MidCap Opportunities and SmallCap Opportunities include capital losses acquired from mergers as discussed in Note 12. The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended November 30, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                             Purchases            Sales
                           --------------     --------------
MagnaCap                   $  178,681,999     $  211,345,299
Growth and Income             105,692,505        127,893,140
Research Enhanced Index       116,722,585        137,218,936
Growth Opportunities        1,062,655,574      1,107,446,181
LargeCap Growth             1,175,317,645      1,174,709,749
MidCap Opportunites           224,301,259        230,162,939
MidCap Growth                 593,572,435        623,318,521
Growth + Value                501,518,471        559,253,188
SmallCap Opportunities        660,600,192        697,336,560
SmallCap Growth               134,892,013        186,945,347
Balanced                       40,325,652         54,145,305
Convertible                   482,618,610        518,413,231

U.S. Government Securities not included above were as follows:

                             Purchases            Sales
                            ------------      ------------
MagnaCap                              --                --
Growth and Income                     --                --
Research Enhanced Index               --                --
Growth Opportunities                  --                --
LargeCap Growth                       --                --
MidCap Opportunites                   --                --
MidCap Growth                         --                --
Growth + Value                        --                --
SmallCap Opportunities                --                --
SmallCap Growth                       --                --
Balanced                     $26,264,376       $25,358,826
Convertible                           --                --

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC. ("the Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Growth and Income -- 0.750% on the first $100 million, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter; for Research Enhanced Index -- 0.70%; for Growth Opportunities -- 0.95%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for MidCap Opportunities, Growth + Value, and for SmallCap Opportunities and SmallCap Growth -- 1.00%.

Aeltus Investment Management, Inc., ("Aeltus"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement, dated August 7, 2001, between the Adviser and Aeltus. For its services, Aeltus receives from the Adviser, a fee equal to 0.20% of the average daily net assets of the Fund. Prior to August 1, 2001, J.P. Morgan Investment Management, Inc., served as subadvisor to the Fund. Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadvisory Agreement, dated July 31, 1996 and amended and restated on July 1, 1998, between Adviser and Navellier. For its services, Navellier receives from the Adviser, a fee equal to 0.50% of the average daily net assets of the Fund.

IPG (the "Administator") serves as administrator to the Funds. Growth and Income, Research Enhanced Index, Growth Opportunities, MidCap Opportunities, Growth + Value, and SmallCap Opportunities Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. In addition, MagnaCap, LargeCap Growth, SmallCap Growth, Balanced and Convertible Funds have entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Research Enhanced Index, Growth Opportunities, MidCap Opportunities, Growth + Value and SmallCap Opportunities Funds also pay an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                   Class A    Class B    Class C    Class I    Class M    Class Q    Class T
                   -------    -------    -------    -------    -------    -------    -------
MagnaCap             0.30%      1.00%      1.00%      N/A        0.75%      0.25%      N/A
Growth and
  Income             0.25       1.00       1.00       N/A         N/A       0.25       N/A
Research
  Enhanced
  Index              0.30       1.00       1.00       N/A         N/A       0.25       N/A
Growth
  Opportunities      0.30       1.00       1.00       N/A         N/A       0.25      0.95
LargeCap Growth      0.35       1.00       1.00       N/A         N/A       0.25       N/A
MidCap
  Opportunities      0.30       1.00       1.00       N/A         N/A       0.25       N/A
MidCap Growth        0.35       1.00       1.00       N/A         N/A       0.25       N/A
Growth + Value       0.30       1.00       1.00       N/A         N/A       0.25       N/A
SmallCap
  Opportunities      0.30       1.00       1.00       N/A         N/A       0.25      0.95
SmallCap Growth      0.35       1.00       1.00       N/A         N/A       0.25       N/A
Balanced             0.35       1.00       1.00       N/A         N/A       0.25      0.75
Convertible          0.35       1.00       1.00       N/A         N/A       0.25       N/A

--------------------------------------------------------------------------------

For the six-month period ended November 30, 2001, the Distributor has retained $111,082 as sales charges from the proceeds of Class A Shares sold, $119,241 from the proceeds of Class C Shares redeemed, and $357 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                                                 Accrued
                    Accrued                     Shareholder
                   Investment     Accrued      Services and  Recoupment
                   Management  Administrative  Distribution  of Waived
                      Fees          Fees           Fees         Fees     Total
                    --------      --------       --------      ------   --------
MagnaCap            $215,673      $     --       $152,315      $   --   $367,988
Growth and Income    198,402        48,134         45,956          --    292,492
Researched
  Enhanced Index      84,668        12,096         95,601          --    192,365
Growth
  Opportunities      283,797       107,375        183,297          --    574,469
LargeCap Growth      239,864            --        227,179          --    467,043
MidCap
  Opportunities       75,845         2,340         31,850          --    110,035
MidCap Growth        181,769            --        171,046          --    352,815
Growth + Value       392,441        84,488        327,754          --    804,683
SmallCap
  Opportunities      288,872       129,610        211,293          --    629,775
SmallCap Growth      246,102            --        182,890          --    428,992
Balanced              73,199            --         64,489       3,394    141,082
Convertible          174,517            --        184,730          --    359,247

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                        Class A   Class B   Class C   Class Q   Class T
                        -------   -------   -------   -------   -------
Growth and Income         2.75%     3.50%     3.50%     2.75%      N/A
LargeCap Growth(1)        1.60      2.25      2.25      1.50       N/A
MidCap Growth(1)          1.60      2.25      2.25      1.50       N/A
SmallCap Growth(2)        1.95      2.60      2.60      1.85       N/A
Balanced(1)(3)            1.60      2.25      2.25      1.50      2.00
Convertible(1)            1.60      2.25      2.25      1.50       N/A

Each Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.25%.
(2) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.50%.
(3) Prior to November 1, 2001, the expense limitation rate for Class T was 1.75%.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended November 30, 2001, the Funds did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                          Class A Shares                                     Class B Shares
                          -----------------------------------------------    -----------------------------------------------
                               Six            Eleven                              Six            Eleven
                             Months           Months            Year            Months           Months            Year
                              Ended            Ended            Ended            Ended            Ended            Ended
                            Nov. 30,          May 31,         June 30,         Nov. 30,          May 31,         June 30,
                              2001             2001             2000             2001             2001             2000
                          -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                   1,228,587          911,087        8,302,663          698,738        1,079,075        1,126,639
Shares issued in merger              --        1,823,060               --               --       22,675,379               --
Shares issued as
 reinvestment of
 dividends                    3,102,779        2,065,847        2,042,086        1,122,294          547,903          670,172
Shares redeemed              (2,435,972)      (3,467,219)     (11,985,501)      (1,076,853)      (1,401,394)      (2,847,837)
                          -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding        1,895,394        1,332,775       (1,640,752)         744,179        2,900,963       (1,051,026)
                          =============    =============    =============    =============    =============    =============
Pilgrim MagnaCap ($)
Shares sold               $  14,270,714    $  13,700,644    $ 134,588,976    $   7,982,351    $  14,758,082    $  18,234,831
Shares issued in merger              --       24,128,851               --               --       33,904,811               --
Shares issued as
 reinvestment of
 dividends                   31,803,891       29,583,918       33,390,241       11,144,382        7,628,566       10,716,050
Shares redeemed             (28,810,398)     (51,340,796)    (193,866,999)     (12,547,595)     (20,174,618)     (44,525,122)
                          -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)   $  17,264,207    $  16,072,617    $ (25,887,782)   $   6,579,138    $  36,116,841    $ (15,574,241)
                          =============    =============    =============    =============    =============    =============

                                          Class C Shares
                          -----------------------------------------------
                              Six             Eleven
                             Months           Months            Year
                             Ended            Ended            Ended
                            Nov. 30,         June 30,         June 30,
                              2001             2001             2000
                          -------------    -------------    -------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                     226,932          452,160          355,043
Shares issued in merger              --          320,750               --
Shares issued as
 reinvestment of
 dividends                      119,250           29,252           13,431
Shares redeemed                (167,753)        (210,840)        (166,071)
                          -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding          178,429          591,322          202,403
                          =============    =============    =============
Pilgrim MagnaCap ($)
Shares sold               $   2,561,292    $   6,214,939    $   5,649,398
Shares issued in merger              --        4,079,042               --
Shares issued as
 reinvestment of
 dividends                    1,185,344          407,569          214,760
Shares redeemed              (1,920,967)      (2,826,362)      (2,597,664)
                          -------------    -------------    -------------
Net increase (decrease)   $   1,825,669    $   7,875,188    $   3,266,494
                          =============    =============    =============

                                                            Class M Shares                              Class Q Shares
                                               -----------------------------------------    ---------------------------------------
                                                   Six          Eleven                         Six          Eleven
                                                  Months        Months          Year          Months        Months       Period
                                                  Ended         Ended          Ended          Ended         Ended        Ended
                                               November 30,    May 31,        June 30,     November 30,     May 31,      June 30,
                                                   2001          2001           2000           2001          2001        2000(1)
                                               -----------    -----------    -----------    ----------    ----------    -----------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                                         14,219         30,058         71,735        22,106       113,698        627,893
Shares issued in merger                                 --        531,039             --            --        52,762             --
Shares issued as reinvestment of dividends         207,861         96,050         94,820       161,336        92,505             --
Shares redeemed                                   (144,039)      (186,663)      (265,773)      (20,192)      (60,151)        (1,149)
                                               -----------    -----------    -----------    ----------    ----------    -----------
Net increase (decrease) in shares outstanding       78,041        470,484        (99,218)      163,250       198,814        626,744
                                               ===========    ===========    ===========    ==========    ==========    ===========
Pilgrim MagnaCap ($)
Shares sold                                    $   167,952    $   429,381    $ 1,164,803    $  260,324    $1,752,239    $10,206,194
Shares issued in merger                                 --      6,853,720             --            --       666,215             --
Shares issued as reinvestment of dividends       2,103,557      1,358,565      1,532,001     1,652,081     1,323,685             --
Shares redeemed                                 (1,717,500)    (2,763,847)    (4,228,665)     (251,407)     (935,105)       (18,412)
                                               -----------    -----------    -----------    ----------    ----------    -----------
Net increase (decrease)                        $   554,009    $ 5,877,819    $(1,531,861)   $1,660,998    $2,807,034    $10,187,782
                                               ===========    ===========    ===========    ==========    ==========    ===========

                                                   Class A Shares                                  Class B Shares
                                    --------------------------------------------    --------------------------------------------
                                        Six             Five                            Six             Five
                                       Months          Months           Year          Months           Months         Period
                                       Ended           Ended            Ended          Ended           Ended           Ended
                                      Nov. 30,        May 31,       December 31,     Nov. 30,         May 31,       December 31,
                                        2001            2001            2000           2001             2001          2000(2)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Growth and Income
 (Number of Shares)
Shares sold                              772,312         412,848       1,928,901          42,291          33,068          38,995
Shares issued in merger                       --       1,556,404              --              --         232,380              --
Shares issued as reinvestment of
 dividends                               233,563              --       1,846,883           5,592              --             956
Shares redeemed                         (973,519)     (2,085,326)     (2,607,578)        (51,738)        (18,616)            (43)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              32,356        (116,074)      1,168,206          (3,855)        246,832          39,908
                                    ============    ============    ============    ============    ============    ============
Pilgrim Growth and Income ($)
Shares sold                         $ 11,812,401    $  6,956,290    $ 43,182,596    $    645,535    $    563,268    $    747,146
Shares issued in merger                       --      26,816,325              --              --       3,999,448              --
Shares issued as reinvestment of
 dividends                             3,500,032              --      35,712,783          83,159              --          18,030
Shares redeemed                      (14,953,241)    (33,932,210)    (58,679,502)       (816,229)       (308,462)           (825)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $    359,192    $   (159,595)   $ 20,215,877    $    (87,535)   $  4,254,254    $    764,351
                                    ============    ============    ============    ============    ============    ============

(1)  Commenced offering of shares on November 22, 2001.
(2)  Commenced offering of shares on August 22, 2000.

--------------------------------------------------------------------------------

                                                                  Class C Shares                     Class Q Shares
                                                  -----------------------------------------------   ----------------
                                                        Six              Five
                                                       Months           Months          Period           Period
                                                       Ended             Ended           Ended            Ended
                                                      Nov. 30,          May 31,        Dec. 31,         Nov. 30,
                                                        2001             2001           2000(1)          2001(2)
                                                   ------------       ----------      ---------          -------
Pilgrim Growth and Income
 (Number of Shares)
Shares sold                                              35,448          127,519          9,353            1,337
Shares issued in merger                                     --            84,879            --               --
Shares issued as reinvestment of dividends                2,618              --             546              --
Shares redeemed                                         (98,098)         (18,121)        (1,034)             --
                                                   ------------       ----------      ---------          -------
Net increase (decrease) in shares outstanding           (60,032)         194,277          8,865            1,337
                                                   ============       ==========      =========          =======
Pilgrim Growth and Income ($)
Shares sold                                        $    550,738       $2,243,288      $ 183,993          $19,389
Shares issued in merger                                     --         1,456,630            --               --
Shares issued as reinvestment of dividends               38,818              --          10,308              --
Shares redeemed                                      (1,620,048)        (304,015)       (18,024)             --
                                                   ------------       ----------      ---------          -------
Net increase (decrease)                            $ (1,030,492)      $3,395,903      $ 176,277          $19,389
                                                   ============       ==========      =========          =======

----------
(1)  Commenced offering of shares on September 26, 2000.
(2)  Commenced offering of shares on October 4, 2001.

                                               Class A Shares                                  Class B Shares
                                --------------------------------------------    --------------------------------------------
                                    Six            Seven                             Six           Seven
                                   Months          Months           Year           Months          Months            Year
                                   Ended           Ended           Ended            Ended          Ended            Ended
                                November 30,      May 31,       October 31,     November 30,      May 31,        October 31,
                                    2001            2001            2000            2001            2001             2000
                                ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                          227,191         370,903         905,210         349,075         687,827       2,050,650
Shares issued as reinvestment
 of dividends                             --              --          14,197              --              --          52,910
Shares redeemed                     (182,738)     (1,189,056)     (1,242,238)     (1,081,664)     (1,293,360)     (2,542,262)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   44,453        (818,153)       (322,831)       (732,589)       (605,533)       (438,702)
                                ============    ============    ============    ============    ============    ============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $  2,028,707    $  3,773,518    $ 10,303,882    $  3,048,920    $  7,017,926    $ 23,253,462
Shares issued as
 reinvestment of dividends                --              --         165,396              --              --         612,733
Shares redeemed                   (1,649,332)    (12,089,290)    (14,134,442)     (9,639,174)    (12,699,740)    (28,592,017)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $    379,375    $ (8,315,772)   $ (3,665,164)   $ (6,590,254)   $ (5,681,814)   $ (4,725,822)
                                ============    ============    ============    ============    ============    ============

                                               Class C Shares
                                --------------------------------------------
                                     Six           Seven
                                   Months          Months           Year
                                    Ended          Ended            Ended
                                November 30,      May 31,        October 31,
                                    2001            2001            2000
                                ------------    ------------    ------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                          331,729       1,081,677       3,232,804
Shares issued as reinvestment
 of dividends                             --              --          64,089
Shares redeemed                   (1,659,207)     (2,260,540)     (2,138,973)
                                ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding               (1,327,478)     (1,178,863)      1,157,920
                                ============    ============    ============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $  2,917,278    $ 11,050,075    $ 36,538,030
Shares issued as
 reinvestment of dividends                --              --         751,195
Shares redeemed                  (14,470,227)    (22,266,858)    (23,939,384)
                                ------------    ------------    ------------
Net increase (decrease)         $(11,552,949)   $(11,216,783)   $ 13,349,841
                                ============    ============    ============

                                       Class I Shares                           Class Q Shares
                             -----------------------------------     -------------------------------------
                                Six        Seven                       Six          Seven
                              Months       Months        Year         Months        Months        Year
                               Ended       Ended        Ended          Ended         Ended        Ended
                            November 30,   May 31,    October 31,   November 30,    May 31,     October 31,
                               2001         2001         1999          2001          2001          2000
                             ---------    ---------    ---------     ---------     ---------     ---------
Pilgrim Research
 Enhanced Index
 (Number of Shares)
Shares sold                          3           --           --        28,290        30,835        33,521
Shares issued as
 reinvestment of dividends          --           --       31,779            --            --            --
Shares redeemed                     --           --           --        (5,410)       (8,978)       (9,077)
                             ---------    ---------    ---------     ---------     ---------     ---------
Net increase in shares
 outstanding                         3           --       31,779        22,880        21,857        24,444
                             =========    =========    =========     =========     =========     =========
Pilgrim Research
 Enhanced Index ($)
Shares sold                  $      25    $      --    $      --     $ 257,365     $ 303,187     $ 379,475
Shares issued as
 reinvestment of dividends          --           --      371,501            --            --            --
Shares redeemed                     --           --           --       (48,153)      (91,176)     (100,500)
                             ---------    ---------    ---------     ---------     ---------     ---------
Net increase                 $      25    $      --    $ 371,501     $ 209,212     $ 212,011     $ 278,975
                             =========    =========    =========     =========     =========     =========

--------------------------------------------------------------------------------

                                                   Class A Shares                                   Class B Shares
                                    ---------------------------------------------    ---------------------------------------------
                                     Six Months     Five Months         Year          Six Months      Five Months        Year
                                        Ended          Ended           Ended             Ended           Ended           Ended
                                    November 30,      May 31,       December 31,     November 30,       May 31,       December 31,
                                        2001           2001             2000             2001            2001            2000
                                    ------------    ------------    -------------    ------------    ------------    -------------
Pilgrim Growth Opportunities
 (Number of Shares)
Shares sold                            1,771,332       2,281,701        9,073,117         363,694         953,281        7,518,752
Shares issued as reinvestment of
 dividends                                    --              --          340,940              --              --          313,178
Shares redeemed                       (2,788,617)     (1,877,278)      (4,350,033)     (1,344,119)     (1,044,539)      (1,307,372)
                                    ------------    ------------    -------------    ------------    ------------    -------------
Net increase (decrease) in shares
 outstanding                          (1,017,285)        404,423        5,064,024        (980,425)        (91,258)       6,524,558
                                    ============    ============    =============    ============    ============    =============
Pilgrim Growth Opportunities ($)
Shares sold                         $ 27,108,341    $ 48,811,178    $ 302,644,101    $  5,304,332    $ 19,318,917    $ 239,059,218
Shares issued as reinvestment of
 dividends                                    --              --        9,343,843              --              --        8,129,351
Shares redeemed                      (41,302,127)    (37,623,802)    (138,551,847)    (18,931,386)    (19,637,536)     (38,068,877)
                                    ------------    ------------    -------------    ------------    ------------    -------------
Net increase (decrease)             $(14,193,786)   $ 11,187,376    $ 173,436,097    $(13,627,054)   $   (318,619)   $ 209,119,692
                                    ============    ============    =============    ============    ============    =============

                                                   Class C Shares                                 Class T Shares
                                    ---------------------------------------------    ------------------------------------------
                                     Six Months     Five Months         Year          Six Months    Five Months        Year
                                        Ended          Ended           Ended             Ended         Ended          Ended
                                    November 30,      May 31,       December 31,     November 30,     May 31,      December 31,
                                        2001            2001            2000             2001           2001           2000
                                    ------------    ------------    -------------    -----------    -----------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                              276,109         775,265        5,330,125          1,728          3,661          37,238
Shares issued as reinvestment of
 dividends                                    --              --          167,384             --             --         103,870
Shares redeemed                         (945,496)       (869,143)        (756,091)      (370,044)      (310,534)       (785,108)
                                    ------------    ------------    -------------    -----------    -----------    ------------
Net increase (decrease) in shares
 outstanding                            (699,387)        (93,878)       4,741,418       (368,316)      (306,873)       (644,000)
                                    ============    ============    =============    ===========    ===========    ============
Pilgrim Growth Opportunitites ($)
Shares sold                         $  4,102,033    $ 15,469,116    $ 169,365,141    $    21,321    $    96,693    $  1,235,846
Shares issued as reinvestment of
 dividends                                    --              --        4,361,451             --             --       2,718,440
Shares redeemed                      (13,255,992)    (16,496,360)     (21,462,799)    (5,590,228)    (6,071,229)    (24,995,887)
                                    ------------    ------------    -------------    -----------    -----------    ------------
Net increase (decrease)             $ (9,153,959)   $ (1,027,244)   $ 152,263,793    $(5,568,907)   $(5,974,536)   $(21,041,601)
                                    ============    ============    =============    ===========    ===========    ============

                                                   Class I Shares                                  Class Q Shares
                                    --------------------------------------------    --------------------------------------------
                                     Six Months     Five Months         Year         Six Months     Five Months       Period
                                        Ended          Ended            Ended           Ended          Ended           Ended
                                    November 30,      May 31,       December 31,    November 30,      May 31,       December 31,
                                        2001            2001            2000            2001           2001           2000(1)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                1,103              --             258          48,000          66,494         452,836
Shares issued as reinvestment of
 dividends                                    --              --         208,890              --              --          20,223
Shares redeemed                             (510)           (442)           (154)        (52,939)        (44,793)        (69,879)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                 593            (442)        208,994          (4,939)         21,701         403,180
                                    ============    ============    ============    ============    ============    ============
Pilgrim Growth Opportunitites ($)
Shares sold                         $     20,600    $         --    $     12,307    $    754,069    $  1,352,433    $ 14,307,198
Shares issued as reinvestment of
 dividends                                    --              --       5,853,263              --              --         554,300
Shares redeemed                           (7,441)         (8,973)         (5,261)       (781,131)       (915,191)     (2,143,870)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $     13,159    $     (8,973)   $  5,860,309    $    (27,062)   $    437,242    $ 12,717,628
                                    ============    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on June 1, 2000.

--------------------------------------------------------------------------------


                                                   Class A Shares                                   Class B Shares
                                    ---------------------------------------------    --------------------------------------------
                                      Six Months    Eleven Months        Year         Six Months     Eleven Months       Year
                                         Ended          Ended           Ended            Ended           Ended          Ended
                                     November 30,      May 31,         June 30,      November 30,       May 31,        June 30,
                                         2001            2001            2000            2001            2001            2000
                                    ------------    -------------    ------------    ------------    ------------    ------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                            1,546,521        3,579,855       4,427,459         538,340       2,915,079       6,775,370
Shares issued in merger                       --        2,888,990              --              --         652,330              --
Shares issued as reinvestment of
 dividends                                   937           47,176          21,754              --          61,221          38,999
Shares redeemed                       (2,527,991)      (4,203,463)     (1,201,487)     (1,447,021)     (2,085,769)       (796,940)
                                    ------------    -------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (980,533)       2,312,558       3,247,726        (908,681)      1,542,861       6,017,429
                                    ============    =============    ============    ============    ============    ============
Pilgrim LargeCap Growth ($)
Shares sold                         $ 31,855,098    $ 121,958,781    $159,716,404    $ 10,955,826    $102,214,098    $236,388,229
Shares issued in merger                       --       77,301,925              --              --      17,296,035              --
Shares issued as reinvestment of
 dividends                                18,671        1,672,391         708,311              --       2,155,612       1,276,968
Shares redeemed                      (50,790,381)    (122,216,465)    (45,373,374)    (28,608,049)    (64,408,711)    (30,088,529)
                                    ------------    -------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $(18,916,612)   $  78,716,632    $115,051,341    $(17,652,223)   $ 57,257,034    $207,576,668
                                    ============    =============    ============    ============    ============    ============

                                                   Class C Shares                                   Class Q Shares
                                    ---------------------------------------------    --------------------------------------------
                                     Six Months     Eleven Months       Year          Six Months    Eleven Months        Year
                                        Ended           Ended          Ended            Ended           Ended            Ended
                                    November 30,       May 31,        June 30,       November 30,      May 31,         June 30,
                                        2001            2001            2000             2001            2001            2000
                                    ------------    ------------    -------------    ------------    ------------    ------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                              403,342       1,965,952        3,308,222       1,556,689         381,911         424,166
Shares issued in merger                       --         594,903               --              --           2,399              --
Shares issued as reinvestment of
 dividends                                    --          28,660           13,490             407           6,871           2,730
Shares redeemed                       (1,027,508)     (1,284,529)        (388,728)       (344,065)       (454,258)        (71,210)
                                    ------------    ------------    -------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (624,166)      1,304,986        2,932,984       1,213,031         (63,077)        355,686
                                    ============    ============    =============    ============    ============    ============
Pilgrim LargeCap Growth ($)
Shares sold                         $  8,513,215    $ 69,760,356    $ 120,907,907    $ 34,628,171    $ 11,187,731    $ 15,522,480
Shares issued in merger                       --      15,730,119               --              --          65,081              --
Shares issued as reinvestment of
 dividends                                    --       1,004,118          443,449           8,258         247,005          93,151
Shares redeemed                      (20,416,727)    (39,024,155)     (15,356,494)     (6,983,923)    (13,078,822)     (2,818,083)
                                    ------------    ------------    -------------    ------------    ------------    ------------
Net increase (decrease)             $(11,903,512)   $ 47,470,438    $ 105,994,862    $ 27,652,506    $ (1,579,005)   $ 12,797,548
                                    ============    ============    =============    ============    ============    ============

--------------------------------------------------------------------------------

                                                   Class A Shares                                  Class B Shares
                                    --------------------------------------------    --------------------------------------------
                                     Six Months     Five Months         Year         Six Months      Five Months        Year
                                        Ended          Ended            Ended           Ended           Ended           Ended
                                    November 30,      May 31,       December 31,    November 30,       May 31,      December 31,
                                        2001           2001             2000            2001             2001           2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                            1,086,354         271,311       1,539,052         156,662         188,773       1,564,330
Shares issued in merger                       --       1,712,771              --              --         190,728              --
Shares issued as reinvestment of
 dividends                                    --              --          91,879              --              --         104,104
Shares redeemed                       (1,342,680)     (1,666,345)       (579,993)       (301,522)       (281,653)       (167,531)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (256,326)        317,737       1,050,938        (144,860)         97,848       1,500,903
                                    ============    ============    ============    ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                         $ 12,895,989    $  4,156,261    $ 35,460,776    $  1,853,535    $  2,917,853    $ 35,935,995
Shares issued in merger                       --      26,643,510              --              --       2,913,949              --
Shares issued as reinvestment of
 dividends                                    --              --       1,828,926              --              --       2,039,665
Shares redeemed                      (15,474,683)    (23,089,620)    (12,947,201)     (3,402,768)     (4,168,040)     (3,675,916)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (2,578,694)   $  7,710,151    $ 24,342,501    $ (1,549,233)   $  1,663,762    $ 34,299,744
                                    ============    ============    ============    ============    ============    ============

                                                   Class C Shares
                                    --------------------------------------------
                                     Six Months     Five Months        Year
                                        Ended          Ended           Ended
                                    November 30,      May 31,       December 31,
                                        2001            2001            2000
                                    ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                               67,933          96,579       1,317,500
Shares issued in merger                       --          84,547              --
Shares issued as reinvestment of
 dividends                                    --              --          73,211
Shares redeemed                         (212,739)       (239,763)       (221,802)
                                    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (144,806)        (58,637)      1,168,909
                                    ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                         $    774,817    $  1,510,855    $ 30,373,920
Shares issued in merger                       --       1,286,435              --
Shares issued as reinvestment of
 dividends                                    --              --       1,427,606
Shares redeemed                       (2,393,582)     (3,570,512)     (4,645,276)
                                    ------------    ------------    ------------
Net increase (decrease)             $ (1,618,765)   $   (773,222)   $ 27,156,250
                                    ============    ============    ============

                                                  Class I Shares                                 Class Q Shares
                                     ------------------------------------------    -------------------------------------------
                                      Six Months    Five Months        Year         Six Months     Five Months       Period
                                         Ended         Ended           Ended           Ended          Ended           Ended
                                     November 30,     May 31,      December 31,    November 30,      May 31,       December 31,
                                         2001           2001           2000            2001           2001           2000(1)
                                     -----------    -----------     -----------    -----------     -----------     -----------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                                   --             --              --         41,100          80,120         204,027
Shares issued in merger                       --             --              --             --              --              --
Shares issued as reinvestment of
 dividends                                    --             --         346,770             --              --          15,211
Shares redeemed                               --             --              --        (22,300)        (40,530)        (48,927)
                                     -----------    -----------     -----------    -----------     -----------     -----------
Net increase in shares outstanding            --             --         346,770         18,800          39,590         170,311
                                     ===========    ===========     ===========    ===========     ===========     ===========
Pilgrim MidCap Opportunities ($)
Shares sold                          $        --    $      (663)    $        --    $   494,613     $ 1,217,717     $ 4,633,519
Shares issued in merger                       --             --              --             --              --              --
Shares issued as reinvestment of
 dividends                                    --             --       6,945,794             --              --         302,995
Shares redeemed                               --             --              --       (258,818)       (631,571)     (1,033,465)
                                     -----------    -----------     -----------    -----------     -----------     -----------
Net increase (decrease)              $        --    $      (663)    $ 6,945,794    $   235,795     $   586,146     $ 3,903,049
                                     ===========    ===========     ===========    ===========     ===========     ===========

----------
(1)  Commenced offering of shares on March 1, 2000.

--------------------------------------------------------------------------------

                                                    Class A Shares                                  Class B Shares
                                    ----------------------------------------------    -------------------------------------------
                                      Six Months    Eleven Months         Year         Six Months    Eleven Months       Year
                                         Ended          Ended            Ended            Ended          Ended           Ended
                                     November 30,      May 31,          June 30,      November 30,      May 31,        June 30,
                                         2001            2001             2000            2001           2001            2000
                                    ------------    -------------    -------------    -----------    ------------    ------------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                            1,284,024        5,124,587        9,111,415        186,655       1,646,795       1,509,894
Shares issued as reinvestment of
 dividends                                26,306          730,615          974,160         24,202         562,821         643,222
Shares redeemed                       (2,250,780)      (4,973,887)      (7,669,485)      (649,180)       (976,225)       (591,401)
                                    ------------    -------------    -------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (940,450)         881,315        2,416,090       (438,323)      1,233,391       1,561,715
                                    ============    =============    =============    ===========    ============    ============
Pilgrim MidCap Growth ($)
Shares sold                         $ 16,315,174    $ 115,738,212    $ 250,678,628    $ 2,733,602    $ 42,712,613    $ 49,598,444
Shares issued as reinvestment of
 dividends                               312,276       15,357,672       19,950,802        333,790      13,845,392      15,501,828
Shares redeemed                      (28,952,092)    (110,007,054)    (210,070,998)    (9,183,325)    (22,240,353)    (18,149,395)
                                    ------------    -------------    -------------    -----------    ------------    ------------
Net increase (decrease)             $(12,324,642)   $  21,088,830    $  60,558,432    $(6,115,933)   $ 34,317,652    $ 46,950,877
                                    ============    =============    =============    ===========    ============    ============

                                                    Class C Shares                                  Class Q Shares
                                    ----------------------------------------------    --------------------------------------------
                                     Six Months     Eleven Months         Year         Six Months    Eleven Months        Year
                                        Ended           Ended             Ended          Ended           Ended            Ended
                                    November 30,       May 31,          June 30,      November 30,      May 31,         June 30,
                                        2001            2001              2000            2001            2001            2000
                                    ------------     ------------     ------------    -----------     -----------     ------------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                              294,298        2,717,077        1,413,615         84,954         350,209          428,283
Shares issued as reinvestment of
 dividends                                25,839          612,243        2,159,370          6,544         135,012          102,573
Shares redeemed                       (1,391,885)      (1,799,928)      (1,287,410)      (127,262)       (197,877)        (695,575)
                                    ------------     ------------     ------------    -----------     -----------     ------------
Net increase (decrease) in shares
 outstanding                          (1,071,748)       1,529,392        2,285,575        (35,764)        287,344         (164,719)
                                    ============     ============     ============    ===========     ===========     ============
Pilgrim MidCap Growth ($)
Shares sold                         $  3,400,127     $ 54,386,322     $ 37,423,320    $ 1,318,428     $ 9,687,890     $ 16,105,660
Shares issued as reinvestment of
 dividends                               279,635       11,822,410       40,876,879         98,740       3,596,714        2,657,668
Shares redeemed                      (15,667,605)     (32,537,509)     (31,578,669)    (1,948,318)     (5,327,033)     (21,963,880)
                                    ------------     ------------     ------------    -----------     -----------     ------------
Net increase (decrease)             $(11,987,843)    $ 33,671,223     $ 46,721,530    $  (531,150)    $ 7,957,571     $ (3,200,552)
                                    ============     ============     ============    ===========     ===========     ============

--------------------------------------------------------------------------------

                                                                Class A Shares
                                                -----------------------------------------------
                                                 Six Months       Seven Months        Year
                                                    Ended            Ended           Ended
                                                November 30,        May 31,       October 31,
                                                    2001              2001            2000
                                                -------------    -------------    -------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                                         2,971,066        6,753,538       11,866,737
Shares issued as reinvestment of dividends                 --          891,094          380,695
Shares redeemed                                    (4,327,886)      (6,441,138)      (6,015,701)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (1,356,820)       1,203,494        6,231,731
                                                =============    =============    =============
Pilgrim Growth + Value ($)
Shares sold                                     $  34,719,749    $ 111,564,124    $ 303,851,859
Shares issued as reinvestment of dividends                 --       17,584,472        8,366,591
Shares redeemed                                   (49,932,532)    (103,349,835)    (151,084,341)
                                                -------------    -------------    -------------
Net increase (decrease)                         $ (15,212,783)   $  25,798,761    $ 161,134,109
                                                =============    =============    =============

                                                                Class B Shares
                                                -----------------------------------------------
                                                 Six Months      Seven Months         Year
                                                    Ended            Ended           Ended
                                                November 30,        May 31,       October 31,
                                                    2001             2001             2000
                                                -------------    -------------    -------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                                           985,081        5,608,121       11,175,519
Shares issued as reinvestment of dividends                 --        1,515,476          806,730
Shares redeemed                                    (3,205,924)      (3,701,720)      (2,742,651)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (2,220,843)       3,421,877        9,239,598
                                                =============    =============    =============
Pilgrim Growth + Value ($)
Shares sold                                     $  11,322,136    $  93,178,069    $ 278,695,932
Shares issued as reinvestment of dividends                 --       28,929,059       17,285,755
Shares redeemed                                   (35,713,298)     (53,957,953)     (67,678,591)
                                                -------------    -------------    -------------
Net increase (decrease)                         $ (24,391,162)   $  68,149,175    $ 228,303,096
                                                =============    =============    =============

                                                                Class C Shares
                                                -----------------------------------------------
                                                  Six Months     Seven Months         Year
                                                     Ended           Ended           Ended
                                                 November 30,       May 31,       October 31,
                                                     2001            2001             2000
                                                -------------    -------------    -------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                                           814,236        3,982,395        8,365,370
Shares issued as reinvestment of dividends                 --          827,517          302,389
Shares redeemed                                    (2,037,964)      (2,713,026)      (1,424,913)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (1,223,728)       2,096,886        7,242,846
                                                =============    =============    =============
Pilgrim Growth + Value ($)
Shares sold                                     $   9,302,380    $  66,299,168    $ 211,475,739
Shares issued as reinvestment of dividends                 --       15,788,143        6,478,206
Shares redeemed                                   (22,890,328)     (41,360,170)     (34,857,895)
                                                -------------    -------------    -------------
Net increase (decrease)                         $ (13,587,948)   $  40,727,141    $ 183,096,050
                                                =============    =============    =============

                                                                Class Q Shares
                                                -----------------------------------------------
                                                  Six Months     Seven Months        Period
                                                     Ended           Ended           Ended
                                                 November 30,       May 31,        October 31,
                                                     2001            2001            2000(1)
                                                -------------    -------------    -------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                                            22,843            8,425           54,841
Shares issued as reinvestment of dividends                 --            5,569               --
Shares redeemed                                       (10,768)         (35,320)            (770)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding          12,075          (21,326)          54,071
                                                =============    =============    =============
Pilgrim Growth + Value ($)
Shares sold                                     $     262,909    $     167,062    $   1,439,870
Shares issued as reinvestment of dividends                 --          109,933               --
Shares redeemed                                      (130,184)        (585,774)         (17,643)
                                                -------------    -------------    -------------
Net increase (decrease)                         $     132,725    $    (308,779)   $   1,422,227
                                                =============    =============    =============

----------
(1)  Commenced offering of shares on June 5, 2000.

--------------------------------------------------------------------------------

                                                    Class A Shares                                   Class B Shares
                                     ---------------------------------------------    ---------------------------------------------
                                       Six Months     Five Months        Year          Six Months      Five Months         Year
                                          Ended          Ended          Ended             Ended           Ended           Ended
                                      November 30,      May 31,      December 31,     November 30,       May 31,       December 31,
                                          2001           2001            2000             2001            2001             2000
                                     ------------    ------------    -------------    ------------    ------------    -------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                             2,272,251         805,278        4,441,888         350,592         127,540        1,707,949
Shares issued in merger                        --         634,284               --              --          93,498               --
Shares issued as reinvestment
 of dividends                             125,454              --          466,417         137,051              --          683,360
Shares redeemed                        (1,851,846)     (1,081,378)      (3,228,805)       (624,272)       (533,148)      (1,063,776)
                                     ------------    ------------    -------------    ------------    ------------    -------------
Net increase (decrease) in shares
 outstanding                              545,859         358,184        1,679,500        (136,629)       (312,110)       1,327,533
                                     ============    ============    =============    ============    ============    =============
Pilgrim SmallCap Opportunities ($)
Shares sold                          $ 70,248,161    $ 31,370,059    $ 289,038,217    $ 10,503,081    $  4,753,320    $ 106,992,786
Shares issued in merger                        --      24,496,877               --              --       3,413,381               --
Shares issued as reinvestment
 of dividends                           3,579,554              --       22,787,725       3,669,721              --       31,619,407
Shares redeemed                       (56,088,624)    (38,841,872)    (204,676,330)    (18,518,783)    (19,107,874)     (61,751,282)
                                     ------------    ------------    -------------    ------------    ------------    -------------
Net increase (decrease)              $ 17,739,091    $ 17,025,064    $ 107,149,612    $ (4,345,981)   $(10,941,173)   $  76,860,911
                                     ============    ============    =============    ============    ============    =============

                                                    Class C Shares                                  Class T Shares
                                     --------------------------------------------    --------------------------------------------
                                       Six Months     Five Months        Year         Six Months     Five Months        Year
                                          Ended          Ended           Ended           Ended          Ended           Ended
                                      November 30,      May 31,      December 31,    November 30,      May 31,       December 31,
                                          2001           2001            2000            2001            2001            2000
                                     ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                               292,415          65,064       1,356,512              --             235           9,929
Shares issued in merger                        --          44,557              --              --              --              --
Shares issued as reinvestment
 of dividends                              46,231              --         237,876          11,694              --          81,043
Shares redeemed                          (348,909)       (292,981)       (531,379)       (107,799)        (78,959)       (156,635)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              (10,263)       (183,360)      1,063,009         (96,105)        (78,724)        (65,663)
                                     ============    ============    ============    ============    ============    ============
Pilgrim SmallCap Opportunities ($)
Shares sold                          $  8,775,801    $  2,418,338    $ 87,619,842    $         --    $      8,792    $    642,005
Shares issued in merger                        --       1,623,093              --              --              --              --
Shares issued as reinvestment
 of dividends                           1,235,289              --      10,986,485         316,205              --       3,780,127
Shares redeemed                       (10,311,397)    (10,518,379)    (29,398,162)     (3,440,688)     (2,874,330)     (9,395,885)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)              $   (300,307)   $ (6,476,948)   $ 69,208,165    $ (3,124,483)   $ (2,865,538)   $ (4,973,753)
                                     ============    ============    ============    ============    ============    ============

                                                  Class I Shares                                Class Q Shares
                                     -----------------------------------------    ------------------------------------------
                                      Six Months    Five Months       Year         Six Months     Five Months      Period
                                         Ended         Ended          Ended           Ended          Ended          Ended
                                     November 30,     May 31,     December 31,    November 30,      May 31,      December 31,
                                         2001           2001          2000            2001           2001          2000(1)
                                     -----------    -----------    -----------    -----------     -----------    -----------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                                   --             --             --         18,587          29,782         66,690
Shares issued in merger                       --             --             --             --              --             --
Shares issued as reinvestment
 of dividends                                 --             --              1          2,616              --          8,491
Shares redeemed                               --             --             --        (14,923)        (10,751)       (21,253)
                                     -----------    -----------    -----------    -----------     -----------    -----------
Net increase in shares outstanding            --             --              1          6,280          19,031         53,928
                                     ===========    ===========    ===========    ===========     ===========    ===========
Pilgrim SmallCap Opportunities ($)
Shares sold                          $        --    $        --    $        --    $   630,332     $ 1,134,714    $ 3,920,299
Shares issued in merger                       --             --             --             --              --             --
Shares issued as reinvestment
 of dividends                                  5             --             39         74,782              --        414,124
Shares redeemed                               --             --             --       (501,634)       (414,435)    (1,119,892)
                                     -----------    -----------    -----------    -----------     -----------    -----------
Net increase                         $         5    $        --    $        39    $   203,480     $   720,279    $ 3,214,531
                                     ===========    ===========    ===========    ===========     ===========    ===========

----------
(1)  Commenced offering of shares on April 4, 2000.

--------------------------------------------------------------------------------

                                                                 Class A Shares
                                                -----------------------------------------------
                                                 Six Months      Eleven Months        Year
                                                    Ended            Ended           Ended
                                                November 30,        May 31,         June 30,
                                                    2001              2001            2000
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                         8,095,508        9,181,910       15,288,354
Shares issued as reinvestment of dividends              6,985          551,809        3,070,550
Shares redeemed                                    (8,940,712)      (8,987,003)     (14,588,761)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (838,219)         746,716        3,770,143
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $  74,949,449    $ 142,706,037    $ 278,913,445
Shares issued as reinvestment of dividends             64,444        8,310,245       44,737,909
Shares redeemed                                   (83,790,124)    (139,058,315)    (268,674,614)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  (8,776,231)   $  11,957,967    $  54,976,740
                                                =============    =============    =============

                                                                Class B Shares
                                                -----------------------------------------------
                                                 Six Months      Eleven Months        Year
                                                    Ended            Ended            Ended
                                                November 30,        May 31,         June 30,
                                                    2001             2001             2000
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                           256,914        1,379,310        1,419,656
Shares issued as reinvestment of dividends              4,618          350,332        1,314,209
Shares redeemed                                      (525,828)        (933,473)        (566,759)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (264,296)         796,169        2,167,106
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $   3,215,568    $  26,043,753    $  34,348,864
Shares issued as reinvestment of dividends             52,948        6,589,750       23,529,097
Shares redeemed                                    (6,463,097)     (16,489,403)     (13,214,538)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  (3,194,581)   $  16,144,100    $  44,663,423
                                                =============    =============    =============

                                                                Class C Shares
                                                -----------------------------------------------
                                                 Six Months      Eleven Months        Year
                                                    Ended            Ended            Ended
                                                November 30,        May 31,         June 30,
                                                    2001             2001             2000
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                           321,634        3,065,747        1,763,791
Shares issued as reinvestment of dividends              6,341          471,165        4,523,712
Shares redeemed                                    (2,049,928)      (2,659,459)      (1,707,156)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (1,721,953)         877,453        4,580,347
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $   3,200,873    $  43,097,468    $  33,117,558
Shares issued as reinvestment of dividends             57,107        6,935,554       64,870,028
Shares redeemed                                   (19,883,797)     (36,661,237)     (30,746,993)
                                                -------------    -------------    -------------
Net increase (decrease)                         $ (16,625,817)   $  13,371,785    $  67,240,593
                                                =============    =============    =============

                                                                Class Q Shares
                                                -----------------------------------------------
                                                 Six Months      Eleven Months        Year
                                                    Ended            Ended            Ended
                                                November 30,        May 31,         June 30,
                                                    2001              2001            2000
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                           311,730          420,877          752,728
Shares issued as reinvestment of dividends                823           82,164          226,472
Shares redeemed                                      (439,614)        (442,449)        (884,884)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (127,061)          60,592           94,316
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $   3,828,814    $   7,209,086    $  17,630,422
Shares issued as reinvestment of dividends              8,489        1,377,895        3,668,843
Shares redeemed                                    (5,349,637)      (7,176,609)     (18,817,763)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  (1,512,334)   $   1,410,372    $   2,481,502
                                                =============    =============    =============

--------------------------------------------------------------------------------

                                                               Class A Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months       Year
                                                    Ended           Ended          Ended
                                                November 30,       May 31,        June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                        1,270,635       1,463,798         462,023
Shares issued in merger                                   --              --       3,669,160
Shares issued as reinvestment of dividends           102,697         430,851         120,353
Shares redeemed                                   (1,313,368)     (1,499,291)       (523,820)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding         59,964         395,358       3,727,716
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $ 16,116,852    $ 20,216,598    $  7,288,215
Shares issued in merger                                   --              --      57,648,201
Shares issued as reinvestment of dividends         1,269,051       5,925,370       1,895,528
Shares redeemed                                  (16,541,586)    (21,129,277)     (8,162,726)
                                                ------------    ------------    ------------
Net increase (decrease)                         $    844,317    $  5,012,691    $ 58,669,218
                                                ============    ============    ============

                                                               Class B Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months       Year
                                                   Ended            Ended          Ended
                                                November 30,       May 31,        June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                          334,358         453,764         236,780
Shares issued in merger                                   --              --       2,263,054
Shares issued as reinvestment of dividends            34,372         179,566          87,982
Shares redeemed                                     (325,222)       (673,174)       (386,298)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding         43,508         (39,844)      2,201,518
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $  4,471,837    $  6,755,688    $  4,171,242
Shares issued in merger                                   --              --      38,096,820
Shares issued as reinvestment of dividends           455,866       2,642,601       1,483,448
Shares redeemed                                   (4,381,721)    (10,233,160)     (6,483,178)
                                                ------------    ------------    ------------
Net increase (decrease)                         $    545,982    $   (834,871)   $ 37,268,332
                                                ============    ============    ============

                                                               Class C Shares
                                                --------------------------------------------
                                                 Six Months    Eleven Months        Year
                                                   Ended           Ended           Ended
                                                November 30,      May 31,         June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                          181,511         397,383         168,630
Shares issued in merger                                   --              --         813,022
Shares issued as reinvestment of dividends            23,865         113,417         235,394
Shares redeemed                                     (227,555)       (525,040)       (579,424)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding        (22,179)        (14,240)        637,622
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $  2,195,786    $  5,227,356    $  2,578,680
Shares issued in merger                                   --              --      12,280,463
Shares issued as reinvestment of dividends           283,077       1,496,911       3,561,673
Shares redeemed                                   (2,721,670)     (7,140,840)     (8,869,902)
                                                ------------    ------------    ------------
Net increase (decrease)                         $   (242,807)   $   (416,573)   $  9,550,914
                                                ============    ============    ============

                                                               Class Q Shares
                                                --------------------------------------------
                                                 Six Months    Eleven Months        Year
                                                    Ended          Ended           Ended
                                                November 30,      May 31,         June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                            6,506          27,145           4,284
Shares issued in merger                                   --              --              --
Shares issued as reinvestment of dividends               776           2,793           2,693
Shares redeemed                                       (3,314)        (17,144)         (1,565)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding          3,968          12,794           5,412
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $     80,883    $    389,776    $     66,184
Shares issued in merger                                   --              --              --
Shares issued as reinvestment of dividends             9,510          37,994          42,058
Shares redeemed                                      (40,642)       (234,653)        (24,419)
                                                ------------    ------------    ------------
Net increase (decrease)                         $     49,751    $    193,117    $     83,823
                                                ============    ============    ============

                                                               Class T Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months      Period
                                                    Ended           Ended           Ended
                                                November 30,       May 31,        June 30,
                                                    2001             2001          2000(1)
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                               --           4,667           1,889
Shares issued in merger                                   --              --         737,757
Shares issued as reinvestment of dividends             9,385          65,876              --
Shares redeemed                                     (109,392)       (208,190)        (59,256)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (100,007)       (137,647)        680,390
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $         --    $     70,086    $     11,152
Shares issued in merger                                   --              --      12,419,589
Shares issued as reinvestment of dividends           124,536         970,115              --
Shares redeemed                                   (1,485,203)     (3,166,380)       (946,072)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ (1,360,667)   $ (2,126,179)   $ 11,484,669
                                                ============    ============    ============

----------
(1)  Commenced offering of shares on March 31, 2000.

--------------------------------------------------------------------------------

                                                               Class A Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months       Year
                                                    Ended           Ended           Ended
                                                November 30,       May 31,        June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                        1,221,159       2,382,181       2,765,285
Shares issued as reinvestment of dividends            75,525         989,422         432,032
Shares redeemed                                   (2,173,822)     (2,581,631)     (1,602,580)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (877,138)        789,972       1,594,737
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $ 19,047,875    $ 52,464,635    $ 74,411,486
Shares issued as reinvestment of dividends         1,202,571      19,822,295      10,028,609
Shares redeemed                                  (34,268,196)    (51,967,967)    (41,141,454)
                                                ------------    ------------    ------------
Net increase (decrease)                         $(14,017,750)   $ 20,318,963    $ 43,298,641
                                                ============    ============    ============

                                                               Class B Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months       Year
                                                    Ended           Ended           Ended
                                                November 30,       May 31,        June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                          368,089       2,141,257       2,212,800
Shares issued as reinvestment of dividends            63,865         923,386         446,940
Shares redeemed                                     (963,643)     (1,281,373)       (721,161)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (531,689)      1,783,270       1,938,579
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $  6,630,569    $ 52,883,513    $ 62,613,451
Shares issued as reinvestment of dividends         1,108,885      20,109,225      11,247,841
Shares redeemed                                  (16,707,516)    (28,949,115)    (20,328,894)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ (8,968,062)   $ 44,043,623    $ 53,532,398
                                                ============    ============    ============

                                                               Class C Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months       Year
                                                    Ended           Ended           Ended
                                                November 30,       May 31,        June 30,
                                                    2001            2001            2000
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                          281,550       1,819,012       1,543,879
Shares issued as reinvestment of dividends            45,023         663,511         594,205
Shares redeemed                                   (1,020,640)     (1,553,690)       (827,109)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (694,067)        928,833       1,310,975
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $  4,721,404    $ 40,238,507    $ 41,908,144
Shares issued as reinvestment of dividends           732,128      13,561,955      14,012,886
Shares redeemed                                  (16,785,314)    (31,759,310)    (22,139,549)
                                                ------------    ------------    ------------
Net increase (decrease)                         $(11,331,782)   $ 22,041,152    $ 33,781,481
                                                ============    ============    ============

                                                               Class Q Shares
                                                --------------------------------------------
                                                 Six Months     Eleven Months       Year
                                                    Ended           Ended           Ended
                                                November 30,       May 31,        June 30,
                                                    2001             2001           2000
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                           19,305         719,641       1,566,620
Shares issued as reinvestment of dividends            23,223         452,416         144,983
Shares redeemed                                     (888,513)     (1,558,160)       (398,796)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (845,985)       (386,103)      1,312,807
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $    310,057    $ 15,922,807    $ 41,114,380
Shares issued as reinvestment of dividends           363,599       8,820,172       3,277,417
Shares redeemed                                  (13,941,134)    (30,676,072)    (10,241,903)
                                                ------------    ------------    ------------
Net increase (decrease)                         $(13,267,478)   $ (5,933,093)   $ 34,149,894
                                                ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- WHEN ISSUED SECURITIES

The Balanced Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- CHANGES IN THE FUND'S YEAR-END

Effective May 31, 2001, the Funds changed their year-end to May 31 from: June 30 for MagnaCap, LargeCap Growth, MidCap Growth, SmallCap Growth, Balanced and Convertible; October 31 for Researched Enhanced Index and Growth + Value; December 31 for Growth and Income, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities. This change was done to facilitate the administration of the funds.

NOTE 12 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and liabilities of other Funds, also listed below (each an: "Acquired Fund"), in a tax-free reorganization, pursuant to a plan of reorganization that was approved by each Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund to each Acquired Fund's shareholders as of the reorganization date are presented in
Note 9 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                  Acquired
                                     Total net   Total net          Fund
                                     assets of   assets of       Unrealized
  Acquiring          Acquired         Aquiring    Acquired      appreciation/
     Fund              Fund          Fund (000)  Fund (000)  (depreciation)(000)
     ----              ----          ----------  ----------  -------------------
MagnaCap          Pilgrim LargeCap    $368,822    $33,476         $     66
                  Leaders Fund
                  Pilgrim MidCap       374,813     36,156            1,955
                  Value Fund
Growth and        ING Growth &         214,346     32,272           (1,558)
  Income          Income Fund
LargeCap          ING Focus Fund       516,080     57,162            3,788
  Growth
                  ING Large Cap        516,080     53,231          (10,466)
                  Growth Fund
MidCap            ING Mid Cap          129,048     30,844            4,660
  Opportunites    Growth Fund
SmallCap          ING Small Cap        466,139     29,533           (1,205)
  Opportunities   Growth Fund

NOTE 13 -- SUBSEQUENT EVENTS

Subsequent to November 30, 2001 the following funds declared dividends from net investment income of:

                Per Share
                  Amount          Payable Date             Record Date
                  ------          ------------             -----------
Balanced
Class A           $0.1500       December 20, 2001       December 17, 2001
Class B           $0.1271       December 20, 2001       December 17, 2001
Class C           $0.1308       December 20, 2001       December 17, 2001
Class Q           $0.1535       December 20, 2001       December 17, 2001
Class T           $0.1340       December 20, 2001       December 17, 2001

Convertible
Class A           $0.1043       December 20, 2001       December 17, 2001
Class B           $0.0740       December 20, 2001       December 17, 2001
Class C           $0.0771       December 20, 2001       December 17, 2001
Class Q           $0.1137       December 20, 2001       December 17, 2001

Effective March 1, 2002, the following changes to the names of the Funds and Series will occur:

Old Name                                 New Name
--------                                 --------
Pilgrim Mutual Funds                     ING Mutual Funds
Pilgrim Investment Funds, Inc.           ING Investment Funds, Inc.
Pilgrim Growth and Income Fund, Inc.     ING Growth and Income Fund, Inc.
Pilgrim Mayflower Trust                  ING Mayflower Trust
Pilgrim Growth Opportunities Fund        ING Growth Opportunities Fund
Pilgrim SmallCap Opportunities Fund      ING SmallCap Opportunities Fund
Pilgrim Equity Trust                     ING Equity Trust
Pilgrim LargeCap Growth Fund             ING LargeCap Growth Fund
Pilgrim MidCap Growth Fund               ING MidCap Growth Fund
Pilgrim SmallCap Growth Fund             ING SmallCap Growth Fund
Pilgrim Balanced Fund                    ING Balanced Fund
Pilgrim Convertible Fund                 ING Convertible Fund
Pilgrim MagnaCap Fund                    ING MagnaCap Fund
Pilgrim Growth + Value Fund              ING Growth + Value Fund
Pilgrim Research Enhanced Index Fund     ING Research Enhanced Index Fund
Pilgrim MidCap Opportunities Fund        ING MidCap Opportunities Fund

Effective March 1, 2002, the Adviser, Distributor and Administator will change their names as follows:

Old Name                                 New Name
--------                                 --------
ING Pilgrim Investments, LLC             ING Investments, LLC
ING Pilgrim Securities, Inc.             ING Distributors, Inc.
ING Pilgrim Group, LLC                   ING Funds, LLC

Pilgrim
MagnaCap
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 94.13%
                    Banks: 3.27%
     66,000         Bank of America Corp.                         $   4,051,080
    106,900         FleetBoston Financial Corp.                       3,928,575
    198,600         US Bancorp.                                       3,769,428
                                                                  -------------
                                                                     11,749,083
                                                                  -------------
                    Beverages: 1.09%
     83,400         Coca-Cola Co.                                     3,916,464
                                                                  -------------
                                                                      3,916,464
                                                                  -------------
                    Chemicals: 4.79%
    200,000         Air Products & Chemicals, Inc.                    9,144,000
    150,000         PPG Industries, Inc.                              8,065,500
                                                                  -------------
                                                                     17,209,500
                                                                  -------------
                    Computers: 3.23%
    477,600         Compaq Computer Corp.                             4,847,640
    207,500    @    EMC Corp.-Mass.                                   3,483,925
    147,800         Hewlett-Packard Co.                               3,250,122
                                                                  -------------
                                                                     11,581,687
                                                                  -------------
                    Cosmetics/Personal Care: 1.18%
     72,800         Kimberly-Clark Corp.                              4,234,776
                                                                  -------------
                                                                      4,234,776
                                                                  -------------
                    Distribution/Wholesale: 0.38%
     29,000         Grainger (W.W.), Inc.                             1,357,200
                                                                  -------------
                                                                      1,357,200
                                                                  -------------
                    Electric: 8.29%
    238,400         Duke Energy Corp.                                 8,618,160
    150,000         Entergy Corp.                                     5,535,000
    372,300    @    Reliant Resources, Inc.                           6,057,321
    420,900         The Southern Co.                                  9,575,475
                                                                  -------------
                                                                     29,785,956
                                                                  -------------
                    Electrical Components & Equipment: 1.07%
     71,000         Emerson Electric Co.                              3,838,260
                                                                  -------------
                                                                      3,838,260
                                                                  -------------
                    Electronics: 2.36%
    190,700         Avnet, Inc.                                       4,529,125
    268,800    @    Solectron Corp.                                   3,951,360
                                                                  -------------
                                                                      8,480,485
                                                                  -------------
                    Food: 1.49%
     10,800    @    Safeway, Inc.                                       481,248
    221,700         Sara Lee Corp.                                    4,850,796
                                                                  -------------
                                                                      5,332,044
                                                                  -------------
                    Forest Products & Paper: 1.06%
     95,000         International Paper Co.                           3,795,250
                                                                  -------------
                    Healthcare-Services: 1.30%
     39,700    @    Wellpoint Health Networks                         4,680,630
                                                                  -------------
                                                                      4,680,630
                                                                  -------------
                    Household Products/Wares: 3.10%
    118,500         Avery Dennison Corp.                              6,396,630
    121,000         Fortune Brands, Inc.                              4,751,670
                                                                  -------------
                                                                     11,148,300
                                                                  -------------
                    Insurance: 12.20%
    113,800         Allstate Corp.                                    3,896,512
     56,600         Chubb Corp.                                       3,965,396
    100,400         Cigna Corp.                                       9,159,492
    250,000         Jefferson-Pilot Corp.                            11,125,000
    109,300         Loews Corp.                                       6,211,519
    142,500         Old Republic Intl. Corp.                          3,826,125
     60,200    @    Principal Financial Group                         1,381,590
     90,300         St. Paul Cos.                                     4,251,324
                                                                  -------------
                                                                     43,816,958
                                                                  -------------
                    Leisure Time: 2.12%
    291,200         Carnival Corp.                                    7,603,232
                                                                  -------------
                                                                      7,603,232
                                                                  -------------
                    Mining: 5.17%
    308,800         Alcoa, Inc.                                      11,919,680
    163,700    @    Freeport-McMoran Copper & Gold, Inc.              2,185,395
    277,900  @,@@   Inco Ltd.                                         4,474,190
                                                                  -------------
                                                                     18,579,265
                                                                  -------------
                    Miscellaneous Manufacturing: 8.28%
    110,000         Danaher Corp.                                     6,451,500
    339,400         Honeywell Intl., Inc.                            11,247,716
    204,722   @@    Tyco Intl. Ltd.                                  12,037,654
                                                                  -------------
                                                                     29,736,870
                                                                  -------------
                    Oil & Gas: 6.68%
     48,000         Amerada Hess Corp.                                2,788,800
     66,900         Anadarko Petroleum Corp.                          3,472,110
     44,600         ChevronTexaco Corp.                               3,791,446
    200,000         Conoco, Inc.                                      5,474,000
     13,200         Exxon Mobil Corp.                                   493,680
     23,000         GlobalSantaFe Corp.                                 556,600
     64,100         Kerr-McGee Corp.                                  3,367,814
     72,500         Phillips Petroleum Co.                            4,033,175
                                                                  -------------
                                                                     23,977,625
                                                                  -------------
                    Oil & Gas Services: 1.93%
     46,000    @    Grant Prideco, Inc.                                 407,100
    304,700         Halliburton Co.                                   6,529,721
                                                                  -------------
                                                                      6,936,821
                                                                  -------------
                    Pharmaceuticals: 3.96%
     99,100         Bristol-Myers Squibb Co.                          5,327,616
     58,300         Merck & Co, Inc.                                  3,949,825
     19,500         Pfizer, Inc.                                        844,545
     92,700         Pharmacia Corp.                                   4,115,880
                                                                  -------------
                                                                     14,237,866
                                                                  -------------
                    Pipelines: 0.14%
     11,400         El Paso Corp.                                       507,300
                                                                  -------------
                                                                        507,300
                                                                  -------------
                    Retail: 8.96%
     58,000         CVS Corp.                                         1,563,100
    138,000         Darden Restaurants, Inc.                          4,242,120
    122,800         May Department Stores Co.                         4,401,152
    259,400         McDonald's Corp.                                  6,962,296
    145,300         RadioShack Corp.                                  4,207,888
    237,100         Sears, Roebuck And Co.                           10,790,421
                                                                  -------------
                                                                     32,166,977
                                                                  -------------
                    Semiconductors: 0.91%
    240,000    @    Advanced Micro Devices                            3,254,400
                                                                  -------------
                                                                      3,254,400
                                                                  -------------
                    Telecommunications: 7.85%
    227,300    @    AT&T Wireless Services, Inc.                      3,175,381
    412,800    @    ADC Telecommunications, Inc.                      1,832,832
     70,300         Alltel Corp.                                      4,575,124
    197,600         Sprint Corp.                                      4,305,704
    369,600    @    Tellabs, Inc.                                     5,647,488
    595,600    @    WorldCom, Inc.                                    8,660,024
                                                                  -------------
                                                                     28,196,553
                                                                  -------------
                    Tobacco: 3.32%
    252,700         Philip Morris Cos., Inc.                         11,919,859
                                                                  -------------
                                                                     11,919,859
                                                                  -------------
                    Total Common Stock (Cost $363,536,572)          338,043,361
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.93%
                    Repurchase Agreement: 5.93%
$21,295,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      $19,305,000 U.S. Treasury Bonds, 6.250%,
                      Due 05/15/30, Market Value $21,725,886)     $  21,295,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $21,295,000)                             21,295,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $384,831,572)*             100.06%    $ 359,338,361
                    Other Assets and Liabilities-Net    -0.06%         (217,574)
                                                      -------     -------------
                    Net Assets                         100.00%    $ 359,120,787
                                                      =======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
                    Gross Unrealized Appreciation                 $  26,953,612
                    Gross Unrealized Depreciation                   (52,446,823)
                                                                  -------------
                    Net Unrealized Depreciation                   $ (25,493,211)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim Growth
and Income
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 87.60%
                    Banks: 4.55%
     34,100         Bank of America Corp.                         $   2,093,058
     55,300         FleetBoston Financial Corp.                       2,032,275
    102,600         US Bancorp                                        1,947,348
     64,645         Wells Fargo & Co.                                 2,766,806
                                                                  -------------
                                                                      8,839,487
                                                                  -------------
                    Beverages: 1.07%
     44,400         Coca-Cola Co.                                     2,085,024
                                                                  -------------
                                                                      2,085,024
                                                                  -------------
                    Computers: 1.81%
    177,825         Compaq Computer Corp.                             1,804,924
     77,700         Hewlett-Packard Co.                               1,708,623
                                                                  -------------
                                                                      3,513,547
                                                                  -------------
                    Cosmetics/Personal Care: 1.14%
     38,100         Kimberly-Clark Corp.                              2,216,277
                                                                  -------------
                                                                      2,216,277
                                                                  -------------
                    Diversified Financial Services: 2.42%
     81,700         The Bear Stearns Cos., Inc.                       4,697,750
                                                                  -------------
                                                                      4,697,750
                                                                  -------------
                    Electric: 1.64%
    196,400    @    Reliant Resources, Inc.                           3,195,428
                                                                  -------------
                                                                      3,195,428
                                                                  -------------
                    Electrical Components & Equipment: 1.04%
     37,300         Emerson Electric Co.                              2,016,438
                                                                  -------------
                                                                      2,016,438
                                                                  -------------
                    Electronics: 1.92%
    100,200         Avnet, Inc.                                       2,379,750
     92,600    @    Solectron Corp.                                   1,361,220
                                                                  -------------
                                                                      3,740,970
                                                                  -------------
                    Food: 3.39%
    159,800         Kroger Co.                                        4,046,136
    116,200    @    Sara Lee Corp.                                    2,542,456
                                                                  -------------
                                                                      6,588,592
                                                                  -------------
                    Forest Products & Paper: 4.62%
    102,200         Georgia-Pacific Corp.                             3,276,532
     49,100         International Paper Co.                           1,961,545
     65,500         Temple-Inland, Inc.                               3,742,670
                                                                  -------------
                                                                      8,980,747
                                                                  -------------
                    Healthcare-Products: 1.55%
     89,100         Becton Dickinson & Co.                            3,017,817
                                                                  -------------
                                                                      3,017,817
                                                                  -------------
                    Healthcare-Services: 1.26%
     20,800    @    Wellpoint Health Networks                         2,452,320
                                                                  -------------
                                                                      2,452,320
                                                                  -------------
                    Insurance: 13.08%
     60,600         Allstate Corp.                                    2,074,944
     30,100         Chubb Corp.                                       2,108,806
     53,300         Cigna Corp.                                       4,862,559
     57,100         Jefferson-Pilot Corp.                             2,540,950
     63,700         Lincoln National Corp.                            3,038,490
     57,400         Loews Corp.                                       3,262,042
     74,700         Old Republic Intl. Corp.                          2,005,695
     32,000    @    Principal Financial Group                           734,400
    101,800         St. Paul Cos.                                     4,792,744
                                                                  -------------
                                                                     25,420,630
                                                                  -------------
                    Machinery-Construction & Mining: 2.07%
     84,900         Caterpillar, Inc.                                 4,025,958
                                                                  -------------
                                                                      4,025,958
                                                                  -------------
                    Media: 1.34%
     59,810    @    Viacom, Inc.                                      2,610,707
                                                                  -------------
                                                                      2,610,707
                                                                  -------------
                    Mining: 3.80%
    101,400         Alcoa, Inc.                                       3,914,040
     87,100    @    Freeport-McMoran Copper & Gold, Inc.              1,162,785
    143,600  @,@@   Inco Ltd.                                         2,311,960
                                                                  -------------
                                                                      7,388,785
                                                                  -------------
                    Miscellaneous Manufacturing: 4.90%
    178,500         Honeywell Intl., Inc.                             5,915,490
     61,355   @@    Tyco Intl. Ltd.                                   3,607,674
                                                                  -------------
                                                                      9,523,164
                                                                  -------------
                    Oil & Gas: 8.04%
     25,300         Amerada Hess Corp.                                1,469,930
     35,600         Anadarko Petroleum Corp.                          1,847,640
     23,400         ChevronTexaco Corp.                               1,989,234
    105,200         Diamond Offshore Drilling                         2,914,040
     33,800         Kerr-McGee Corp.                                  1,775,852
     38,100         Phillips Petroleum Co.                            2,119,503
    128,400         USX-Marathon Group, Inc.                          3,518,160
                                                                  -------------
                                                                     15,634,359
                                                                  -------------
                    Oil & Gas Services: 2.44%
     99,400         Baker Hughes, Inc.                                3,277,217
    164,500    @    Grant Prideco, Inc.                               1,455,825
                                                                  -------------
                                                                      4,733,042
                                                                  -------------
                    Pharmaceuticals: 6.76%
     66,800         Abbott Laboratories                               3,674,000
     52,900         Bristol-Myers Squibb Co.                          2,843,904
     30,800         Merck & Co., Inc.                                 2,086,700
     48,700         Pharmacia Corp.                                   2,162,280
     66,495         Schering-Plough Corp.                             2,375,866
                                                                  -------------
                                                                     13,142,750
                                                                  -------------
                    Retail: 6.87%
     31,200         CVS Corp.                                           840,840
     72,800         Darden Restaurants, Inc.                          2,237,872
     64,300         May Department Stores Co.                         2,304,512
     78,300         McDonald's Corp.                                  2,101,572
     76,100         RadioShack Corp.                                  2,203,856
     80,600         Sears, Roebuck And Co.                            3,668,106
                                                                  -------------
                                                                     13,356,758
                                                                  -------------
                    Semiconductors: 2.14%
    119,200    @    Advanced Micro Devices                            1,616,352
    156,100    @    LSI Logic Corp.                                   2,536,625
                                                                  -------------
                                                                      4,152,977
                                                                  -------------
                    Telecommunications: 7.42%
    219,400    @    ADC Telecommunications, Inc.                        974,136
     36,800         Alltel Corp.                                      2,394,944
    119,386    @    AT&T Wireless Services, Inc.                      1,667,822
    103,600         Sprint Corp.                                      2,257,445
    183,600    @    Tellabs, Inc.                                     2,805,408
    298,000    @    WorldCom, Inc.                                    4,332,920
                                                                  -------------
                                                                     14,432,675
                                                                  -------------
                    Tobacco: 2.33%
     96,215         Philip Morris Cos., Inc.                          4,538,462
                                                                  -------------
                                                                      4,538,462
                                                                  -------------
                    Total Common Stock (Cost $174,168,328)          170,304,664
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Growth
and Income
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 12.09%
                    U.S. Treasury Obligations: 2.15%
$ 4,200,000         U.S. Treasury Bill, 1.990%, due 01/10/02      $   4,190,667
                                                                  -------------
                    Repurchase Agreement: 9.94%
 19,317,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Notes, 6.750%, Due 05/15/30,
                      Market Value $19,706,500)                      19,317,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $23,507,667)                             23,507,667
                                                                  -------------
                    Total Investments in Securities
                      (Cost $197,675,995)*              99.69%    $ 193,812,331
                    Other Assets and Liabilities-Net     0.31%          605,088
                                                      -------     -------------
                    Net Assets                         100.00%    $ 194,417,419
                                                      =======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
                    Gross Unrealized Appreciation                 $  10,002,266
                    Gross Unrealized Depreciation                   (13,865,930)
                                                                  -------------
                    Net Unrealized Depreciation                   $  (3,863,664)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.02%
                    Advertising: 0.15%
      2,600         Omnicom Group                                 $     223,236
                                                                  -------------
                                                                        223,236
                                                                  -------------
                    Aerospace/Defense: 1.20%
     12,500         Boeing Co.                                          438,750
      2,900         General Dynamics Corp.                              241,135
      2,200         Goodrich Corp.                                       53,614
      8,300         Lockheed Martin Corp.                               385,535
        850         Northrop Grumman Corp.                               79,798
      2,850         Raytheon Co.                                         93,394
      3,050         Rockwell Collins                                     51,301
      6,950         United Technologies Corp.                           418,390
                                                                  -------------
                                                                      1,761,917
                                                                  -------------
                    Agriculture: 0.12%
      4,700         UST, Inc.                                           168,730
                                                                  -------------
                                                                        168,730
                                                                  -------------
                    Airlines: 0.18%
      1,700         Delta Air Lines, Inc.                                49,266
     11,100         Southwest Airlines                                  208,125
                                                                  -------------
                                                                        257,391
                                                                  -------------
                    Apparel: 0.23%
      1,100         Liz Claiborne, Inc.                                  54,978
      3,900         Nike, Inc.                                          206,661
        900    @    Reebok Intl. Ltd.                                    20,934
      1,450         VF Corp.                                             55,071
                                                                  -------------
                                                                        337,644
                                                                  -------------
                    Auto Manufacturers: 0.55%
     26,300         Ford Motor Co.                                      498,122
      4,200         General Motors Corp.                                208,740
        800         Navistar Intl. Corp.                                 29,272
      1,200         Paccar, Inc.                                         73,032
                                                                  -------------
                                                                        809,166
                                                                  -------------
                    Auto Parts & Equipment: 0.22%
      1,000         Cooper Tire & Rubber                                 14,820
      8,400         Delphi Automotive Systems                           115,248
      2,300         Goodyear Tire & Rubber Co.                           51,520
      2,400         TRW, Inc.                                            93,648
      3,200         Visteon Corp.                                        44,160
                                                                  -------------
                                                                        319,396
                                                                  -------------
                    Banks: 6.31%
      5,750         Amsouth Bancorporation                              105,340
     23,250         Bank of America Corp.                             1,427,085
     10,700         Bank of New York Co., Inc.                          419,868
     16,850         Bank One Corp.                                      630,864
      5,600         BB&T Corp.                                          191,240
      2,900         Comerica, Inc.                                      148,944
      8,600         Fifth Third Bancorp                                 516,774
     15,100         FleetBoston Financial Corp.                         554,925
      3,700         Huntington Bancshares, Inc.                          59,903
     28,550         JP Morgan Chase & Co.                             1,076,906
      5,900         Keycorp                                             135,110
      3,650         Mellon Financial Corp.                              136,473
     11,700         National City Corp.                                 327,600
      3,400         Northern Trust Corp.                                196,656
      2,200         PNC Financial Services Group, Inc.                  127,490
      3,500         Regions Financial Corp.                             100,695
      5,000         SouthTrust Corp.                                    122,350
      5,000         State Street Corp.                                  261,700
      4,500         Suntrust Banks, Inc.                                284,670
      3,700         Synovus Financial Corp.                              86,950
      2,050         Union Planters Corp.                                 88,990
     27,300         US Bancorp                                          518,154
     20,300         Wachovia Corp.                                      628,285
     24,950         Wells Fargo & Co.                                 1,067,860
      1,400         Zions Bancorporation                                 67,592
                                                                  -------------
                                                                      9,282,424
                                                                  -------------
                    Beverages: 2.55%
     13,000         Anheuser-Busch Cos., Inc.                           560,300
        400         Brown-Forman Corp.                                   24,360
     35,750         Coca-Cola Co.                                     1,678,820
      6,450         Coca-Cola Enterprises, Inc.                         112,552
        600         Coors (Adolph)                                       34,218
      2,150         Pepsi Bottling Group, Inc.                           95,567
     25,600         Pepsico, Inc.                                     1,244,928
                                                                  -------------
                                                                      3,750,745
                                                                  -------------
                    Biotechnology: 0.95%
     14,800    @    Amgen, Inc.                                         983,164
      1,250    @    Biogen, Inc.                                         73,637
      2,900    @    Chiron Corp.                                        125,860
      8,100    @    Immunex Corp.                                       218,700
                                                                  -------------
                                                                      1,401,361
                                                                  -------------
                    Building Materials: 0.16%
      7,100         Masco Corp.                                         148,603
      1,800         Vulcan Materials Co.                                 83,250
                                                                  -------------
                                                                        231,853
                                                                  -------------
                    Chemicals: 1.17%
      3,500         Air Products & Chemicals, Inc.                      160,020
      1,400         Ashland, Inc.                                        59,710
      6,700         Dow Chemical Co.                                    251,250
     14,800         Du Pont (E.I.) de Nemours & Co.                     656,232
      1,600         Eastman Chemical Co.                                 61,392
      1,800         Ecolab, Inc.                                         67,320
      1,000         Engelhard Corp.                                      27,950
      1,600         International Flavors & Fragrances                   49,040
      2,500         PPG Industries, Inc.                                134,425
      2,300         Praxair, Inc.                                       121,716
      1,850         Rohm & Haas Co.                                      65,675
      2,300         Sherwin-Williams Co.                                 64,377
                                                                  -------------
                                                                      1,719,107
                                                                  -------------
                    Commercial Services: 0.87%
      8,150    @    Cendant Corp.                                       138,876
      7,600    @    Concord EFS, Inc.                                   227,848
      2,000    @    Convergys Corp.                                      66,460
      1,300         Deluxe Corp.                                         51,376
      1,700         Equifax, Inc.                                        42,313
      2,800         H&R Block, Inc.                                     111,552
      4,150         McKesson Corp.                                      154,670
      3,600         Moody's Corp.                                       124,812
      5,400         Paychex, Inc.                                       189,054
      2,950    @    Quintiles Transnational Corp.                        48,822
      2,750    @    Robert Half Intl., Inc.                              74,112
      1,700         RR Donnelley & Sons Co.                              49,810
                                                                  -------------
                                                                      1,279,705
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Computers: 5.51%
      3,150    @    Apple Computer, Inc.                          $      67,095
     25,350         Compaq Computer Corp.                               257,302
      1,650    @    Computer Sciences Corp.                              78,622
     71,350    @    Dell Computer Corp.                               1,992,805
      6,800         Electronic Data Systems Corp.                       470,696
     31,900    @    EMC Corp.-Mass.                                     535,601
     27,750         Hewlett-Packard Co.                                 610,222
     24,900         International Business Machines Corp.             2,878,191
      1,300    @    Lexmark Intl., Inc.                                  67,171
        800    @    NCR Corp.                                            30,744
      8,700    @    Network Appliance, Inc.                             134,502
     18,700    @    Seagate Technology, Inc.                              1,496
     47,500    @    Sun Microsystems, Inc.                              676,400
      4,800    @    Unisys Corp.                                         57,120
      6,400    @    Veritas Software Corp.                              248,896
                                                                  -------------
                                                                      8,106,863
                                                                  -------------
                    Cosmetics/Personal Care: 2.92%
        400         Alberto-Culver Co.                                   17,408
      3,300         Avon Products                                       157,542
      8,000         Colgate-Palmolive Co.                               466,880
     14,650         Gillette Co.                                        479,055
      7,550         Kimberly-Clark Corp.                                439,183
     35,250         Procter & Gamble Co.                              2,730,465
                                                                  -------------
                                                                      4,290,533
                                                                  -------------
                    Distribution/Wholesale: 0.11%
      2,300         Genuine Parts Co.                                    77,510
      1,700         Grainger (W.W.), Inc.                                79,560
                                                                  -------------
                                                                        157,070
                                                                  -------------
                    Diversified Financial Services: 7.00%
     19,400         American Express Co.                                638,454
      3,950         Capital One Financial Corp.                         197,618
     71,050         Citigroup, Inc.                                   3,403,295
     27,250         Fannie Mae                                        2,141,850
      4,200         Franklin Resources, Inc.                            150,150
     18,700         Freddie Mac                                       1,237,379
      6,900         Household Intl., Inc.                               407,031
      3,500         Lehman Brothers Holdings, Inc.                      231,525
     11,950         MBNA Corp.                                          385,268
     18,250         Merrill Lynch & Co., Inc.                           914,142
      3,100         Stilwell Financial, Inc.                             73,532
      3,000         T Rowe Price Group, Inc.                             95,100
      1,900         The Bear Stearns Cos., Inc.                         109,250
      3,600         USA Education, Inc.                                 306,252
                                                                  -------------
                                                                     10,290,846
                                                                  -------------
                    Electric: 2.76%
      1,600         Allegheny Energy, Inc.                               55,760
      2,850         Ameren Corp.                                        116,508
      4,650         American Electric Power                             191,812
      2,400         Cinergy Corp.                                        70,752
      1,900         CMS Energy Corp.                                     43,757
      3,200         Consolidated Edison, Inc.                           123,584
      2,400         Constellation Energy Group, Inc.                     57,000
      5,100         Dominion Resources, Inc.                            298,095
      2,450         DTE Energy Co.                                      101,185
     16,800         Duke Energy Corp.                                   607,320
      4,100         Entergy Corp.                                       151,290
      4,850         Exelon Corp.                                        216,358
      6,700         FirstEnergy Corp.                                   226,326
      3,500         FPL Group, Inc.                                     193,900
      7,750    @    Mirant Corp.                                        189,177
      2,600    @    Niagara Mohawk Holdings, Inc.                        46,124
      2,800         NiSource, Inc.                                       58,520
      3,300         PG&E Corp.                                           60,390
      2,300         Pinnacle West Capital Corp.                          96,025
      2,100         PPL Corp.                                            74,697
      6,050         Progress Energy, Inc.                               250,772
      2,850         Public Service Enterprise Group                     115,567
      5,800         Reliant Energy, Inc.                                148,190
      9,650         The Southern Co.                                    219,537
      2,250         Teco Energy, Inc.                                    59,422
      3,550         TXU Corp.                                           160,105
      4,700         XCEL Energy, Inc.                                   128,357
                                                                  -------------
                                                                      4,060,530
                                                                  -------------
                    Electrical Components & Equipment: 0.32%
      3,350    @    American Power Conversion                            46,096
      6,400         Emerson Electric Co.                                345,984
      2,600         Molex, Inc.                                          74,724
                                                                  -------------
                                                                        466,804
                                                                  -------------
                    Electronics: 0.45%
      6,300    @    Agilent Technologies, Inc.                          171,801
      1,200         Johnson Controls, Inc.                               95,424
      1,500         Parker Hannifin Corp.                                61,575
      5,100    @    Sanmina Corp.                                       109,140
      9,050    @    Solectron Corp.                                     133,035
      1,500    @    Tektronix, Inc.                                      33,720
      2,300    @    Thermo Electron Corp.                                49,910
                                                                  -------------
                                                                        654,605
                                                                  -------------
                    Engineering & Construction: 0.03%
      1,000         Fluor Corp.                                          37,850
                                                                  -------------
                                                                         37,850
                                                                  -------------
                    Entertainment: 0.03%
        750    @    International Game Technology                        46,492
                                                                  -------------
                                                                         46,492
                                                                  -------------
                    Environmental Control: 0.20%
      3,200    @    Allied Waste Industries, Inc.                        37,888
      8,950         Waste Management, Inc.                              262,235
                                                                  -------------
                                                                        300,123
                                                                  -------------
                    Food: 2.39%
      6,200         Albertson's, Inc.                                   208,072
     14,210         Archer-Daniels-Midland Co.                          218,692
      5,950         Campbell Soup Co.                                   174,394
      7,500         Conagra Foods, Inc.                                 172,275
      5,300         General Mills, Inc.                                 261,555
      1,600         Hershey Foods Corp.                                 104,736
      2,900         HJ Heinz Co.                                        110,548
     11,550         Kellogg Co.                                         340,609
     11,500    @    Kroger Co                                           291,180
      3,900         Ralston Purina Co.                                  129,207
      7,700    @    Safeway, Inc.                                       343,112
     11,150         Sara Lee Corp.                                      243,962
      2,200         Supervalu, Inc.                                      49,874
     10,500         Sysco Corp.                                         258,195
      8,300   @@    Unilever NV ADR                                     472,270
      2,700         Wrigley JR Co.                                      136,458
                                                                  -------------
                                                                      3,515,139
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Forest Products & Paper: 0.57%
      1,600         Boise Cascade Corp.                           $      51,264
      3,700         Georgia-Pacific Corp.                               118,622
      7,050         International Paper Co.                             281,648
      1,200         Mead Corp.                                           37,104
        850         Temple-Inland, Inc.                                  48,569
        800         Westvaco Corp.                                       22,888
      3,300         Weyerhaeuser Co.                                    174,405
      2,000         Willamette Industries                                96,500
                                                                  -------------
                                                                        831,000
                                                                  -------------
                    Gas: 0.20%
      2,600         KeySpan Corp.                                        86,138
      1,250         Nicor, Inc.                                          48,713
        550         Peoples Energy Corp.                                 21,131
      5,750         Sempra Energy                                       133,170
                                                                  -------------
                                                                        289,152
                                                                  -------------
                    Hand/Machine Tools: 0.07%
      1,000         Black & Decker Corp.                                 37,040
        500         Snap-On, Inc.                                        15,650
      1,150         Stanley Works                                        48,059
                                                                  -------------
                                                                        100,749
                                                                  -------------
                    Healthcare-Products: 4.25%
        900         Bard, Inc.                                           56,772
      1,600         Bausch & Lomb, Inc.                                  53,200
      8,550         Baxter Intl., Inc.                                  444,600
      3,600         Becton Dickinson & Co.                              121,932
      4,200         Biomet, Inc.                                        117,558
      5,700    @    Boston Scientific Corp.                             151,620
      4,700    @    Guidant Corp.                                       229,407
     65,550         Johnson & Johnson                                 3,818,288
     17,850         Medtronic, Inc.                                     843,948
      2,100    @    St. Jude Medical, Inc.                              156,450
      2,950    @    Stryker Corp.                                       161,985
      3,000    @    Zimmer Holdings, Inc.                                96,780
                                                                  -------------
                                                                      6,252,540
                                                                  -------------
                    Healthcare-Services: 1.15%
      1,950         Aetna, Inc.                                          60,782
      8,200         HCA, Inc.                                           318,078
      3,200    @    Health Management Associates, Inc.                   62,432
      6,100    @    Healthsouth Corp.                                    89,792
      3,600    @    Humana, Inc.                                         45,288
      2,800    @    Manor Care, Inc.                                     65,380
      4,700    @    Tenet Healthcare Corp.                              282,000
      7,800         UnitedHealth Group, Inc.                            557,310
      1,800    @    Wellpoint Health Networks                           212,220
                                                                  -------------
                                                                      1,693,282
                                                                  -------------
                    Home Furnishings: 0.10%
      3,100         Leggett & Platt, Inc.                                67,084
        800         Maytag Corp.                                         23,144
        900         Whirlpool Corp.                                      59,184
                                                                  -------------
                                                                        149,412
                                                                  -------------
                    Household Products/Wares: 0.30%
      1,800         Avery Dennison Corp.                                 97,164
      5,800         Clorox Co.                                          229,216
      2,600         Fortune Brands, Inc.                                102,102
      1,000         Tupperware Corp.                                     19,660
                                                                  -------------
                                                                        448,142
                                                                  -------------
                    Housewares: 0.07%
      4,100         Newell Rubbermaid, Inc.                             105,165
                                                                  -------------
                                                                        105,165
                                                                  -------------
                    Insurance: 4.16%
     13,050         Aflac, Inc.                                         357,570
     10,000         Allstate Corp.                                      342,400
      1,450         AMBAC Financial Group, Inc.                          81,316
     22,024         American Intl. Group                              1,814,778
      3,500         AON Corp.                                           125,405
      2,800         Chubb Corp.                                         196,168
      2,400         Cigna Corp.                                         218,952
      3,600         Cincinnati Financial Corp.                          138,924
      1,900         Hartford Financial Services Group                   112,480
      2,200         Jefferson-Pilot Corp.                                97,900
      7,850         John Hancock Financial Services                     308,819
      2,850         Lincoln National Corp.                              135,945
      3,050         Loews Corp.                                         173,332
      3,950         Marsh & McLennan Cos.                               422,532
      3,950         MBIA, Inc.                                          201,174
     15,900         Metlife, Inc.                                       436,137
      1,600         MGIC Investment Corp.                                93,680
      1,900         Progressive Corp.                                   278,407
      2,000         Safeco Corp.                                         64,320
      2,300         St. Paul Cos.                                       108,284
      1,800         Torchmark Corp.                                      71,010
      3,600         UnumProvident Corp.                                  92,880
      2,550   @@    XL Capital Ltd.                                     237,099
                                                                  -------------
                                                                      6,109,512
                                                                  -------------
                    Internet: 0.35%
     19,550         Charles Schwab Corp.                                280,738
      2,400    @    TMP Worldwide, Inc.                                  99,096
      8,900    @    Yahoo, Inc.                                         138,573
                                                                  -------------
                                                                        518,407
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Iron/Steel: 0.06%
      1,800         Nucor Corp.                                   $      89,064
                                                                  -------------
                                                                         89,064
                                                                  -------------
                    Leisure Time: 0.52%
      1,400         Brunswick Corp.                                      27,580
     15,650         Carnival Corp.                                      408,622
      4,550         Harley-Davidson, Inc.                               239,239
      2,650    @    Sabre Holdings Corp.                                 91,929
                                                                  -------------
                                                                        767,370
                                                                  -------------
                    Lodging: 0.23%
      2,100    @    Harrah's Entertainment, Inc.                         67,683
      4,100         Hilton Hotels Corp.                                  40,590
      3,800         Marriott Intl., Inc.                                142,956
      3,100         Starwood Hotels & Resorts Worldwide, Inc.            84,134
                                                                  -------------
                                                                        335,363
                                                                  -------------
                    Machinery-Construction & Mining: 0.08%
      2,550         Caterpillar, Inc.                                   120,921
                                                                  -------------
                                                                        120,921
                                                                  -------------
                    Machinery-Diversified: 0.26%
      3,700         Deere & Co.                                         147,963
      1,950         Dover Corp.                                          71,877
      2,800         Ingersoll-Rand Co.                                  117,292
      3,000         Rockwell Intl. Corp.                                 49,500
                                                                  -------------
                                                                        386,632
                                                                  -------------
                    Media: 3.57%
     63,250    @    AOL Time Warner, Inc.                             2,207,425
      4,950    @    Clear Channel Communications                        231,314
      7,950    @    Comcast Corp.                                       302,100
      1,100         Dow Jones & Co., Inc.                                55,682
      4,100         Gannett Co., Inc.                                   284,745
      2,700         McGraw-Hill Cos., Inc.                              152,550
      2,450         New York Times Co.                                  111,353
      2,900         Tribune Co.                                         104,690
      1,850    @    Univision Communications, Inc.                       65,879
     25,400    @    Viacom, Inc.                                      1,108,710
     30,550         Walt Disney Co.                                     625,359
                                                                  -------------
                                                                      5,249,807
                                                                  -------------
                    Mining: 0.58%
      4,500   @@    Alcan, Inc.                                         161,910
     12,400         Alcoa, Inc.                                         478,640
      4,400   @@    Barrick Gold Corp.                                   66,572
      1,450    @    Freeport-McMoran Copper & Gold, Inc.                 19,358
      2,600  @,@@   Inco Ltd.                                            41,860
      1,950         Newmont Mining Corp.                                 38,357
      4,500   @@    Placer Dome, Inc.                                    49,095
                                                                  -------------
                                                                        855,792
                                                                  -------------
                    Miscellaneous Manufacturing: 6.62%
      1,350         Cooper Industries, Inc.                              55,148
      1,000         Crane Co.                                            23,700
      1,950         Danaher Corp.                                       114,368
      2,350         Eastman Kodak Co.                                    71,135
      2,050         Eaton Corp.                                         142,701
    140,550         General Electric Co.                              5,411,175
     12,200         Honeywell Intl., Inc.                               404,308
      4,700         Illinois Tool Works                                 288,345
      1,500         ITT Industries, Inc.                                 73,560
      5,700         Minnesota Mining & Manufacturing Co.                653,106
      1,000         Textron, Inc.                                        39,650
     41,650   @@    Tyco Intl. Ltd.                                   2,449,020
                                                                  -------------
                                                                      9,726,216
                                                                  -------------
                    Office/Business Equipment: 0.16%
      3,600         Pitney Bowes, Inc.                                  149,328
      9,650         Xerox Corp.                                          81,060
                                                                  -------------
                                                                        230,388
                                                                  -------------
                    Oil & Gas: 5.95%
      1,300         Amerada Hess Corp.                                   75,530
      5,950         Anadarko Petroleum Corp.                            308,805
      1,900         Apache Corp.                                         87,381
      3,250         Burlington Resources, Inc.                          114,205
     22,941         ChevronTexaco Corp.                               1,950,214
      8,750         Conoco, Inc.                                        239,488
        900         Devon Energy Corp.                                   30,951
      1,750         EOG Resources, Inc.                                  61,215
     97,800         Exxon Mobil Corp.                                 3,657,720
        800         Kerr-McGee Corp.                                     42,032
      2,400    @    Noble Drilling Corp.                                 70,800
      5,150         Occidental Petroleum Corp.                          128,750
      9,840         Phillips Petroleum Co.                              547,399
      2,000    @    Rowan Cos., Inc.                                     32,680
     17,950   @@    Royal Dutch Petroleum Co. ADR                       867,703
      1,700         Sunoco, Inc.                                         62,152
      4,700         Transocean Sedco Forex, Inc.                        133,010
      3,550         Unocal Corp.                                        116,760
      8,050         USX-Marathon Group, Inc.                            220,570
                                                                  -------------
                                                                      8,747,365
                                                                  -------------
                    Oil & Gas Services: 0.11%
      5,000         Baker Hughes, Inc.                                  164,850
                                                                  -------------
                                                                        164,850
                                                                  -------------
                    Packaging & Containers: 0.12%
        400         Ball Corp.                                           27,408
        400         Bemis Co.                                            20,108
      3,350    @    Pactiv Corp.                                         58,625
      1,400    @    Sealed Air Corp.                                     64,260
                                                                  -------------
                                                                        170,401
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Pharmaceuticals: 8.55%
     22,350         Abbott Laboratories                           $   1,229,250
      1,850         Allergan, Inc.                                      139,657
      1,000         AmerisourceBergen Corp.                              59,490
     27,400         Bristol-Myers Squibb Co.                          1,473,024
      6,600         Cardinal Health, Inc.                               450,912
     16,350         Eli Lilly & Co.                                   1,351,655
      2,900    @    Forest Laboratories, Inc.                           205,320
      3,500    @    King Pharmaceuticals, Inc.                          139,440
      3,400    @    Medimmune, Inc.                                     149,736
     33,050         Merck & Co., Inc.                                 2,239,138
     89,800         Pfizer, Inc.                                      3,889,238
     18,200         Pharmacia Corp.                                     808,080
     12,300         Schering-Plough Corp.                               439,479
                                                                  -------------
                                                                     12,574,419
                                                                  -------------
                    Pipelines: 0.42%
      7,300         EL Paso Corp.                                       324,850
      1,700         Kinder Morgan, Inc.                                  83,181
      7,600         Williams Cos, Inc.                                  203,072
                                                                  -------------
                                                                        611,103
                                                                  -------------
                    REITS: 0.13%
      6,300         Equity Office
                    Properties Trust                                    187,740
                                                                  -------------
                                                                        187,740
                                                                  -------------
                    Retail: 6.50%
      2,800    @    Autozone, Inc.                                      188,440
      4,400    @    Bed Bath & Beyond, Inc.                             142,868
      3,950    @    Best Buy Co., Inc.                                  281,990
      4,050    @    Costco Wholesale Corp.                              165,564
      2,500         Darden Restaurants, Inc.                             76,850
        100         Family Dollar Stores                                  2,980
      3,050    @    Federated Department Stores                         112,850
     13,100         The Gap, Inc.                                       173,313
     33,250         Home Depot, Inc.                                  1,551,445
      7,350         JC Penney Co., Inc.                                 186,249
      4,700    @    Kohls Corp.                                         318,895
      5,600         Limited, Inc.                                        77,952
     20,950         Lowe's Cos.                                         949,245
      4,250         May Department Stores Co.                           152,320
     18,500         McDonald's Corp.                                    496,540
      7,550    @    Office Depot, Inc.                                  121,932
      2,800         RadioShack Corp.                                     81,088
      5,150         Sears, Roebuck And Co.                              234,376
      5,100    @    Staples, Inc.                                        89,760
      5,250    @    Starbucks Corp.                                      93,030
      7,300         Target Corp.                                        274,042
      4,000         TJX Cos., Inc.                                      150,760
      1,600    @    Tricon Global Restaurants, Inc.                      75,920
     63,900         Wal-Mart Stores, Inc.                             3,524,085
      1,000         Wendy's Intl., Inc.                                  28,430
                                                                  -------------
                                                                      9,550,924
                                                                  -------------
                    Savings & Loans: 0.41%
      3,345         Charter One Financial, Inc.                          92,155
      2,400         Golden West Financial Corp.                         124,080
     12,550         Washington Mutual, Inc.                             392,564
                                                                  -------------
                                                                        608,799
                                                                  -------------
                    Semiconductors: 2.46%
      3,650    @    Altera Corp.                                         83,074
      5,600    @    Analog Devices, Inc.                                238,000
      4,950    @    Broadcom Corp.                                      217,751
     50,850         Intel Corp.                                       1,660,761
      1,400    @    KLA-Tencor Corp.                                     70,322
      6,950         Linear Technology Corp.                             285,158
      3,350    @    LSI Logic Corp.                                      54,438
      8,750    @    Maxim Integrated Products                           479,588
      1,650    @    National Semiconductor Corp.                         49,715
      1,500    @    Novellus Systems, Inc.                               57,105
      4,000    @    PMC - Sierra, Inc.                                   91,160
      1,350    @    QLogic Corp.                                         66,757
      2,750    @    Teradyne, Inc.                                       76,615
      5,100    @    Xilinx, Inc.                                        184,161
                                                                  -------------
                                                                      3,614,605
                                                                  -------------
                    Software: 5.62%
      1,000         Autodesk, Inc.                                       37,200
      9,000         Automatic Data Processing                           499,140
      5,050    @    BMC Software, Inc.                                   84,588
      2,600    @    Citrix Systems, Inc.                                 58,162
     15,900         Computer Associates Intl., Inc.                     528,993
      7,950    @    Compuware Corp.                                      88,404
      5,450         First Data Corp.                                    399,158
      3,750    @    Fiserv, Inc.                                        146,475
      4,600         IMS Health, Inc.                                     94,208
      3,050    @    Intuit, Inc.                                        133,895
      1,900    @    Mercury Interactive Corp.                            58,501
     76,050    @    Microsoft Corp.                                   4,883,170
     79,150    @    Oracle Corp.                                      1,110,474
      4,150    @    Peoplesoft, Inc.                                    144,877
                                                                  -------------
                                                                      8,267,245
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Telecommunications: 7.35%
      6,750         Alltel Corp.                                  $     439,290
      1,350    @    Andrew Corp.                                         28,364
     48,500         AT&T Corp.                                          848,265
     54,486    @    AT&T Wireless Services, Inc.                        761,169
     15,650         BellSouth Corp.                                     602,525
      2,000         CenturyTel, Inc.                                     67,600
    199,300    @    Cisco Systems, Inc.                               4,073,692
      4,500    @    Citizens Communications Co.                          44,055
      2,850    @    Comverse Technology, Inc.                            60,961
      7,000         Corning, Inc.                                        66,010
     20,300    @    JDS Uniphase Corp.                                  204,624
     49,350         Lucent Technologies, Inc.                           361,242
     31,200         Motorola, Inc.                                      519,168
     26,500   @@    Nortel Networks Corp.                               206,700
     28,150         SBC Communications, Inc.                          1,052,247
      2,600         Scientific-Atlanta, Inc.                             69,914
     12,900         Sprint Corp.(FON Group)                             281,091
      3,700    @    Tellabs, Inc.                                        56,536
     22,750         Verizon Communications, Inc.                      1,069,250
                                                                  -------------
                                                                     10,812,703
                                                                  -------------
                    Textiles: 0.05%
      1,750         Cintas Corp.                                         74,795
                                                                  -------------
                                                                         74,795
                                                                  -------------
                    Tobacco: 1.01%
     31,500         Philip Morris Cos., Inc.                          1,485,855
                                                                  -------------
                                                                      1,485,855
                                                                  -------------
                    Toys/Games/Hobbies: 0.10%
      2,000         Hasbro, Inc.                                         32,900
      6,000         Mattel, Inc.                                        110,460
                                                                  -------------
                                                                        143,360
                                                                  -------------
                    Transportation: 0.56%
      6,100         Burlington Northern Santa Fe Corp.                  178,791
      3,150         CSX Corp.                                           117,810
      4,400    @    FedEx Corp.                                         201,784
      6,000         Norfolk Southern Corp.                              116,340
      3,900         Union Pacific Corp.                                 214,695
                                                                  -------------
                                                                        829,420
                                                                  -------------
                    Total Common Stock (Cost $150,062,191)          145,572,028
                                                                  -------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.17%
                    Repurchase Agreement: 0.17%
$   247,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized
                      by $225,000 U.S. Treasury Notes, 6.500%,
                      Due 02/15/10, Market Value $256,041)        $     247,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $247,000)                                   247,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $150,309,191)*              99.19%    $ 145,819,028
                    Other Assets and Liabilities-Net     0.81%        1,194,418
                                                      -------     -------------
                    Net Assets                         100.00%    $ 147,013,446
                                                      =======     =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
                    Gross Unrealized Appreciation                 $   7,018,684
                    Gross Unrealized Depreciation                   (11,508,847)
                                                                  -------------
                    Net Unrealized Depreciation                   $  (4,490,163)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.92%
                    Apparel: 3.76%
    173,900    @    Coach, Inc.                                   $   5,738,700
    142,800    @    Jones Apparel Group, Inc.                         4,458,216
     71,400         Liz Claiborne, Inc.                               3,568,572
                                                                  -------------
                                                                     13,765,488
                                                                  -------------
                    Biotechnology: 7.15%
    100,800    @    Affymetrix, Inc.                                  3,650,976
     79,400    @    Human Genome Sciences, Inc.                       3,375,294
     94,400    @    IDEC Pharmaceuticals Corp.                        6,636,320
    208,100    @    Immunex Corp.                                     5,618,700
    169,100    @    Immunomedics, Inc.                                4,024,580
     61,500    @    InterMune, Inc.                                   2,872,050
                                                                  -------------
                                                                     26,177,920
                                                                  -------------
                    Chemicals: 0.97%
     51,400    @    Cabot Microelectronics Corp.                      3,565,104
                                                                  -------------
                                                                      3,565,104
                                                                  -------------
                    Commercial Services: 2.16%
    122,600    @    AMN Healthcare Services, Inc.                     3,187,600
    137,900    @    Weight Watchers Intl., Inc.                       4,710,664
                                                                  -------------
                                                                      7,898,264
                                                                  -------------
                    Computers: 8.26%
     41,100    @    Affiliated Computer Services, Inc.                3,837,918
    177,800    @    Brocade Communications System                     5,831,840
     62,000    @    Computer Sciences Corp.                           2,954,300
    256,800    @    Concurrent Computer Corp.                         3,777,528
    110,700    @    Manhattan Associates, Inc.                        3,351,996
    153,900    @    Numerical Technologies, Inc.                      4,096,818
    164,900    @    Veritas Software Corp.                            6,412,961
                                                                  -------------
                                                                     30,263,361
                                                                  -------------
                    Diversified Financial Services: 0.77%
     31,900         Goldman Sachs Group, Inc.                         2,835,910
                                                                  -------------
                                                                      2,835,910
                                                                  -------------
                    Electronics: 2.71%
     81,800  @,@@   Flextronics Intl. Ltd.                            2,045,000
    103,300    @    Photon Dynamics, Inc.                             4,042,129
    180,000    @    Sanmina Corp.                                     3,852,000
                                                                  -------------
                                                                      9,939,129
                                                                  -------------
                    Entertainment: 1.54%
     91,100    @    International Game Technology                     5,647,289
                                                                  -------------
                                                                      5,647,289
                                                                  -------------
                    Healthcare-Products: 4.56%
    282,600    @    Boston Scientific Corp.                           7,517,160
    106,500    @    Guidant Corp.                                     5,198,265
     53,500    @    St. Jude Medical, Inc.                            3,985,750
                                                                  -------------
                                                                     16,701,175
                                                                  -------------
                    Healthcare-Services: 0.43%
     86,200    @    AMERIGROUP Corp.                                  1,560,220
                                                                  -------------
                                                                      1,560,220
                                                                  -------------
                    Home Furnishings: 1.10%
    116,500    @    Polycom, Inc.                                     4,022,745
                                                                  -------------
                                                                      4,022,745
                                                                  -------------
                    Insurance: 0.96%
    148,500    @    Willis Group Holdings Ltd.                        3,516,480
                                                                  -------------
                                                                      3,516,480
                                                                  -------------
                    Internet: 5.72%
    125,000  @,@@   Check Point Software Technologies                 4,793,750
    243,000    @    Earthlink, Inc.                                   3,596,400
    157,700    @    Macromedia, Inc.                                  3,500,940
    208,000    @    Network Associates, Inc.                          4,773,600
    274,200    @    Riverstone Networks, Inc.                         4,299,456
                                                                  -------------
                                                                     20,964,146
                                                                  -------------
                    Media: 1.33%
    104,500    @    Clear Channel Communications                      4,883,285
                                                                  -------------
                                                                      4,883,285
                                                                  -------------
                    Oil & Gas: 3.50%
    126,000    @    Nabors Industries, Inc.                           3,969,000
     62,300    @    Spinnaker Exploration Co.                         2,583,581
    386,100         XTO Energy, Inc.                                  6,274,125
                                                                  -------------
                                                                     12,826,706
                                                                  -------------
                    Oil & Gas Services: 1.07%
    119,100         Baker Hughes, Inc.                                3,926,727
                                                                  -------------
                                                                      3,926,727
                                                                  -------------
                    Pharmaceuticals: 13.84%
    182,800    @    Abgenix, Inc.                                     6,580,800
    107,400  @,@@   Biovail Corp.                                     5,875,854
    156,700    @    Celgene Corp.                                     5,467,263
     26,600    @    Cephalon, Inc.                                    1,934,884
     66,600    @    CV Therapeutics, Inc.                             3,672,990
     83,300    @    Gilead Sciences, Inc.                             6,015,093
     80,004    @    Imclone Systems                                   5,760,288
    281,300    @    ISIS Pharmaceuticals, Inc.                        6,399,575
     75,200    @    Neurocrine Biosciences, Inc.                      3,578,768
    108,600    @    Sepracor, Inc.                                    5,419,140
                                                                  -------------
                                                                     50,704,655
                                                                  -------------
                    Retail: 10.06%
     68,600    @    American Eagle Outfitters                         1,676,584
     75,400    @    Copart, Inc.                                      2,584,712
    116,400    @    Costco Wholesale Corp.                            4,758,432
     89,800         Lowe's Cos.                                       4,068,838
    285,900    @    Office Depot, Inc.                                4,617,285
    154,300    @    Pacific Sunwear of California                     2,777,400
    259,400    @    Staples, Inc.                                     4,565,440
     92,900         Tiffany & Co.                                     2,675,520
     73,700         TJX Cos., Inc.                                    2,777,753
     35,500    @    Tricon Global Restaurants, Inc.                   1,684,475
    120,200    @    Williams-Sonoma, Inc.                             4,670,972
                                                                  -------------
                                                                     36,857,411
                                                                  -------------
                    Semiconductors: 20.72%
    123,800    @    Alpha Industries                                  2,971,200
    140,700    @    Anadigics, Inc.                                   2,365,167
     46,900    @    Analog Devices, Inc.                              1,993,250
     57,000    @    Broadcom Corp.                                    2,507,430
    220,500    @    ESS Technology                                    4,145,400
    126,300    @    Fairchild Semiconductor Intl., Inc.               3,094,350
     98,200  @,@@   Genesis Microchip, Inc.                           5,590,526
    137,100    @    Intersil Corp.                                    4,580,511
     90,300    @    KLA-Tencor Corp.                                  4,535,769
    142,900    @    Lam Research Corp.                                3,132,368
    190,000  @,@@   Marvell Technology Group Ltd.                     5,992,600
     61,100    @    Microchip Technology, Inc.                        2,206,321
     97,000    @    Micron Technology, Inc.                           2,634,520
     27,300    @    Novellus Systems, Inc.                            1,039,311
     72,400    @    Nvidia Corp.                                      3,955,936
    198,500  @,@@   O2Micro Intl. Ltd.                                3,938,240
    108,100    @    Power Integrations, Inc.                          2,453,870
     61,300    @    QLogic Corp.                                      3,031,285
     93,600    @    Semtech Corp.                                     3,605,472
     94,500         Texas Instruments, Inc.                           3,028,725
    472,600  @,@@   United Microelectronics ADR                       3,681,554
     70,400    @    Xilinx, Inc.                                      2,542,144
     83,200    @    Zoran Corp.                                       2,891,200
                                                                  -------------
                                                                     75,917,149
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Software: 3.11%
     46,800    @    Cerner Corp.                                  $   2,476,188
    106,100    @    PDF Solutions, Inc.                               1,686,990
     59,500    @    Peoplesoft, Inc.                                  2,077,145
     90,400    @    Seachange Intl., Inc.                             2,681,264
    110,400    @    Siebel Systems, Inc.                              2,467,440
                                                                  -------------
                                                                     11,389,027
                                                                  -------------

                    Telecommunications: 6.20%
    316,800    @    Aeroflex, Inc.                                    5,135,328
    147,300    @    Emulex Corp.                                      4,803,453
     82,400    @    Finisar Corp.                                       891,568
    377,400    @    JDS Uniphase Corp.                                3,804,192
    213,400    @    RF Micro Devices, Inc.                            5,174,950
    241,600    @    Terayon Corp.                                     2,913,696
                                                                  -------------
                                                                     22,723,187
                                                                  -------------
                    Total Common Stock (Cost $331,561,373)          366,085,378
                                                                  -------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.26%
                    Repurchase Agreement: 0.26%
$   957,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Bonds, 8.125%, Due 08/15/19,
                      Market Value $981,793)                      $     957,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $957,000)                                   957,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $332,518,373)*             100.18%    $ 367,042,378
                    Other Assets and Liabilities-Net    -0.18%         (654,219)
                                                      -------     -------------
                    Net Assets                         100.00%    $ 366,388,159
                                                      =======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  41,217,571
                    Gross Unrealized Depreciation                    (6,693,566)
                                                                  -------------
                    Net Unrealized Appreciation                   $  34,524,005
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.39%
                    Aerospace/Defense: 4.70%
     54,500         General Dynamics Corp.                        $   4,531,675
    131,600         Lockheed Martin Corp.                             6,112,820
    238,900         Raytheon Co.                                      7,828,753
                                                                  -------------
                                                                     18,473,248
                                                                  -------------
                    Airlines: 1.10%
    230,800         Southwest Airlines                                4,327,500
                                                                  -------------
                                                                      4,327,500
                                                                  -------------
                    Biotechnology: 4.41%
    117,500    @    IDEC Pharmaceuticals Corp.                        8,260,250
    335,900    @    Immunex Corp.                                     9,069,300
                                                                  -------------
                                                                     17,329,550
                                                                  -------------
                    Computers: 9.28%
    254,000    @    Brocade Communications System                     8,331,200
    101,400    @    Dell Computer Corp.                               2,832,102
    242,100    @    EMC Corp.-Mass.                                   4,064,859
     67,700         International Business Machines Corp.             7,825,443
    279,700    @    Sun Microsystems, Inc.                            3,982,928
    242,500    @    Veritas Software Corp.                            9,430,825
                                                                  -------------
                                                                     36,467,357
                                                                  -------------
                    Diversified Financial Services: 4.63%
     79,400         Citigroup, Inc.                                   3,803,260
     67,400         Goldman Sachs Group, Inc.                         5,991,860
     89,700         Lehman Brothers Holdings, Inc.                    5,933,655
     44,300         Morgan Stanley Dean Witter & Co.                  2,458,650
                                                                  -------------
                                                                     18,187,425
                                                                  -------------
                    Electronic Components -- Semiconductors: 15.97%
    423,400    @    Altera Corp.                                      9,636,584
    124,700    @    Broadcom Corp.                                    5,485,553
    452,400         Intel Corp.                                      14,775,384
    325,900    @    Micron Technology, Inc.                           8,851,444
    224,000    @    National Semiconductor Corp.                      6,749,120
    256,100         Texas Instruments, Inc.                           8,208,005
    250,400    @    Xilinx, Inc.                                      9,041,944
                                                                  -------------
                                                                     62,748,034
                                                                  -------------
                    Electronics: 3.11%
    245,200  @,@@   Flextronics Intl. Ltd.                            6,130,000
    285,300    @    Sanmina Corp.                                     6,105,420
                                                                  -------------
                                                                     12,235,420
                                                                  -------------
                    Healthcare-Products: 4.62%
    233,300    @    Guidant Corp.                                    11,387,373
     90,700    @    St. Jude Medical, Inc.                            6,757,150
                                                                  -------------
                                                                     18,144,523
                                                                  -------------
                    Internet: 2.74%
    281,100  @,@@   Check Point Software Technologies                10,780,185
                                                                  -------------
                                                                     10,780,185
                                                                  -------------
                    Leisure Time: 1.13%
    170,100         Carnival Corp.                                    4,441,311
                                                                  -------------
                                                                      4,441,311
                                                                  -------------
                    Media: 3.63%
    170,800    @    Clear Channel Communications                      7,981,484
    176,900    @    Univision Communications, Inc.                    6,299,409
                                                                  -------------
                                                                     14,280,893
                                                                  -------------
                    Oil & Gas: 1.29%
     97,800         Anadarko Petroleum Corp.                          5,075,820
                                                                  -------------
                                                                      5,075,820
                                                                  -------------
                    Oil & Gas Services: 2.68%
    319,000         Baker Hughes, Inc.                               10,517,430
                                                                  -------------
                                                                     10,517,430
                                                                  -------------
                    Pharmaceuticals: 3.55%
     87,600    @    Gilead Sciences, Inc.                             6,325,596
    191,800    @    King Pharmaceuticals, Inc.                        7,641,312
                                                                  -------------
                                                                     13,966,908
                                                                  -------------
                    Retail: 7.62%
    178,400    @    Bed Bath & Beyond, Inc.                           5,792,648
    150,100    @    Costco Wholesale Corp.                            6,136,088
    289,500         JC Penney Co., Inc.                               7,335,930
    236,000         Lowe's Cos.                                      10,693,160
                                                                  -------------
                                                                     29,957,826
                                                                  -------------
                    Semiconductor Components --
                    Integrated Circuits: 7.46%
    114,600    @    Analog Devices, Inc.                              4,870,500
    177,300    @    Cypress Semiconductors Corp.                      4,081,446
    150,500    @    Maxim Integrated Products                         8,248,905
    304,900  @,@@   Taiwan Semiconductor Manufacturing
                      Co. Ltd. ADR                                    4,857,057
    930,700  @,@@   United Microelectronics ADR                       7,250,153
                                                                  -------------
                                                                     29,308,061
                                                                  -------------
                    Semiconductor Equipment: 2.19%
    169,300    @    Applied Materials, Inc.                           6,727,982
     37,600    @    KLA -- Tencor Corp.                               1,888,648
                                                                  -------------
                                                                      8,616,630
                                                                  -------------

                    Software: 6.76%
     91,900    @    Microsoft Corp.                                   5,900,899
    193,400    @    Oracle Corp.                                      2,713,402
    327,300    @    Peoplesoft, Inc.                                 11,426,043
    292,600    @    Siebel Systems, Inc.                              6,539,610
                                                                  -------------
                                                                     26,579,954
                                                                  -------------
                    Telecommunications: 11.38%
    195,600    @    CIENA Corp.                                       3,471,900
    579,300    @    Cisco Systems, Inc.                              11,840,892
    645,000    @    JDS Uniphase Corp.                                6,501,600
    278,100    @    Juniper Networks, Inc.                            6,835,698
    309,500   @@    Nokia OYJ ADR                                     7,121,595
     78,200    @    Qualcomm, Inc.                                    4,591,904
    174,800    @    Sprint Corp.                                      4,361,260
                                                                  -------------
                                                                     44,724,849
                                                                  -------------
                    Toys/Games/Hobbies: 1.14%
    242,100         Mattel, Inc.                                      4,457,061
                                                                  -------------
                                                                      4,457,061
                                                                  -------------
                    Total Common Stock (Cost $356,077,037)          390,619,985
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.59%
                    Repurchase Agreement: 0.59%
$ 2,315,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Bonds, 6.250%, Due 05/15/30,
                      Market Value $2,363,344)                    $   2,315,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $2,315,000)                               2,315,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $358,392,037)*              99.98%    $ 392,934,985
                    Other Assets and Liabilities-Net     0.02%           86,203
                                                      -------     -------------
                    Net Assets                         100.00%    $ 393,021,188
                                                      =======     =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  40,585,542
                    Gross Unrealized Depreciation                    (6,042,594)
                                                                  -------------
                    Net Unrealized Appreciation                   $  34,542,948
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.79%
                    Aerospace/Defense: 0.88%
     10,000    @    L-3 Communications Holdings, Inc.             $     833,800
                                                                  -------------
                                                                        833,800
                                                                  -------------
                    Apparel: 1.42%
     14,600    @    Jones Apparel Group, Inc.                           455,812
     17,800         Liz Claiborne, Inc.                                 889,644
                                                                  -------------
                                                                      1,345,456
                                                                  -------------
                    Biotechnology: 3.09%
     25,700    @    Affymetrix, Inc.                                    930,854
     17,500    @    IDEC Pharmaceuticals Corp.                        1,230,250
     22,700    @    Millennium Pharmaceuticals                          773,843
                                                                  -------------
                                                                      2,934,947
                                                                  -------------
                    Commercial Services: 2.15%
     43,300    @    KPMG Consulting, Inc.                               716,182
     38,800    @    Weight Watchers Intl., Inc.                       1,325,408
                                                                  -------------
                                                                      2,041,590
                                                                  -------------
                    Computers: 6.30%
      9,700    @    Affiliated Computer Services, Inc.                  905,786
     46,700    @    Brocade Communications System                     1,531,760
     39,600    @    Computer Sciences Corp.                           1,886,940
     42,500    @    Veritas Software Corp.                            1,652,825
                                                                  -------------
                                                                      5,977,311
                                                                  -------------
                    Diversified Financial Services: 0.51%
      5,700         USA Education, Inc.                                 484,899
                                                                  -------------
                                                                        484,899
                                                                  -------------
                    Electronics: 6.92%
     14,900    @    Amphenol Corp.                                      706,260
     79,200  @,@@   Flextronics Intl. Ltd.                            1,980,000
     18,000         Millipore Corp.                                   1,074,600
     88,700    @    Sanmina Corp.                                     1,898,180
     24,800    @    Waters Corp.                                        906,440
                                                                  -------------
                                                                      6,565,480
                                                                  -------------
                    Entertainment: 1.03%
     15,800    @    International Game Technology                       979,442
                                                                  -------------
                                                                        979,442
                                                                  -------------
                    Forest Products & Paper: 0.72%
     22,200         Mead Corp.                                          686,424
                                                                  -------------
                                                                        686,424
                                                                  -------------
                    Healthcare-Products: 1.47%
     52,400    @    Boston Scientific Corp.                           1,393,840
                                                                  -------------
                                                                      1,393,840
                                                                  -------------
                    Healthcare-Services: 0.67%
     12,400    @    Anthem, Inc.                                        630,540
                                                                  -------------
                                                                        630,540
                                                                  -------------
                    Home Furnishings: 0.88%
     24,200    @    Polycom, Inc.                                       835,626
                                                                  -------------
                                                                        835,626
                                                                  -------------
                    Insurance: 7.61%
     25,000   @@    ACE Ltd.                                            952,500
     20,400   @@    Everest Re Group Ltd.                             1,457,580
     49,800         Gallagher, Arthur J. & Co.                        1,817,700
     41,100    @    Principal Financial Group                           943,245
     22,200         Safeco Corp.                                        713,952
     56,200  @,@@   Willis Group Holdings Ltd.                        1,330,816
                                                                  -------------
                                                                      7,215,793
                                                                  -------------
                    Internet: 5.81%
     53,300  @,@@   Check Point Software Technologies                 2,044,055
     61,500    @    Earthlink, Inc.                                     910,200
     64,800    @    Network Associates, Inc.                          1,487,160
     68,400    @    Riverstone Networks, Inc.                         1,072,512
                                                                  -------------
                                                                      5,513,927
                                                                  -------------
                    Iron/Steel: 1.01%
     19,400         Nucor Corp.                                         959,912
                                                                  -------------
                                                                        959,912
                                                                  -------------
                    Oil & Gas: 5.76%
     41,600         Ensco Intl., Inc.                                   836,992
     37,900         GlobalSantaFe Corp.                                 917,180
     64,500    @    Nabors Industries, Inc.                           2,031,750
    103,000         XTO Energy, Inc.                                  1,673,750
                                                                  -------------
                                                                      5,459,672
                                                                  -------------
                    Pharmaceuticals: 11.65%
     38,400    @    Abgenix, Inc.                                     1,382,400
     19,900  @,@@   Biovail Corp.                                     1,088,729
     37,700    @    Celgene Corp.                                     1,315,353
      6,800    @    Cephalon, Inc.                                      494,632
     28,800    @    Gilead Sciences, Inc.                             2,079,648
     20,535    @    Imclone Systems                                   1,478,520
     15,249    @    King Pharmaceuticals, Inc.                          607,520
     25,400    @    Medimmune, Inc.                                   1,118,616
     29,700    @    Sepracor, Inc.                                    1,482,030
                                                                  -------------
                                                                     11,047,448
                                                                  -------------
                    Retail: 10.25%
      7,000    @    Autozone, Inc.                                      471,100
     22,000    @    Best Buy Co., Inc.                                1,570,580
     21,400         Darden Restaurants, Inc.                            657,836
     73,300    @    Office Depot, Inc.                                1,183,795
     28,600         Ross Stores, Inc.                                   806,806
     61,700    @    Staples, Inc.                                     1,085,920
     25,100         Tiffany & Co.                                       722,880
     23,700         TJX Cos., Inc.                                      893,253
      8,700    @    Tricon Global Restaurants, Inc.                     412,815
     49,300    @    Williams-Sonoma, Inc.                             1,915,798
                                                                  -------------
                                                                      9,720,783
                                                                  -------------
                    Semiconductors: 18.33%
    116,800    @    Agere Systems, Inc.                                 602,688
    111,800  @,@@   ARM Holdings PLC ADR                              1,818,986
    136,300  @,@@   ATI Technologies, Inc.                            1,669,675
     81,700    @    Fairchild Semiconductor Intl., Inc.               2,001,650
     53,600    @    Intersil Corp.                                    1,790,776
      3,600    @    KLA-Tencor Corp.                                    180,828
     37,800    @    Lam Research Corp.                                  828,576
     29,700    @    LSI Logic Corp.                                     482,625
     83,000  @,@@   Marvell Technology Group Ltd.                     2,617,820
     49,700    @    Microchip Technology, Inc.                        1,794,667
      6,700    @    Novellus Systems, Inc.                              255,069
     31,400    @    Nvidia Corp.                                      1,715,696
     42,300    @    Semtech Corp.                                     1,629,396
                                                                  -------------
                                                                     17,388,452
                                                                  -------------
                    Software: 4.71%
     11,600    @    Cerner Corp.                                        613,756
      8,700    @    Electronic Arts, Inc.                               526,002
     56,000    @    Mercury Interactive Corp.                         1,724,240
     18,900    @    Peoplesoft, Inc.                                    659,799
     49,800    @    Rational Software Corp.                             946,200
                                                                  -------------
                                                                      4,469,997
                                                                  -------------
                    Telecommunications: 6.62%
     48,700    @    Avaya, Inc.                                         553,719
     49,700    @    Comverse Technology, Inc.                         1,063,083
     48,900    @    Emulex Corp.                                      1,594,629
     73,900    @    Finisar Corp.                                       799,598
     53,300    @    RF Micro Devices, Inc.                            1,292,525
     40,800    @    Utstarcom, Inc.                                     976,752
                                                                  -------------
                                                                      6,280,306
                                                                  -------------
                    Total Common Stock (Cost $83,204,704)            92,765,645
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.96%
                    Repurchase Agreement: 0.96%
$   910,000         State Street Bank & Trust Repurchase Agreement,
                      2.040%, due 12/03/01, (Collateralized by
                      $845,000 U.S. Treasury Notes, 6.000%, Due
                      08/15/09, Market Value $930,556)            $     910,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $910,000)                                   910,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $84,114,704)*               98.75%    $  93,675,645
                    Other Assets and Liabilities-Net     1.25%        1,183,302
                                                      -------     -------------
                    Net Assets                         100.00%    $  94,858,947
                                                      =======     =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  10,869,002
                    Gross Unrealized Depreciation                    (1,308,061)
                                                                  -------------
                    Net Unrealized Appreciation                   $   9,560,941
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.63%
                     Aerospace/Defense: 0.87%
    26,200     @     L-3 Communications Holdings, Inc.              $ 2,184,556
                                                                    -----------
                                                                      2,184,556
                                                                    -----------
                     Apparel: 1.42%
    38,700     @     Jones Apparel Group, Inc.                        1,208,214
    47,300           Liz Claiborne, Inc.                              2,364,054
                                                                    -----------
                                                                      3,572,268
                                                                    -----------
                     Biotechnology: 3.17%
    68,500     @     Affymetrix, Inc.                                 2,481,070
    48,600     @     IDEC Pharmaceuticals Corp.                       3,416,580
    60,400     @     Millennium Pharmaceuticals                       2,059,036
                                                                    -----------
                                                                      7,956,686
                                                                    -----------
                     Commercial Services: 2.16%
   115,500     @     KPMG Consulting, Inc.                            1,910,370
   102,800     @     Weight Watchers Intl., Inc.                      3,511,648
                                                                    -----------
                                                                      5,422,018
                                                                    -----------
                     Computers: 6.38%
    26,600     @     Affiliated Computer Services, Inc.               2,483,908
   126,300     @     Brocade Communications System                    4,142,640
   105,500     @     Computer Sciences Corp.                          5,027,075
   112,800     @     Veritas Software Corp.                           4,386,792
                                                                    -----------
                                                                     16,040,415
                                                                    -----------
                     Diversified Financial Services: 0.49%
    14,500           USA Education, Inc.                              1,233,515
                                                                    -----------
                                                                      1,233,515
                                                                    -----------
                     Electronics: 7.06%
    39,800     @     Amphenol Corp.                                   1,886,520
   215,500   @,@@    Flextronics Intl. Ltd.                           5,387,500
    49,100           Millipore Corp.                                  2,931,270
   236,500     @     Sanmina Corp.                                    5,061,100
    67,500     @     Waters Corp.                                     2,467,125
                                                                    -----------
                                                                     17,733,515
                                                                    -----------
                     Entertainment: 1.03%
    41,900     @     International Game Technology                    2,597,381
                                                                    -----------
                                                                      2,597,381
                                                                    -----------
                     Forest Products & Paper: 0.74%
    59,800           Mead Corp.                                       1,849,016
                                                                    -----------
                                                                      1,849,016
                                                                    -----------
                     Healthcare-Products: 1.48%
   139,700     @     Boston Scientific Corp.                          3,716,020
                                                                    -----------
                                                                      3,716,020
                                                                    -----------
                     Healthcare-Services: 0.68%
    33,400     @     Anthem, Inc.                                     1,698,390
                                                                    -----------
                                                                      1,698,390
                                                                    -----------
                     Home Furnishings: 0.89%
    64,500     @     Polycom, Inc.                                    2,227,185
                                                                    -----------
                                                                      2,227,185
                                                                    -----------
                     Insurance: 7.64%
    67,200    @@     ACE Ltd.                                         2,560,320
    54,400    @@     Everest Re Group Ltd.                            3,886,880
   132,400           Gallagher, Arthur J. & Co.                       4,832,600
   111,000     @     Principal Financial Group                        2,547,450
    56,800           Safeco Corp.                                     1,826,688
   149,700   @,@@    Willis Group Holdings Ltd.                       3,544,896
                                                                    -----------
                                                                     19,198,834
                                                                    -----------
                     Internet: 5.87%
   142,000   @,@@    Check Point Software Technologies                5,445,700
   163,500     @     Earthlink, Inc.                                  2,419,800
   174,700     @     Network Associates, Inc.                         4,009,365
   183,100     @     Riverstone Networks, Inc.                        2,871,008
                                                                    -----------
                                                                     14,745,873
                                                                    -----------
                     Iron/Steel: 1.01%
    51,500           Nucor Corp.                                      2,548,220
                                                                    -----------
                                                                      2,548,220
                                                                    -----------
                     Oil & Gas: 5.86%
   111,800           Ensco Intl., Inc.                                2,249,416
   103,200           GlobalSantaFe Corp.                              2,497,440
   175,300     @     Nabors Industries, Inc.                          5,521,950
   273,700           XTO Energy, Inc.                                 4,447,625
                                                                    -----------
                                                                     14,716,431
                                                                    -----------
                     Pharmaceuticals: 11.74%
   102,000     @     Abgenix, Inc.                                    3,672,000
    52,800   @,@@    Biovail Corp.                                    2,888,688
   100,600     @     Celgene Corp.                                    3,509,934
    18,100     @     Cephalon, Inc.                                   1,316,594
    77,500     @     Gilead Sciences, Inc.                            5,596,275
    54,549     @     Imclone Systems                                  3,927,528
    41,433     @     King Pharmaceuticals, Inc.                       1,650,691
    67,800     @     Medimmune, Inc.                                  2,985,912
    79,100     @     Sepracor, Inc.                                   3,947,090
                                                                    -----------
                                                                     29,494,712
                                                                    -----------
                     Retail: 10.36%
    18,600     @     Autozone, Inc.                                   1,251,780
    58,600     @     Best Buy Co., Inc.                               4,183,454
    57,000           Darden Restaurants, Inc.                         1,752,180
   198,500     @     Office Depot, Inc.                               3,205,775
    76,200           Ross Stores, Inc.                                2,149,602
   164,500     @     Staples, Inc.                                    2,895,200
    66,800           Tiffany & Co.                                    1,923,840
    65,000           TJX Cos., Inc.                                   2,449,850
    23,500     @     Tricon Global Restaurants, Inc.                  1,115,075
   131,600     @     Williams-Sonoma, Inc.                            5,113,976
                                                                    -----------
                                                                     26,040,732
                                                                    -----------
                     Semiconductors: 18.36%
   310,700     @     Agere Systems, Inc.                              1,603,212
   298,100   @,@@    ARM Holdings PLC ADR                             4,850,087
   363,400   @,@@    ATI Technologies, Inc.                           4,451,650
   217,700     @     Fairchild Semiconductor Intl., Inc.              5,333,650
   146,800     @     Intersil Corp.                                   4,904,588
     9,500     @     KLA-Tencor Corp.                                   477,185
    97,500     @     Lam Research Corp.                               2,137,200
    79,200     @     LSI Logic Corp.                                  1,287,000
   210,700   @,@@    Marvell Technology Group Ltd.                    6,645,478
   132,600     @     Microchip Technology, Inc.                       4,788,186
    18,200     @     Novellus Systems, Inc.                             692,874
    84,400     @     Nvidia Corp.                                     4,611,616
   112,700     @     Semtech Corp.                                    4,341,204
                                                                    -----------
                                                                     46,123,930
                                                                    -----------
                     Software: 4.76%
    31,100     @     Cerner Corp.                                     1,645,501
    23,100     @     Electronic Arts, Inc.                            1,396,626
   149,200     @     Mercury Interactive Corp.                        4,593,868
    51,200     @     Peoplesoft, Inc.                                 1,787,392
   132,900     @     Rational Software Corp.                          2,525,100
                                                                    -----------
                                                                     11,948,487
                                                                    -----------
                     Telecommunications: 6.66%
   130,400     @     Avaya, Inc.                                      1,482,648
   132,200     @     Comverse Technology, Inc.                        2,827,758
   130,000     @     Emulex Corp.                                     4,239,300
   197,100     @     Finisar Corp.                                    2,132,622
   141,600     @     RF Micro Devices, Inc.                           3,433,800
   108,800     @     Utstarcom, Inc.                                  2,604,672
                                                                    -----------
                                                                     16,720,800
                                                                    -----------
                     Total Common Stock (Cost $218,580,583)         247,768,984
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.39%
                    Repurchase Agreement: 0.39%
$   985,000         State Street Bank & Trust Repurchase
                      Agreement, 2.040%, due 12/03/01,
                      (Collateralized by $895,000 U.S.
                      Treasury Bonds, 6.250%, Due 05/15/30,
                      Market Value $1,007,235)                    $     985,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $985,000)                                   985,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $219,565,583)*              99.02%    $ 248,753,984
                    Other Assets and Liabilities-Net     0.98%        2,457,312
                                                       ------     -------------
                      Net Assets                       100.00%    $ 251,211,296
                                                       ======     =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  31,583,064
                    Gross Unrealized Depreciation                    (2,394,663)
                                                                  -------------
                    Net Unrealized Appreciation                   $  29,188,401
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth + Value
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 93.70%
                    Aerospace/Defense: 2.35%
  144,450     @     Alliant Techsystems, Inc.                     $  11,382,660
                                                                  -------------
                                                                     11,382,660
                                                                  -------------
                    Banks: 2.26%
  446,400           SouthTrust Corp.                                 10,923,408
                                                                  -------------
                                                                     10,923,408
                                                                  -------------
                    Chemicals: 1.50%
  200,000           Cabot Corp.                                       7,262,000
                                                                  -------------
                                                                      7,262,000
                                                                  -------------
                    Commercial Services: 11.90%
  988,700     @     Concord EFS, Inc.                                29,641,226
  274,600           Equifax, Inc.                                     6,834,794
  529,100           H&R Block, Inc.                                  21,079,344
                                                                   ------------
                                                                     57,555,364
                                                                   ------------
                    Computers: 8.50%
  159,500     @     Affiliated Computer Services, Inc.               14,894,110
  107,000     @     CACI Intl., Inc.                                  7,914,790
  243,800     @     Mentor Graphics Corp.                             5,526,946
  116,300     @     Pec Solutions, Inc.                               4,185,637
  401,800     @     Storage Technology Corp.                          8,578,430
                                                                   ------------
                                                                     41,099,913
                                                                   ------------
                    Diversified Financial Services: 1.58%
  235,900           Doral Financial Corp.                             7,650,237
                                                                   ------------
                                                                      7,650,237
                                                                   ------------
                    Electronics: 3.73%
  156,700     @     Flir Systems, Inc.                                6,291,505
  147,700           Johnson Controls, Inc.                           11,745,104
                                                                   ------------
                                                                     18,036,609
                                                                   ------------
                    Entertainment: 1.66%
  178,600     @     Gtech Holdings Corp.                              8,017,354
                                                                   ------------
                                                                      8,017,354
                                                                   ------------
                    Food: 4.01%
  165,700           McCormick & Co, Inc.                              7,125,100
  285,800     @     Whole Foods Market, Inc.                         12,263,678
                                                                   ------------
                                                                     19,388,778
                                                                   ------------
                    Forest Products & Paper: 1.26%
  215,775           Plum Creek Timber Co., Inc. (REIT)                6,121,537
                                                                   ------------
                                                                      6,121,537
                                                                   ------------
                    Healthcare-Products: 9.84%
  461,600     @     Boston Scientific Corp.                          12,278,560
  437,600     @     Cytyc Corp.                                      10,694,944
  281,000     @     Henry Schein, Inc.                               11,296,200
  179,000     @     St. Jude Medical, Inc.                           13,335,500
                                                                   ------------
                                                                     47,605,204
                                                                   ------------
                    Healthcare-Services: 1.81%
  272,800     @     Renal Care Group, Inc.                            8,745,968
                                                                   ------------
                                                                      8,745,968
                                                                   ------------
                    Home Builders: 2.65%
  283,300           Centex Corp.                                     12,802,327
                                                                   ------------
                                                                     12,802,327
                                                                   ------------
                    Home Furnishings: 2.24%
  164,800           Whirlpool Corp.                                  10,837,248
                                                                   ------------
                                                                     10,837,248
                                                                   ------------
                    Insurance: 2.13%
  261,000           Torchmark Corp.                                  10,296,450
                                                                   ------------
                                                                     10,296,450
                                                                   ------------
                    Miscellaneous Manufacturing: 1.96%
  193,300           ITT Industries, Inc.                              9,479,432
                                                                   ------------
                                                                      9,479,432
                                                                   ------------
                    Packaging & Containers: 2.94%
  118,900           Ball Corp.                                        8,147,028
  120,900           Bemis Co.                                         6,077,643
                                                                   ------------
                                                                     14,224,671
                                                                   ------------
                    Pharmaceuticals: 1.34%
  187,700     @     Pharmaceutical Resources, Inc.                    6,475,650
                                                                   ------------
                                                                      6,475,650
                                                                   ------------
                    Retail: 13.48%
  245,500     @     Autozone, Inc.                                   16,522,150
  487,900     @     Copart, Inc.                                     16,725,212
  327,900           Ross Stores, Inc.                                 9,250,059
  396,000           TJX Cos, Inc.                                    14,925,240
  273,900           Wendy's Intl., Inc.                               7,786,977
                                                                   ------------
                                                                     65,209,638
                                                                   ------------
                    Semiconductors: 7.28%
  152,200   @,@@    Genesis Microchip, Inc.                           8,664,746
  486,000     @     Nvidia Corp.                                     26,555,040
                                                                   ------------
                                                                     35,219,786
                                                                   ------------
                    Software: 5.23%
  382,650     @     Activision, Inc.                                  9,508,852
  275,500     @     THQ, Inc.                                        15,783,395
                                                                   ------------
                                                                     25,292,247
                                                                   ------------
                    Textiles: 1.82%
  192,600     @     Mohawk Industries, Inc.                           8,832,636
                                                                   ------------
                                                                      8,832,636
                                                                   ------------
                    Toys/Games/Hobbies: 2.23%
  585,200           Mattel, Inc.                                     10,773,532
                                                                   ------------
                                                                     10,773,532
                                                                   ------------
                    Total Common Stock (Cost $410,866,605)          453,232,649
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth + Value
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.91%
                    Repurchase Agreement: 5.91%
$28,606,000         State Street Bank & Trust Repurchase
                      Agreement, 2.040%, due 12/03/01
                      (Collateralized by $2,525,000 U.S.
                      Treasury Bonds, 11.750%, Due 11/15/14,
                      Market Value $3,680,188 and $23,505,000
                      U.S. Treasury Bonds, 6.125%, Due 11/15/27,
                      Market Value $25,500,128)                   $  28,606,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $28,606,000)                             28,606,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $439,472,605)*              99.61%    $ 481,838,649
                    Other Assets and Liabilities-Net     0.39%        1,893,222
                                                       ------     -------------
                      Net Assets                       100.00%    $ 483,731,871
                                                       ======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  47,585,291
                    Gross Unrealized Depreciation                    (5,219,247)
                                                                  -------------
                    Net Unrealized Appreciation                   $  42,366,044
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.07%
                    Airlines: 0.28%
   41,800           Skywest, Inc.                                    $  974,358
                                                                     ----------
                                                                        974,358
                                                                     ----------
                    Apparel: 2.25%
  165,766     @     Coach, Inc.                                       5,470,278
  214,900     @     Gymboree Corp.                                    2,525,075
                                                                     ----------
                                                                      7,995,353
                                                                     ----------
                    Auto Parts & Equipment: 0.71%
  134,000     @     Aftermarket Technology Corp.                      2,528,580
                                                                     ----------
                                                                      2,528,580
                                                                     ----------
                    Biotechnology: 5.12%
   97,700     @     Affymetrix, Inc.                                  3,538,694
  138,600     @     Digene Corp.                                      4,414,410
  164,500     @     Immunomedics, Inc.                                3,915,100
   65,700     @     Integra LifeSciences Holdings Corp.               1,778,499
   97,000     @     InterMune, Inc.                                   4,529,900
                                                                     ----------
                                                                     18,176,603
                                                                     ----------
                    Chemicals: 0.97%
   49,800     @     Cabot Microelectronics Corp.                      3,454,128
                                                                     ----------
                                                                      3,454,128
                                                                     ----------
                    Commercial Services: 1.13%
  153,700     @     AMN Healthcare Services, Inc.                     3,996,200
                                                                     ----------
                                                                      3,996,200
                                                                     ----------
                    Computers: 4.52%
   25,800     @     CACI Intl., Inc.                                  1,908,426
  275,200     @     Concurrent Computer Corp.                         4,048,192
  125,000     @     Manhattan Associates, Inc.                        3,785,000
   35,600     @     Netscout Systems, Inc.                              315,416
  146,900     @     Numerical Technologies, Inc.                      3,910,478
   57,700     @     Pec Solutions, Inc.                               2,076,623
                                                                     ----------
                                                                     16,044,135
                                                                     ----------
                    Electrical Components & Equipment: 0.65%
   81,600     @     Wilson Greatbatch Technologies, Inc.              2,317,440
                                                                     ----------
                                                                      2,317,440
                                                                     ----------
                    Electronics: 1.32%
  119,700     @     Photon Dynamics, Inc.                             4,683,861
                                                                     ----------
                                                                      4,683,861
                                                                     ----------
                    Entertainment: 2.89%
  179,400     @     Alliance Gaming Corp.                             4,728,984
  168,800     @     Argosy Gaming Co.                                 5,536,640
                                                                     ----------
                                                                     10,265,624
                                                                     ----------
                    Environmental Control: 0.85%
   54,300     @     Stericycle, Inc.                                  3,007,134
                                                                     ----------
                                                                      3,007,134
                                                                     ----------
                    Food: 0.99%
   82,000     @     Whole Foods Market, Inc.                          3,518,620
                                                                     ----------
                                                                      3,518,620
                                                                     ----------
                    Healthcare-Products: 4.10%
  194,100     @     Endocare, Inc.                                    3,196,827
  111,000     @     Kensey Nash Corp.                                 2,283,270
  165,200     @     Steris Corp.                                      3,209,836
  106,800     @     Therasense, Inc.                                  2,477,760
   86,300     @     Zoll Medical Corp.                                3,372,604
                                                                     ----------
                                                                     14,540,297
                                                                     ----------
                    Healthcare-Services: 4.30%
  136,800     @     American Healthways, Inc.                         4,528,080
  167,800     @     AMERIGROUP Corp.                                  3,037,180
  150,600     @     Cross Country, Inc.                               3,877,950
  180,600     @     Odyssey HealthCare, Inc.                          3,828,720
                                                                     ----------
                                                                     15,271,930
                                                                     ----------
                    Home Furnishings: 1.06%
  108,400     @     Polycom, Inc.                                     3,743,052
                                                                     ----------
                                                                      3,743,052
                                                                     ----------
                    Internet: 8.75%
  243,000     @     Alloy, Inc.                                       4,009,500
   91,700     @     Digital Insight Corp.                             1,579,991
  313,500     @     Digital River, Inc.                               5,423,550
   84,300     @     F5 Networks, Inc.                                 1,882,419
  185,200     @     Macromedia, Inc.                                  4,111,440
  210,400     @     Network Associates, Inc.                          4,828,680
  245,700     @     Riverstone Networks, Inc.                         3,852,576
  282,000     @     S1 Corp.                                          4,184,880
   37,300     @     WebEx Communications, Inc.                        1,197,703
                                                                     ----------
                                                                     31,070,739
                                                                     ----------
                    Lodging: 0.76%
  126,400   @,@@    Fairmont Hotels & Resorts, Inc.                   2,698,640
                                                                     ----------
                                                                      2,698,640
                                                                     ----------
                    Machinery-Diversified: 1.30%
  330,000           Agco Corp.                                        4,603,500
                                                                     ----------
                                                                      4,603,500
                                                                     ----------
                    Miscellaneous Manufacturing: 0.30%
   37,300     @     Applied Films Corp.                               1,079,835
                                                                     ----------
                                                                      1,079,835
                                                                     ----------
                    Oil & Gas: 1.24%
  105,800     @     Spinnaker Exploration Co.                         4,387,526
                                                                     ----------
                                                                      4,387,526
                                                                     ----------
                    Oil & Gas Services: 1.11%
  101,000     @     Hydril Co.                                        1,956,370
  126,800     @     Torch Offshore, Inc.                                570,600
   92,000     @     W-H Energy Services, Inc.                         1,418,640
                                                                     ----------
                                                                      3,945,610
                                                                     ----------
                    Pharmaceuticals: 9.53%
  172,900     @     Celgene Corp.                                     6,032,481
   38,500     @     Cell Therapeutics, Inc.                           1,053,360
   64,200     @     CV Therapeutics, Inc.                             3,540,630
   54,370     @     Imclone Systems                                   3,914,640
  160,800     @     ISIS Pharmaceuticals, Inc.                        3,658,200
  108,700     @     Ligand Pharmaceuticals, Inc.                      1,795,724
  153,300     @     Medarex, Inc.                                     3,562,692
  102,900     @     Neurocrine Biosciences, Inc.                      4,897,011
   46,300     @     NPS Pharmaceuticals, Inc.                         1,780,235
  181,500     @     Sangstat Medical Corp.                            3,595,515
                                                                     ----------
                                                                     33,830,488
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Retail: 12.04%
   74,000     @     Abercrombie & Fitch Co.                         $ 1,776,000
   66,900     @     American Eagle Outfitters                         1,635,036
   86,800     @     Copart, Inc.                                      2,975,504
   89,300           Fred's, Inc.                                      2,963,867
  282,400     @     Hollywood Entertainment Corp.                     4,207,760
   73,200     @     Krispy Kreme Doughnuts, Inc.                      2,726,700
   76,600     @     Linens 'N Things, Inc.                            1,838,400
  185,000     @     Michaels Stores, Inc.                             5,559,250
   79,200     @     P.F. Chang's China Bistro, Inc.                   3,492,720
  218,600     @     Pacific Sunwear of California                     3,934,800
  140,500     @     The Cheesecake Factory                            4,340,045
  135,800     @     Urban Outfitters, Inc.                            2,529,954
  122,400     @     Williams-Sonoma, Inc.                             4,756,464
                                                                    -----------
                                                                     42,736,500
                                                                    -----------
                    Semiconductors: 17.01%
   73,300     @     Alpha Industries                                  1,759,200
  225,900     @     Anadigics, Inc.                                   3,797,379
  168,200     @     ATMI, Inc.                                        3,801,320
  287,700     @     ESS Technology                                    5,408,760
   76,600   @,@@    Genesis Microchip, Inc.                           4,360,838
  101,300     @     Intersil Corp.                                    3,384,433
  195,000     @     Kulicke & Soffa Industries                        3,063,450
  134,700     @     Lam Research Corp.                                2,952,624
  166,700     @     Logicvision, Inc.                                 2,027,072
  155,400     @     LTX Corp.                                         3,308,466
  110,400     @     Microtune, Inc.                                   2,340,480
  101,800     @     Monolithic System Technology, Inc.                1,932,164
  264,000   @,@@    O2Micro Intl. Ltd.                                5,237,760
  395,200     @     OAK Technology, Inc.                              4,600,128
  132,900     @     Power Integrations, Inc.                          3,016,830
   97,100     @     Rudolph Technologies, Inc.                        3,618,917
  121,500     @     Silicon Laboratories, Inc.                        3,129,840
   75,500     @     Zoran Corp.                                       2,623,625
                                                                    -----------
                                                                     60,363,286
                                                                    -----------
                    Software: 8.43%
  378,200     @     Borland Software Corp.                            5,468,772
   45,600     @     Cerner Corp.                                      2,412,696
   34,000     @     Concord Communications, Inc.                        611,660
  104,500     @     Documentum, Inc.                                  1,975,050
  114,400     @     EPIQ Systems, Inc.                                3,347,344
  289,600     @     HPL Technologies, Inc.                            2,997,360
  130,900     @     J.D. Edwards & Co.                                1,726,571
   93,300     @     Magma Design Automation, Inc.                     2,126,307
  155,400     @     PDF Solutions, Inc.                               2,470,860
  157,000     @     Precise Software Solutions Ltd.                   3,037,950
  126,500     @     Seachange Intl., Inc.                             3,751,990
                                                                    -----------
                                                                     29,926,560
                                                                    -----------
                    Telecommunications: 6.21%
  291,800     @     Aeroflex, Inc.                                    4,730,078
   23,300     @     AirGate PCS, Inc.                                 1,223,250
  253,100     @     Computer Network Technology Corp.                 4,745,625
  198,500     @     Finisar Corp.                                     2,147,770
  156,200     @     Harmonic, Inc.                                    1,900,954
  117,700     @     Powerwave Technologies, Inc.                      1,983,245
  208,700     @     Terayon Corp.                                     2,516,922
  282,500     @     Ubiquitel, Inc.                                   2,802,400
                                                                    -----------
                                                                     22,050,244
                                                                    -----------
                    Transportation: 0.25%
   29,100     @     Forward Air Corp.                                   882,021
                                                                    -----------
                                                                        882,021
                                                                    -----------
                    Total Common Stock (Cost $313,088,342)          348,092,264
                                                                    -----------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 3.70%
                    Repurchase Agreement: 3.70%
$13,123,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Notes, 5.625%, Due 11/30/02,
                      Market Value $13,386,831)                   $  13,123,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $13,123,000)                             13,123,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $326,211,342)*              101.77%   $ 361,215,264
                    Other Assets and Liabilities-Net     -1.77%      (6,288,028)
                                                       -------    -------------
                    Net Assets                          100.00%   $ 354,927,236
                                                       =======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  42,160,139
                    Gross Unrealized Depreciation                    (7,156,217)
                                                                  -------------
                    Net Unrealized Appreciation                   $  35,003,922
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                       Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.40%
                    Airlines: 0.28%
   30,100           Skywest, Inc.                                 $     701,631
                                                                  -------------
                                                                        701,631
                                                                  -------------
                    Apparel: 2.28%
  120,002   @       Coach, Inc.                                       3,960,066
  155,900   @       Gymboree Corp.                                    1,831,825
                                                                  -------------
                                                                      5,791,891
                                                                  -------------
                    Auto Parts & Equipment: 0.72%
   96,600   @       Aftermarket Technology Corp.                      1,822,842
                                                                  -------------
                                                                      1,822,842
                                                                  -------------
                    Biotechnology: 5.23%
   70,100   @       Affymetrix, Inc.                                  2,539,022
  105,800   @       Digene Corp.                                      3,369,730
  118,600   @       Immunomedics, Inc.                                2,822,680
   47,300   @       Integra LifeSciences Holdings Corp.               1,280,411
   69,900   @       InterMune, Inc.                                   3,264,330
                                                                  -------------
                                                                     13,276,173
                                                                  -------------
                    Chemicals: 0.98%
   35,900   @       Cabot Microelectronics Corp.                      2,490,024
                                                                  -------------
                                                                      2,490,024
                                                                  -------------
                    Commercial Services: 1.13%
  110,300   @       AMN Healthcare Services, Inc.                     2,867,800
                                                                  -------------
                                                                      2,867,800
                                                                  -------------
                    Computers: 4.39%
   18,600   @       CACI Intl., Inc.                                  1,375,842
  199,100   @       Concurrent Computer Corp.                         2,928,761
   89,800   @       Manhattan Associates, Inc.                        2,719,144
   25,500   @       Netscout Systems, Inc.                              225,930
  108,000   @       Numerical Technologies, Inc.                      2,874,960
   28,200   @       Pec Solutions, Inc.                               1,014,918
                                                                  -------------
                                                                     11,139,555
                                                                  -------------
                    Electrical Components & Equipment: 0.69%
   61,300   @       Wilson Greatbatch Technologies, Inc.              1,740,920
                                                                  -------------
                                                                      1,740,920
                                                                  -------------
                    Electronics: 1.43%
   92,500   @       Photon Dynamics, Inc.                             3,619,525
                                                                  -------------
                                                                      3,619,525
                                                                  -------------
                    Entertainment: 2.92%
  129,300     @     Alliance Gaming Corp.                             3,408,348
  122,200     @     Argosy Gaming Co.                                 4,008,160
                                                                  -------------
                                                                      7,416,508
                                                                  -------------
                    Environmental Control: 0.87%
   39,700     @     Stericycle, Inc.                                  2,198,586
                                                                  -------------
                                                                      2,198,586
                                                                  -------------
                    Food: 1.12%
   66,200     @     Whole Foods Market, Inc.                          2,840,642
                                                                  -------------
                                                                      2,840,642
                                                                  -------------
                    Healthcare-Products: 4.21%
  140,500     @     Endocare, Inc.                                    2,314,035
   81,500     @     Kensey Nash Corp.                                 1,676,455
  126,600     @     Steris Corp.                                      2,459,838
   77,800     @     Therasense, Inc.                                  1,804,960
   62,100     @     Zoll Medical Corp.                                2,426,868
                                                                  -------------
                                                                     10,682,156
                                                                  -------------
                    Healthcare-Services: 4.52%
  111,300     @     American Healthways, Inc.                         3,684,030
  121,700     @     AMERIGROUP Corp.                                  2,202,770
  109,000     @     Cross Country, Inc.                               2,806,750
  131,300     @     Odyssey HealthCare, Inc.                          2,783,560
                                                                  -------------
                                                                     11,477,110
                                                                  -------------
                    Home Furnishings: 1.08%
   79,600     @     Polycom, Inc.                                     2,748,588
                                                                  -------------
                                                                      2,748,588
                                                                  -------------
                    Internet: 8.80%
  169,700     @     Alloy, Inc.                                       2,800,050
   66,000     @     Digital Insight Corp.                             1,137,180
  224,900     @     Digital River, Inc.                               3,890,770
   60,900     @     F5 Networks, Inc.                                 1,359,897
  134,000     @     Macromedia, Inc.                                  2,974,800
  152,900     @     Network Associates, Inc.                          3,509,055
  177,700     @     Riverstone Networks, Inc.                         2,786,336
  202,500     @     S1 Corp.                                          3,005,100
   27,400     @     WebEx Communications, Inc.                          879,814
                                                                  -------------
                                                                     22,343,002
                                                                  -------------
                    Lodging: 0.76%
   90,700   @,@@    Fairmont Hotels & Resorts, Inc.                   1,936,445
                                                                  -------------
                                                                      1,936,445
                                                                  -------------
                    Machinery-Diversified: 1.03%
  187,100           Agco Corp.                                        2,610,045
                                                                  -------------
                                                                      2,610,045
                                                                  -------------
                    Miscellaneous Manufacturing: 0.31%
   26,800     @     Applied Films Corp.                                 775,860
                                                                  -------------
                                                                        775,860
                                                                  -------------
                    Oil & Gas: 1.38%
   84,000     @     Spinnaker Co.                                     3,516,656
                                                                  -------------
                                                                      3,516,656
                                                                  -------------
                    Oil & Gas Services: 1.16%
   73,800     @     Hydril Co.                                        1,429,506
  102,600     @     Torch Offshore, Inc.                                461,700
   68,700     @     W-H Energy Services, Inc.                         1,059,354
                                                                  -------------
                                                                      2,950,560
                                                                  -------------
                    Pharmaceuticals: 9.79%
  132,000     @     Celgene Corp.                                     4,605,480
   27,700     @     Cell Therapeutics, Inc.                             757,872
   46,100     @     CV Therapeutics, Inc.                             2,542,415
   39,128     @     Imclone Systems                                   2,817,216
  122,800     @     Isis Pharmaceuticals, Inc.                        2,793,700
       33     @     King Pharmaceuticals, Inc.                            1,315
   78,000     @     Ligand Pharmaceuticals, Inc.                      1,288,560
  110,900     @     Medarex, Inc.                                     2,577,316
   74,100     @     Neurocrine Biosciences, Inc.                      3,526,419
   33,500     @     NPS Pharmaceuticals, Inc.                         1,288,075
  134,700     @     Sangstat Medical Corp.                            2,668,407
                                                                  -------------
                                                                     24,866,775
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                    Retail: 12.19%
   53,300     @     Abercrombie & Fitch Co.                        $  1,279,200
   48,200     @     American Eagle Outfitters                         1,178,008
   63,800     @     Copart, Inc.                                      2,187,064
   59,500           Fred's, Inc.                                      1,974,805
  218,600     @     Hollywood Entertainment Corp.                     3,257,140
   52,900     @     Krispy Kreme Doughnuts, Inc.                      1,970,525
   55,200     @     Linens 'N Things, Inc.                            1,324,800
  134,000     @     Michaels Stores, Inc.                             4,026,700
   56,900     @     P.F. Chang's China Bistro, Inc.                   2,509,290
  158,300     @     Pacific Sunwear of California                     2,849,400
  101,700     @     The Cheesecake Factory                            3,141,513
   97,400     @     Urban Outfitters, Inc.                            1,814,562
   88,200     @     Williams-Sonoma, Inc.                             3,427,452
                                                                   ------------
                                                                     30,940,459
                                                                   ------------
                    Semiconductors: 16.99%
   31,600     @     Alpha Industries                                    758,400
  163,400     @     Anadigics, Inc.                                   2,746,754
  121,700     @     ATMI, Inc.                                        2,750,420
  193,400     @     ESS Technology                                    3,635,920
   56,100   @,@@    Genesis Microchip, Inc.                           3,193,773
   72,800     @     Intersil Corp.                                    2,432,248
  141,700     @     Kulicke & Soffa Industries                        2,226,107
  104,000     @     Lam Research Corp.                                2,279,680
  119,800     @     Logicvision, Inc.                                 1,456,768
  112,100     @     LTX Corp.                                         2,386,609
   79,300     @     Microtune, Inc.                                   1,681,160
   73,100     @     Monolithic System Technology, Inc.                1,387,438
  190,100   @,@@    O2Micro Intl. Ltd.                                3,771,584
  284,100     @     OAK Technology, Inc.                              3,306,924
   96,200     @     Power Integrations, Inc.                          2,183,740
   69,800     @     Rudolph Technologies, Inc.                        2,601,446
   87,800     @     Silicon Laboratories, Inc.                        2,261,728
   60,000     @     Zoran Corp.                                       2,085,000
                                                                   ------------
                                                                     43,145,699
                                                                   ------------
                    Software: 8.50%
  288,700     @     Borland Software Corp.                            4,174,602
   33,400     @     Cerner Corp.                                      1,767,194
   24,400     @     Concord Communications, Inc.                        438,956
   75,900     @     Documentum, Inc.                                  1,434,510
   83,800     @     EPIQ Systems, Inc.                                2,451,988
  181,200     @     HPL Technologies, Inc.                            1,875,420
   94,100     @     J.D. Edwards & Co.                                1,241,179
   66,900     @     Magma Design Automation, Inc.                     1,524,651
  112,900     @     PDF Solutions, Inc.                               1,795,110
  112,900     @     Precise Software Solutions Ltd.                   2,184,615
   91,300     @     Seachange Intl., Inc.                             2,707,958
                                                                   ------------
                                                                     21,596,183
                                                                   ------------
                    Telecommunications: 6.39%
  218,600     @     Aeroflex, Inc.                                    3,543,506
   17,100     @     AirGate PCS, Inc.                                   897,750
  182,700     @     Computer Network Technology Corp.                 3,425,625
  143,600     @     Finisar Corp.                                     1,553,752
  112,200     @     Harmonic, Inc.                                    1,365,474
   90,500     @     Powerwave Technologies, Inc.                      1,524,925
  150,000     @     Terayon Corp.                                     1,809,000
  212,100     @     Ubiquitel, Inc.                                   2,104,032
                                                                   ------------
                                                                     16,224,064
                                                                   ------------
                    Transportation: 0.25%
   20,900     @     Forward Air Corp.                                   633,479
                                                                   ------------
                                                                        633,479
                                                                   ------------
                    Total Common Stock (Cost $220,870,203)          252,353,178
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 3.23%
                    Repurchase Agreement: 3.23%
$8,211,000          State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized
                      by U.S. Treasury Bonds, 6.250%,
                      Due 05/15/30, Market Value $8,378,618)      $   8,211,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $8,211,000)                               8,211,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $229,081,203)*             102.63%    $ 260,564,178
                    Other Assets and Liabilities-Net    -2.63%       (6,674,523)
                                                       ------     -------------
                    Net Assets                         100.00%    $ 253,889,655
                                                       ======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                 $  36,322,510
                    Gross Unrealized Depreciation                    (4,839,535)
                                                                  -------------
                    Net Unrealized Appreciation                   $  31,482,975
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 44.14%
                    Banks: 1.55%
  10,400            Bank of America Corp.                          $    638,352
  16,800            FleetBoston Financial Corp.                         617,400
  31,200            US Bancorp                                          592,176
                                                                   ------------
                                                                      1,847,928
                                                                   ------------
                    Beverages: 0.63%
  16,000            Coca-Cola Co.                                       751,360
                                                                   ------------
                                                                        751,360
                                                                   ------------
                    Computers: 1.32%
  51,200            Compaq Computer Corp.                               519,680
  32,900     @      EMC Corp.-Mass.                                     552,391
  23,000            Hewlett-Packard Co.                                 505,770
                                                                   ------------
                                                                      1,577,841
                                                                   ------------
                    Cosmetics/Personal Care: 0.55%
  11,200            Kimberly-Clark Corp.                                651,504
                                                                   ------------
                                                                        651,504
                                                                   ------------
                    Diversified Financial Services: 0.41%
  15,000            American Express Co.                                493,650
                                                                   ------------
                                                                        493,650
                                                                   ------------
                    Electric: 2.63%
  19,400     @      Calpine Corp.                                       418,264
  28,600            Duke Energy Corp.                                 1,033,890
  58,300     @      Reliant Resources, Inc.                             948,541
  32,700            The Southern Co.                                    743,925
                                                                   ------------
                                                                      3,144,620
                                                                   ------------
                    Electrical Components & Equipment: 0.51%
  11,200            Emerson Electric Co.                                605,472
                                                                   ------------
                                                                        605,472
                                                                   ------------
                    Electronics: 0.84%
  29,700            Avnet, Inc.                                         705,375
  19,900     @      Solectron Corp.                                     292,530
                                                                   ------------
                                                                        997,905
                                                                   ------------
                    Energy: 0.00%
  29,192   @,XX     Orion Refining Corp.                                  2,919
                                                                   ------------
                                                                          2,919
                                                                   ------------
                    Food: 1.30%
  18,200     @      Safeway, Inc.                                       810,992
  34,100            Sara Lee Corp.                                      746,108
                                                                   ------------
                                                                      1,557,100
                                                                   ------------
                    Forest Products & Paper: 0.50%
  15,000            International Paper Co.                             599,250
                                                                   ------------
                                                                        599,250
                                                                   ------------
                    Healthcare-Services: 0.60%
   6,100     @      Wellpoint Health Networks                           719,190
                                                                   ------------
                                                                        719,190
                                                                   ------------
                    Home Furnishings: 0.42%
  10,600    @@      Sony Corp. ADR                                      506,150
                                                                   ------------
                                                                        506,150
                                                                   ------------
                    Insurance: 5.82%
  17,900            Allstate Corp.                                      612,896
   8,900            Chubb Corp.                                         623,534
  15,900            Cigna Corp.                                       1,450,557
  46,000            John Hancock Financial Services                   1,809,640
  17,200            Loews Corp.                                         977,476
  21,900            Old Republic Intl. Corp.                            588,015
   9,500     @      Principal Financial Group.                          218,025
  14,100            St. Paul Cos.                                       663,828
                                                                   ------------
                                                                      6,943,971
                                                                   ------------
                    Leisure Time: 1.20%
  55,000            Carnival Corp.                                    1,436,050
                                                                     ----------
                                                                      1,436,050
                                                                   ------------
                    Mining: 2.24%
  42,300            Alcoa, Inc.                                       1,632,780
  25,700     @      Freeport-McMoran Copper & Gold, Inc.                343,095
  43,700   @,@@     Inco, Ltd.                                          703,570
                                                                   ------------
                                                                      2,679,445
                                                                   ------------
                    Miscellaneous Manufacturing: 2.55%
  52,800            Honeywell Intl., Inc.                             1,749,792
  22,100    @@      Tyco Intl. Ltd.                                   1,299,480
                                                                   ------------
                                                                      3,049,272
                                                                   ------------
                    Oil & Gas: 3.82%
   7,500            Amerada Hess Corp.                                  435,750
  10,500            Anadarko Petroleum Corp.                            544,950
   7,000            ChevronTexaco Corp.                                 595,070
  18,324            Exxon Mobil Corp.                                   685,318
  10,000            Kerr-McGee Corp.                                    525,400
  11,400            Phillips Petroleum Co.                              634,182
  18,000            Transocean Sedco Forex, Inc.                        509,400
  13,000    @@      Royal Dutch Petroleum Co. ADR                       628,420
                                                                   ------------
                                                                      4,558,490
                                                                   ------------
                    Oil & Gas Services: 0.36%
  20,000            Halliburton Co.                                     428,600
                                                                   ------------
                                                                        428,600
                                                                   ------------
                    Pharmaceuticals: 4.03%
  27,200            Abbott Laboratories                               1,496,000
  15,900            Bristol-Myers Squibb Co.                            854,784
   9,000            Merck & Co, Inc.                                    609,750
  27,675            Pfizer, Inc.                                      1,198,604
  14,600            Pharmacia Corp.                                     648,240
                                                                   ------------
                                                                      4,807,378
                                                                   ------------
                    Pipelines: 0.63%
  17,000            El Paso Corp.                                       756,500
                                                                   ------------
                                                                        756,500
                                                                   ------------
                    Retail: 3.46%
   9,500            CVS Corp.                                           256,025
  21,500            Darden Restaurants, Inc.                            660,910
     112    @,X     International Fast Food Corp.                            --
  18,900            May Department Stores Co.                           677,376
  30,900            McDonald's Corp.                                    829,356
  22,300            RadioShack Corp.                                    645,808
  23,300            Sears, Roebuck And Co.                            1,060,383
                                                                   ------------
                                                                      4,129,858
                                                                   ------------
                    Semiconductors: 0.63%
  55,000     @      Advanced Micro Devices                              745,800
                                                                   ------------
                                                                        745,800
                                                                   ------------
                    Software: 0.90%
  14,600            First Data Corp.                                  1,069,304
                                                                   ------------
                                                                      1,069,304
                                                                   ------------
                    Telecommunications: 5.24%
  65,700     @      ADC Telecommunications, Inc.                        291,708
  10,800            Alltel Corp.                                        702,864
  35,800     @      AT&T Wireless Services, Inc.                        500,126
  20,100            BellSouth Corp.                                     773,850
  30,400            Sprint Corp.                                        662,416
  54,000     @      Tellabs, Inc.                                       825,120
  31,448            Verizon Communications, Inc.                      1,478,056
  70,500     @      WorldCom, Inc.                                    1,025,070
                                                                   ------------
                                                                      6,259,210
                                                                   ------------
                    Tobacco: 1.20%
  30,400            Philip Morris Cos., Inc.                          1,433,968
                                                                   ------------
                                                                      1,433,968
                                                                   ------------
                    Transportation: 0.80%
  20,900     @      FedEx Corp.                                         958,474
                                                                   ------------
                                                                        958,474
                                                                   ------------
                    Total Common Stock (Cost $55,079,485)            52,711,209
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 21.61%
                    Aerospace/Defense: 0.52%
$825,000            Simula, Inc., 8.000%, due 05/01/04             $    618,750
                                                                   ------------
                                                                        618,750
                                                                   ------------
                    Airlines: 0.69%
  936,292           Continental Airlines, Inc., 6.545%, due
                      02/02/19                                          823,762
                                                                   ------------
                                                                        823,762
                                                                   ------------
                    Auto Manufacturers: 0.39%
  450,000           DaimlerChrysler NA Holding Corp., 7.750%,
                      due 01/18/11                                      469,981
                                                                   ------------
                                                                        469,981
                                                                   ------------
                    Auto Parts & Equipment: 0.26%
  300,000           Lear Corp., 8.110%, due 05/15/09                    311,714
                                                                   ------------
                                                                        311,714
                                                                   ------------
                    Banks: 1.34%
1,095,000    @@     Banco Santander-Chile, 6.500%, due 11/01/05       1,129,009
  450,000           Wells Fargo Bank NA, 6.450%, due 02/01/11           467,077
                                                                   ------------
                                                                      1,596,086
                                                                   ------------
                    Beverages: 0.38%
  450,000           Coca-Cola Enterprises, Inc., 6.125%, due
                      08/15/11                                          460,168
                                                                   ------------
                                                                        460,168
                                                                   ------------
                    Building Materials: 0.59%
  400,000           Dayton Superior Corp., 13.000%, due 06/15/09        410,000
  300,000           Nortek, Inc., 8.875%, due 08/01/08                  300,000
                                                                   ------------
                                                                        710,000
                                                                   ------------
                    Chemicals: 0.06%
  800,000    ++     Sterling Chemicals, Inc., 11.750%,
                      due 08/15/06                                       68,000
                                                                   ------------
                                                                         68,000
                                                                   ------------
                    Commercial Services: 0.16%
  250,000           Mail-Well, Inc., 8.750%, due 12/15/08               196,250
                                                                   ------------
                                                                        196,250
                                                                   ------------
                    Diversified Financial Services: 4.27%
 160,000     @@     Amvescap PLC, 6.375%, due 05/15/03                  165,708
1,000,000           Citigroup, Inc., 3.600%, due 05/30/03             1,001,479
  500,000           Ford Motor Credit Co., 2.498%, due 04/28/05         504,922
  500,000           Ford Motor Credit Co., 6.500%, due 01/25/07         525,108
  700,000           Ford Motor Credit Co., 7.875%, due 06/15/10         671,114
  700,000           General Motors Acceptance Corp., 2.740%,
                      due 07/21/04                                      681,799
  500,000           Household Finance Corp., 8.000%, due 05/09/05       547,333
1,000,000           Lehman Brothers Holdings, Inc., 2.900%, due
                      07/06/04                                          996,360
                                                                      ---------
                                                                      5,093,823
                                                                      ---------
                    Electric: 1.52%
  200,000           Calpine Corp., 8.625%, due 08/15/10                 200,795
  150,000           CMS Energy Corp., 9.875%, due 10/15/07              162,007
  450,000           Exelon Corp., 6.750%, due 05/01/11                  460,926
  500,000           Progress Energy, Inc., 7.750%, due 03/01/31         553,779
  400,000           TNP Enterprises, Inc., 10.250%, due 04/01/10        432,000
                                                                      ---------
                                                                      1,809,507
                                                                      ---------
                    Electronics: 0.27%
  300,000    @@     Flextronics Intl. Ltd., 9.875%, due 07/01/10        325,500
                                                                      ---------
                                                                        325,500
                                                                      ---------
                    Environmental Control: 0.26%
  300,000           Allied Waste North America, 8.875%, due
                      04/01/08                                          309,750
                                                                      ---------
                                                                        309,750
                                                                      ---------
                    Food: 2.92%
 450,000            Archer-Daniels-Midland Co., 7.000%, due
                      02/01/31                                          473,252
  450,000           Campbell Soup Co., 5.875%, due 10/01/08             456,460
  450,000           Conagra Foods, Inc., 9.750%, due 03/01/21           575,346
  450,000     #     Delhaize America, Inc., 8.125%, due 04/15/11        498,128
  450,000           Kroger Co., 7.500%, due 04/01/31                    482,200
1,000,000           Sara Lee Corp., 3.720%, due 09/10/03              1,000,258
                                                                      ---------
                                                                      3,485,644
                                                                      ---------
                    Forest Products & Paper: 0.30%
  200,000           Buckeye Technologies, Inc., 9.250%, due
                      09/15/08                                          197,000
  800,000    @@     Doman Industries Ltd., 8.750%, due 03/15/04         156,000
                                                                      ---------
                                                                        353,000
                                                                      ---------
                    Holding Companies-Diversified: 0.37%
  430,000           Penhall Intl., Inc., 12.000%, due 08/01/06          445,050
                                                                      ---------
                                                                        445,050
                                                                      ---------
                    Home Builders: 0.26%
  300,000           Lennar Corp., 7.625%, due 03/01/09                  309,000
                                                                      ---------
                                                                        309,000
                                                                      ---------
                    Iron/Steel: 0.13%
  100,000           AK Steel Corp., 7.875%, due 02/15/09                100,000
   50,000           Armco, Inc., 9.000%, due 09/15/07                    51,000
                                                                      ---------
                                                                        151,000
                                                                      ---------
                    Leisure Time: 0.05%
  100,000           Trump Atlantic City Associates, 11.250%, due
                      05/01/06                                           63,500
                                                                      ---------
                                                                         63,500
                                                                      ---------
                    Lodging: 0.06%
   75,000           Prime Hospitality Corp., 9.750%, due 04/01/07        76,125
                                                                      ---------
                                                                         76,125
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                    Media: 1.67%
$500,000            Charter Communications Holdings Corp., 8.625%,
                      due 04/01/09                                 $    490,000
  300,000           CSC Holdings, Inc., 7.625%, due 04/01/11            302,001
  175,000           Echostar DBS Corp., 9.250%, due 02/01/06            182,000
  350,000           Primedia, Inc., 9.875%, due 05/15/11                309,750
  600,000    @@,+   Telewest Communications PLC, 0/11.375%,
                      due 02/01/10                                      258,000
  450,000           Walt Disney Co., 4.500%, due 09/15/04               451,368
                                                                   ------------
                                                                      1,993,119
                                                                   ------------
                    Mining: 0.50%
  600,000           Alcoa, Inc., 1.000%, due 12/06/04                   600,000
                                                                   ------------
                                                                        600,000
                                                                   ------------
                    Oil & Gas: 1.11%
  225,000           Energy Corp. of America, 9.500%, due 05/15/07       154,125
  500,000           Kerr-McGee Corp., 7.875%, due 09/15/31              519,231
  600,000           Northern Oil ASA, 10.000%, due 05/15/05             393,000
  300,000           Premcor Refining Group, Inc., 8.625%, due
                      08/15/08                                          259,500
                                                                   ------------
                                                                      1,325,856
                                                                   ------------
                    Pharmaceuticals: 0.38%
  450,000           Bristol-Myers Squibb Co., 5.750%, due 10/01/11      456,517
                                                                   ------------
                                                                        456,517
                                                                   ------------
                    Regional(state/province): 0.44%
  450,000     @@    Province of Quebec, 7.500%, due 09/15/29            522,524
                                                                   ------------
                                                                        522,524
                                                                   ------------
                    Telecommunications: 2.65%
 975,000            Adelphia Business Solutions, Inc., 12.000%,
                      due 11/01/07                                       19,500
  500,000           BellSouth Corp., 6.875%, due 10/15/31               515,924
  450,000     @@    British Telecommunications PLC, 8.375%,
                      due 12/15/10                                      503,082
  600,000     @@    Call-Net Enterprises, Inc., 8.000%, due
                      08/15/08                                          220,500
  700,000           Concentric Network Corp., 12.750%, due
                      12/15/07                                           94,500
  500,000           ITC Deltacom, Inc., 8.875%, due 03/01/08            172,500
  450,000           Nextel Communications, Inc., 9.375%, due
                      11/15/09                                          373,500
  425,000           NMS Communciations Corp., 5.000%, due 10/15/05      259,250
  450,000           Qwest Capital Funding, Inc., 7.250%, due
                      02/15/11                                          449,735
2,000,000    ++,#   SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
  500,000     ++    WinStar Communications, Inc., 12.750%,
                      due 04/15/10                                        2,500
  450,000           WorldCom, Inc., 7.500%, due 05/15/11                459,333
  800,000    +,++   XO Communications, Inc., 0/9.450%,
                      due 04/15/08                                       88,000
                                                                   ------------
                                                                      3,158,324
                                                                   ------------
                    Transportation: 0.06%
   75,000           Gulfmark Offshore, Inc., 8.750%, due 06/01/08        72,000
                                                                   ------------
                                                                         72,000
                                                                   ------------
                    Total Corporate Bonds (Cost $29,997,187)         25,804,950
                                                                   ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.47%
                    Federal Home Loan Mortgage Corporation: 2.73%
 866,095            5.500%, due 01/01/14                                868,797
  428,194           6.000% due 04/01/14                                 436,642
  450,000           6.750% due 03/15/31                                 491,113
1,421,252           7.000% due 06/01/29                               1,462,847
                                                                   ------------
                                                                      3,259,399
                                                                   ------------
                    Federal National Mortgage Association: 11.97%
  450,000           5.500%, due 05/02/06                                468,986
3,267,140           6.420%, due 06/01/11                              3,379,448
  700,000           6.500%, due 12/01/99 TBA                            708,093
1,395,652           6.500%, due 06/01/14                              1,436,365
  333,112           6.500%, due 08/01/15                                341,454
  450,000           6.625%, due 11/15/30                                482,634
2,103,073           7.000%, due 03/01/15                              2,193,694
2,381,293           7.500%, due 07/01/21                              2,482,596
1,602,177           7.500%, due 11/01/29                              1,674,807
  709,008           7.500%, due 09/01/30                                737,824
  365,417           8.000%, due 08/01/30                                385,253
                                                                   ------------
                                                                     14,291,154
                                                                   ------------
                    Government National Mortgage Association: 3.77%
2,973,895           6.500%, due 06/15/29                              3,022,910
  818,101           7.500%, due 11/15/29                                856,041
  589,684           8.000%, due 07/15/30                                621,163
                                                                   ------------
                                                                      4,500,114
                                                                   ------------
                    Total U.S. Government Agency Obligations
                      (Cost $21,310,785)                             22,050,667
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 3.65%
                    U.S. Treasury Bonds: 2.02%
$2,500,000          5.250%, due 02/15/29                           $  2,414,455
                                                                   ------------
                                                                      2,414,455
                                                                   ------------
                    U.S. Treasury Notes: 1.63%
   900,000          4.625%, due 05/15/06                                923,590
 1,000,000          5.000%, due 02/15/11                              1,018,555
                                                                   ------------
                                                                      1,942,145
                                                                   ------------
                    Total U.S. Treasury Obligations
                      (Cost $4,426,357)                               4,356,600
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.17%
                    Commercial MBS: 1.56%
   490,000    #     Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                              504,060
   235,764    #     Criimi Mae CMBS Corp., 5.700%, due 06/20/30         242,227
 1,047,986          GMAC Commercial Mortgage Securities, Inc.,
                      6.974%, due 05/15/08                            1,115,409
                                                                   ------------
                                                                      1,861,696
                                                                   ------------
                    Home Equity ABS: 0.61%
   700,000          Emergent Home Equity Loan Trust, 7.080%,
                      due 12/15/28                                      736,773
                                                                   ------------
                                                                        736,773
                                                                   ------------
                    Total Collateralized Mortgage Obligations
                      (Cost $2,444,814)                               2,598,469
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.72%
                    Diversified Financial Services: 0.71%
    63,736     &    North Atlantic Trading Co.                     $    844,502
                                                                   ------------
                    Restaurants: 0.00%
    13,251    @,X   International Fast Food Corp.                            --
                                                                   ------------
                    Telecommunications: 0.01%
    10,152   @,XX   Adelphia Business Solutions, Inc.                     8,934
     3,452     @    XO Communications, Inc.                               1,294
                                                                   ------------
                                                                         10,228
                                                                   ------------
                    Total Preferred Stock (Cost $2,232,374)             854,730
                                                                   ------------
WARRANTS: 0.01%
                    Building Materials: 0.01%
       400     @    Dayton Superior Corp.                          $      6,000
                                                                   ------------
                    Food/Beverage: 0.00%
       370   @,XX   North Atlantic Trading Co.                                4
                                                                   ------------
                    Miscellaneous Manufacturing: 0.00%
       500   @,XX   Packaged Ice, Inc.                                    5,500
                                                                   ------------
                    Telecommunications: 0.00%
       500     @    Iridium World Communications, Inc.                        5
                                                                   ------------
                    Total Warrants (Cost $57,953)                        11,509
                                                                   ------------
                    Total Long-Term Investments
                      (Cost $115,548,955)                           108,388,134
                                                                   ------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 9.52%
                    Repurchase Agreement: 9.52%
$11,362,078         State Street Bank & Trust Repurchase
                      Agreement, 2.040%, due 12/03/01
                      (Collateralized by $5,425,000 U.S.
                      Treasury Note, 5.125%, Due 12/31/02,
                      Market Value $5,709,813, $5,050,000
                      U.S. Treasury Note, 6.500%, Due 03/31/02,
                      Market Value $5,155,107 and $3,170,000
                      U.S. Treasury Bill, 0.000%, Due 04/18/02,
                      Market Value $3,146,225)                     $ 11,362,078
                                                                   ------------
                    Total Short-Term Investments
                      (Cost $11,362,078)                             11,362,078
                                                                   ------------
                    Total Investments in Securities
                      (Cost $126,911,033)               100.29%    $119,750,212
                    Other Assets and Liabilities-Net     -0.29%        (347,315)
                                                       -------     ------------
                    Net Assets                          100.00%    $119,402,897
                                                       =======     ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Defaulted Security
&    Payment in-kind security
@@   Foreign Issuer
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
                    Gross Unrealized Appreciation                  $  6,937,766
                    Gross Unrealized Depreciation                   (14,098,587)
                                                                   ------------
                    Net Unrealized Depreciation                    $ (7,160,821)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 4.33%
                    Biotechnology: 1.48%
   60,000     @     IDEC Pharmaceuticals Corp.                     $  4,218,300
                                                                   ------------
                                                                      4,218,300
                                                                   ------------
                    Oil & Gas: 0.50%
   50,000           Transocean Sedco Forex, Inc.                      1,415,000
                                                                    -----------
                                                                      1,415,000
                                                                    -----------
                    Semiconductors: 0.83%
   86,500     @     Micron Technology, Inc.                           2,349,340
                                                                    -----------
                                                                      2,349,340
                                                                    -----------
                    Transportation: 1.52%
   77,200           United Parcel Service, Inc.                       4,340,184
                                                                    -----------
                                                                      4,340,184
                                                                    -----------
                    Total Common Stock (Cost $11,625,462)            12,322,824
                                                                    -----------
CONVERTIBLE PREFERRED STOCK: 14.21%
                    Airlines: 0.23%
   25,000           Continental Airlines Finance Trust II               646,875
                                                                    -----------
                                                                        646,875
                                                                    -----------
                    Electric: 2.39%
  124,781           Calpine Capital Trust II                          6,800,565
                                                                    -----------
                                                                      6,800,565
                                                                    -----------
                    Food: 3.02%
  188,147           Suiza Capital Trust II                            8,607,725
                                                                    -----------
                                                                      8,607,725
                                                                    -----------
                    Oil & Gas Services: 1.67%
  107,005           Weatherford Intl., Inc.                           4,748,347
                                                                    -----------
                                                                      4,748,347
                                                                    -----------
                    Retail: 1.07%
   53,150           Wendy's Financing I                               3,049,481
                                                                    -----------
                                                                      3,049,481
                                                                    -----------
                    Savings & Loans: 5.83%
  253,700           Sovereign Bancorp, Inc.                          16,585,637
                                                                    -----------
                                                                     16,585,637
                                                                    -----------
                    Telecommunications: 0.00%
   51,932   ++,X    WinStar Communications, Inc.                             --
                                                                    -----------
                    Total Convertible Preferred Stock
                      (Cost $37,348,440)                             40,438,630
                                                                    -----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 71.81%
                    Biotechnology: 11.36%
$ 8,000,000         Aviron, 5.250%, due 02/01/08                   $  6,880,000
  8,000,000         Genzyme Corp., 3.000%, due 05/15/21               8,370,000
  2,360,000    @    IDEC Pharmaceuticals Corp., 0.000%,
                      due 02/16/19                                    6,743,700
  9,511,000         Millennium Pharmaceuticals, 5.500%,
                      due 01/15/07                                   10,343,212
                                                                    -----------
                                                                     32,336,912
                                                                    -----------
                    Building Materials: 0.85%
  5,950,000         Masco Corp., 0.000%, due 07/20/31                 2,409,750
                                                                    -----------
                                                                      2,409,750
                                                                    -----------
                    Computers: 3.79%
 12,574,000    #    ASML Lithography Holding NV, 4.250%, due
                      11/30/04                                       10,797,923
                                                                    -----------
                                                                     10,797,923
                                                                    -----------
                    Distribution/Wholesale: 0.99%
  3,000,000         Costco Wholesale Corp., 0.010%, due 08/19/17      2,831,250
                                                                    -----------
                                                                      2,831,250
                                                                    -----------
                    Diversified Financial Services: 5.42%
  1,500,000         Community Health Systems, Inc., 4.250%, due
                      10/15/08                                        1,494,375
  3,975,000         Household Intl., Inc., 0.000%, due 08/02/21       3,264,469
  4,460,000         Merrill Lynch & Co., Inc., 0.000%,
                      due 05/23/31                                    2,347,075
  6,500,000         Orion Power Holdings, Inc., 4.500%, due
                      06/01/08                                        6,410,625
  3,500,000    #    Verizon Global Funding Corp., 0.000%, due
                      05/15/21                                        1,907,500
                                                                    -----------
                                                                     15,424,044
                                                                    -----------
                    Healthcare-Services: 7.18%
 11,911,000    #    Universal Health Services, 0.426%,
                      due 06/23/20                                    6,804,159
 16,000,000         Wellpoint Health Networks, 0.000%, due
                      07/02/19                                       13,620,000
                                                                    -----------
                                                                     20,424,159
                                                                    -----------
                    Internet: 0.95%
  4,965,000         America Online, Inc., 0.010%, due 12/06/19        2,699,719
                                                                    -----------
                                                                      2,699,719
                                                                    -----------
                    Media: 5.36%
 15,614,000         Clear Channel Communications, 1.500%, due
                      12/01/02                                       15,262,685
                                                                    -----------
                                                                     15,262,685
                                                                    -----------
                    Oil & Gas: 11.66%
  7,556,000         Anadarko Petroleum Corp., 0.000%, due 03/07/20    5,223,085
  2,480,000         Anadarko Petroleum Corp., 0.000%, due 03/13/21    2,449,000
  3,498,000         Devon Energy Corp., 4.9000%, due 08/15/08         3,467,393
  7,685,000         Kerr-McGee Corp., 5.250%, due 02/15/10            8,472,712
  2,465,000         Nabors Industries, Inc., 0.000%, due 02/05/21     1,355,750
 14,000,000         Transocean Sedco Forex, Inc., 1.500%, due
                      05/15/21                                       12,215,000
                                                                    -----------
                                                                     33,182,940
                                                                    -----------
                    Oil & Gas Services: 0.61%
  1,975,000         Cooper Cameron Corp., 1.750%, due 05/17/21        1,728,125
                                                                    -----------
                                                                      1,728,125
                                                                    -----------
                    Pharmaceuticals: 9.63%
  5,426,000   @@    Elan Finance Corp. Ltd., 0.000%, due 12/14/18     3,899,937
  8,230,000         Imclone Systems, 5.500%, due 03/01/05            11,851,200
  2,500,000    #    King Pharmaceuticals, Inc., 1.000%, due
                      11/15/21                                        2,696,875
  4,000,000         Medarex, Inc., 4.500%, due 07/01/06               4,175,000
  6,148,000    #    Roche Holdings, Inc., 0.000%, due 01/19/15        4,780,070
                                                                    -----------
                                                                     27,403,082
                                                                    -----------
                    Pipelines: 0.73%
  4,947,000         El Paso Corp., 0.000%, due 02/28/21               2,071,556
                                                                    -----------
                                                                      2,071,556
                                                                    -----------
                    Semiconductors: 3.29%
 10,456,000         Cypress Semiconductor Corp., 4.000%,
                      due 02/01/05                                    9,371,190
                                                                    -----------
                                                                      9,371,190
                                                                    -----------
                    Software: 3.71%
  7,500,000         Nvidia Corp., 4.750%, due 10/15/07               10,565,625
                                                                    -----------
                                                                     10,565,625
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund
    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                      Value
--------------------------------------------------------------------------------
                    Telecommunications: 4.39%
$2,471,000          Juniper Networks, Inc., 4.750%, due 03/15/07   $  1,837,806
16,741,000          Nextel Communications, Inc., 5.250%, due
                      01/15/10                                       10,672,388
                                                                   ------------
                                                                     12,510,194
                                                                   ------------
                    Transportation: 1.89%
 5,460,000          United Parcel Service, Inc., 1.750%, due
                      09/27/07                                        5,384,925
                                                                   ------------
                                                                      5,384,925
                                                                   ------------
                    Convertible Corporate Bonds
                      (Cost $206,011,255)                           204,404,079
                                                                   ------------

Number of
Warrants                                                               Value
--------------------------------------------------------------------------------
WARRANTS: 4.05%
                    Savings & Loans: 4.05%
  240,000   @,#     Washington Mutual, Inc.                        $ 11,520,000
                                                                   ------------
                    Total Warrants (Cost $12,418,100)                11,520,000
                                                                   ------------
                    Total Long-Term Investments
                      (Cost $267,403,257)                           268,685,533
                                                                   ------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.29%
                    Repurchase Agreement: 5.29%
$15,059,000         State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Notes, 5.125%, Due 12/31/02,
                      Market Value $15,361,238)                    $ 15,059,000
                                                                   ------------
                    Total Short-Term Investments
                      (Cost $15,059,000)                             15,059,000
                                                                   ------------
                    Total Investments in Securities
                      (Cost $282,462,257)*               99.69%    $283,744,533
                                                        ------     ------------
                    Other Assets and Liabilities-Net      0.31%         874,077
                                                        ------     ------------
                    Net Assets                          100.00%    $284,618,610
                                                        ======     ============

@    Non-income producing security
@@   Foreign Issuer
++   Defaulted Security
X Market value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
                    Gross Unrealized Appreciation                  $ 18,486,378
                    Gross Unrealized Depreciation                   (17,204,102)
                                                                   ------------
                    Net Unrealized Appreciation                    $  1,282,276
                                                                   ============

                 See Accompanying Notes to Financial Statements

                        SHAREHOLDER MEETINGS (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the Pilgrim Research Enhanced Index Fund, held July 24, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                                         Shares voted
                                                             Shares       against or      Shares        Broker       Total
                                                            voted for      withheld      abstained     non-vote      Voted
                                                            ---------      --------      ---------     --------      -----
Pilgrim Research Enhanced Index Fund

1.   To approve a Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc., with no change in the sub-advisory fee payable to the Sub-Adviser.
                                                           14,010,473       189,121        420,473         --      14,620,067

2.   To transact such other business as may properly come before the Special
     Meeting or any adjournments thereof.
                                                           14,013,594       280,267        326,206         --      14,620,067

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR

ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Contact your investment professional, call (800) 992-0180 for a current Pilgrim Funds prospectus, or call (800) 367-7732 for a current Aetna Funds prospectus. The prospectuses contain more complete information on all charges, fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

[LOGO] ING PILGRIM                                     USEQIQSEMIAN113001-012502